FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-07

May 1, 2020

Free Writing Prospectus

Structural and Collateral Term Sheet

$771,852,928

(Approximate Mortgage Pool Balance)

$642,519,000

(Offered Certificates)

GS Mortgage Securities Trust 2020-GC47

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2020-GC47

Goldman Sachs Mortgage Company

Citi Real Estate Funding Inc.

As Sponsors and Mortgage Loan Sellers

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman Sachs & Co. LLC		Citigroup
Co-Lead Managers and Joint Bookrunners

Academy Securities	AmeriVet Securities	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-226082) (the “Preliminary Prospectus”) anticipated to be dated May 1, 2020. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

  CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$3,688,000		30.000%	[ ]%	(5)	3.22	06/20 – 05/25
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-5	AAA(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-AB	AAA(sf) / AAAsf / AAA(sf)	$8,900,000		30.000%	[ ]%	(5)	7.34	05/25 – 11/29
Class X-A	AA-(sf) / AAAsf / AAA(sf)	$573,776,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$68,743,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	AA-(sf) / AAAsf / AAA(sf)	$60,494,000		21.750%	[ ]%	(5)	9.81	03/30 – 04/30
Class B	NR / AA-sf / AA-(sf)	$35,746,000		16.875%	[ ]%	(5)	9.89	04/30 – 04/30
Class C	NR / A-sf / A-(sf)	$32,997,000		12.375%	[ ]%	(5)	9.89	04/30 – 04/30

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class D	NR / BBBsf / BBB(sf)	$22,914,000		9.250%	[ ]%	(5)	9.89	04/30 – 04/30
Class X-D	NR / BBBsf / BBB(sf)	$22,914,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class E	NR / BBB-sf / BBB-(sf)	$17,415,000		6.875%	[ ]%	(5)	9.89	04/30 – 04/30
Class X-E	NR / BBB-sf / BBB-(sf)	$17,415,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class F	NR / BB-sf / BB-(sf)	$13,749,000		5.000%	[ ]%	(5)	9.89	04/30 – 04/30
Class X-F	NR / BB-sf / BB-(sf)	$13,749,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class G	NR / B-sf / B-(sf)	$7,332,000		4.000%	[ ]%	(5)	9.89	04/30 – 04/30
Class X-G	NR / B-sf / B-(sf)	$7,332,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class H	NR / NR / NR	$29,331,281		0.000%	[ ]%	(5)	9.93	04/30 – 05/30
Class R(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Standard & Poor’s Financial Services LLC (“S&P”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA” and, and together with S&P and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B, Class X-D, Class X-E, Class X-F and Class X-G certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates (collectively, the “principal balance certificates” and, together with the Class X certificates, the “non-VRR certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-4, Class A-5 and Class A-AB certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR interest. However, losses incurred on the mortgage loans will be allocated between the VRR interest and the principal balance certificates, pro rata in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

(6)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, assumed final distribution date, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $500,694,000, subject to a variance of plus or minus 5%.

Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Assumed Final Distribution Date	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-4	$0 – $235,000,000	NAP – February 2030	NAP – 9.59	NAP / 11/29 – 02/30
Class A-5	$265,694,000 – $500,694,000	March 2030	9.69 – 9.79	11/29 – 03/30 / 02/30 – 03/30

(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class

Class X-A	Class A-1, Class A-4, Class A-5, Class A-AB and Class A-S certificates

Class X-B	Class B and Class C certificates
Class X-D	Class D certificates
Class X-E	Class E certificates
Class X-F	Class F certificates
Class X-G	Class G certificates

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.

(9)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interest(1)	Approximate Initial VRR Interest Balance	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(2)	Principal Window(2)
RR Interest	$25,565,001	[__]%	(3)	9.69	06/20 – 05/30
Class RR Certificates	$13,027,646	[__]%	(3)	9.69	06/20 – 05/30

(1)	Each of the Class RR certificates and the RR interest will collectively constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) and is expected to be acquired and retained by the applicable sponsors (or their “majority-owned affiliates”, as such term is defined in the Credit Risk Retention Rules) as described under “Credit Risk Retention” in the Preliminary Prospectus. The Class RR certificates and the RR interest collectively comprise the “VRR interest”. The VRR interest represents the right to receive a specified percentage of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates and the RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.

(2)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.

(3)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the RR interest and the Class RR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class D, Class X-D, Class E, Class X-E, Class F, Class X-F, Class G, Class X-G, Class H, Class RR, Class R certificates and the RR interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the RR Interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$771,852,928
Number of Mortgage Loans	29
Number of Mortgaged Properties	60
Average Cut-off Date Mortgage Loan Balance	$26,615,618
Weighted Average Mortgage Interest Rate	3.47525%
Weighted Average Remaining Term to Maturity Date (months)	117
Weighted Average Remaining Amortization Term (months)	360
Weighted Average Cut-off Date LTV Ratio(3)	53.6%
Weighted Average Maturity Date LTV Ratio(4)	52.4%
Weighted Average Underwritten Debt Service Coverage Ratio	2.80x
Weighted Average Debt Yield on Underwritten NOI	10.2%
% of Mortgage Loans with Mezzanine Debt	6.5%
% of Mortgage Loans with Subordinate Debt(5)	31.3%
% of Mortgage Loans with Preferred Equity	0.0%
% of Mortgage Loans with Single Tenants(6)	6.5%

(1)	With respect to nine mortgage loans, representing approximately 49.9% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, unit or room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to five mortgage loans, representing approximately 31.3% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, pads or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to three mortgage loans (22.9% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 54.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(4)	Unless otherwise indicated, the Maturity Date/LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to three mortgage loans (22.9% of the initial pool balance) the respective Maturity Date/ LTV Ratios were calculated using an “as stabilized” or “prospective as stabilized” appraised value assuming certain reserves were pre-funded instead of the related “as-is” appraised value. The weighted average Maturity Date/LTV Ratio for the mortgage pool without making such adjustments is 53.3%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

(5)	Each of the 1633 Broadway, Moffett Towers Buildings A, B & C, 650 Madison Avenue, 555 10th Avenue and 525 Market Street mortgage loans have one or more subordinate companion loans that are generally subordinate in right of payment to the respective related mortgage loans (the “1633 Broadway Subordinate Companion Loans”, “Moffett Towers Buildings A, B & C Subordinate Companion Loans”, “650 Madison Avenue Subordinate Companion Loans”, “555 10th Avenue Subordinate Companion Loan” and the “525 Market Street Subordinate Companion Loans”). The 1633 Broadway Subordinate Companion Loans have an aggregate outstanding principal balance of $249,000,000 as of the Cut-off Date, and are currently held in the BWAY 2019-1633 securitization transaction. The Moffett Towers Buildings A, B & C Subordinate Companion Loans have an aggregate outstanding principal balance of $327,000,000 as of the Cut-off Date, and are currently held in the MOFT 2020-ABC securitization transaction. The 650 Madison Avenue Subordinate Companion Loans have an aggregate outstanding principal balance of $213,200,000 as of the Cut-off Date, and are currently held in the MAD 2019-650M securitization transaction. The 555 10th Avenue Subordinate Companion Loan has an outstanding principal balance of $136,600,000 as of the Cut-off Date, and is currently held in the CGCMT 2020-555 securitization transaction. The 525 Market Street Subordinate Companion Loans have an aggregate outstanding principal balance of $212,000,000 as of the Cut-off Date, and are currently held in the MKT 2020-525M securitization transaction. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(6)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COVID-19 UPDATE

■	The following table contains information regarding the status of the mortgage loans and mortgaged properties provided by the respective borrowers as of the date set forth in the “Information as of Date” column. The cumulative effects of the COVID-19 emergency on the global economy may cause tenants to be unable to pay their rent and borrowers to be unable to pay debt service under the mortgage loans. As a result, we cannot assure you that the information in the following table is indicative of future performance or that tenants or borrowers will not seek rent or debt service relief (including forbearance arrangements) or other lease or loan modifications in the future. Such actions may lead to shortfalls and losses on the certificates. See “Risk Factors—Risks Related to Market Conditions and Other External Factors—Current Coronavirus Pandemic May Adversely Affect the Global Economy and the Performance of the Mortgage Loans” and “Description of the Mortgage Pool—COVID Considerations” in the Preliminary Prospectus.

Mortgage Loan Seller	Information as of Date	Origination Date	Property Name	Property Type	April Debt Service Payment Received (Y/N)	Forbearance or Other Debt Service Relief Requested (Y/N)	Other Loan Modification Requested (Y/N)	Lease Modification or Rent Relief Requested (Y/N)	Tenant Count Making Full April Rent Payment (%)	UW Base Rent Paid (%)
GSMC	4/29/2020	11/25/2019	1633 Broadway	Office	Y	N	N	Y(1)	82%(1)	86%(1)
GSMC	4/27/2020	2/6/2020	Moffett Towers Buildings A, B & C	Office	Y	N	N	Y(2)	75%(2)	96%(2)
GSMC	4/27/2020	3/6/2020	711 Fifth Avenue	Mixed Use	Y	N	N	Y(3)	86%	63%
GSMC	4/29/2020	3/13/2020	Saban Self Storage Portfolio	Self Storage	Y	N	N	N	(4)	(4)
GSMC	4/27/2020	11/26/2019	650 Madison Avenue	Mixed Use	Y	N	N	Y(5)	78%	74%
CREFI	4/28/2020	3/3/2020	Chicagoland Industrial Portfolio	Industrial	Y	N	N	N	100%	100%
GSMC	4/28/2020	3/25/2020	City National Plaza	Office	NAP(6)	N	N	Y(7)	79%	92%
CREFI	4/27/2020	12/12/2019	555 10th Avenue	Multifamily	Y	N	N	Y(8)	89%(8)	89%(8)
CREFI	4/28/2020	3/2/2020	297 North 7th & 257 15th Street	Mixed Use	Y	N	N	N	100%	100%
CREFI	4/28/2020	3/3/2020	PNC Center	Office	Y	N	N	Y(9)	96%	97%
GSMC	4/27/2020	3/11/2020	1427 7th Street	Multifamily	Y	N	N	Y(10)	79%(11)	79%(11)
CREFI	4/28/2020	2/27/2020	Grand Street Plaza	Office	Y	N	N	Y(12)	80%(13)	75%(13)
CREFI	4/28/2020	3/3/2020	630 Roseville	Mixed Use	Y	N	N	N	100%	100%
GSMC	4/27/2020	1/22/2020	Hawthorne Gate	Multifamily	Y	N	N	N	97%(14)	97%
GSMC	4/27/2020	2/13/2020	Lakeside Flats	Multifamily	Y	N	N	Y(15)	91%(14)	89%
GSMC	4/27/2020	10/31/2019	PCI Pharma Portfolio	Various	Y	N	N	N	100%	100%
GSMC	4/27/2020	4/23/2020	Trails of Hudson II	Multifamily	NAP(16)	N	N	N	99%(14)	96%
GSMC	4/27/2020	12/26/2019	Midland Atlantic Portfolio	Retail	Y	N	N	Y(17)	62%	67%
CREFI	4/28/2020	3/10/2020	45 Newel Street	Multifamily	Y	N	N	N	100%	100%
GSMC	4/27/2020	1/29/2020	525 Market Street	Office	Y	N	N	Y(18)	79%	99%
GSMC	4/27/2020	12/18/2019	Shoppes at Haydens Crossing	Retail	Y	N	N	Y(19)	83%	96%
GSMC	4/27/2020	1/24/2020	United Market Street	Retail	Y	N	N	N	100%	100%
GSMC	4/27/2020	3/6/2020	Savannah Ridge II	Multifamily	Y	N	N	N	94%(14)	94%
CREFI	4/28/2020	3/9/2020	Fisher Trails	Multifamily	Y	N	N	N	100%	100%
GSMC	4/27/2020	1/23/2020	Harvard Oaks Apartments	Multifamily	Y	N	N	N	85%(14)	85%
CREFI	4/28/2020	2/25/2020	910 81st Street	Multifamily	Y	N	N	Y(20)	76%(20)	77%(20)
CREFI	4/28/2020	3/4/2020	Stratford Square Apartments	Multifamily	Y	N	N	Y(21)	(22)	(22)
CREFI	4/28/2020	3/4/2020	Arbor Apartments	Multifamily	Y	N	N	Y(23)	95%(24)	95%(24)
GSMC	4/27/2020	2/4/2020	Werner Industrial	Industrial	Y	N	N	N	100%	100%

(Footnotes on table on the following page)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COVID-19 UPDATE (continued)

(1)	One tenant, representing approximately 8% of UW Base Rent, paid reduced April rent and has signed an amendment for reduced rent through year end 2020. The difference between the underwritten contractual rent per the original lease and the reduced rent pursuant to signed amendment, is required to be repaid over a 36-month period beginning January 1, 2021 at an imputed interest rate of 3.75% (from April 1, 2020) on the amount of rent deferred. Including this tenant, 86% of the tenants by count, representing approximately 94% of UW Base Rent, paid full or partial rent.
(2)	The percentage of Tenant Count Making Full April Rent Payment and percentage of UW Base Rent Paid are based on the percentage of underwritten tenant leases with rent due in April. Based on the underwritten rent roll, there are a total of 6 tenant leases at the Moffett Towers Buildings A, B & C Mortgaged Property and 4 of those tenant leases owed rent for April. Of those 4 tenant leases, 1 tenant lease, representing approximately 4% of the expected April rent collection, did not pay. Two tenants, Google and Comcast, have executed leases however rent was not due under those leases for April. Google is currently in build out of additional leased premises and Comcast is scheduled to relocate at the Moffett Towers Buildings A, B & C Mortgaged Property. Google has executed leases for Buildings B and C, representing approximately 56% of UW Base Rent. Google is expected to take possession of Building B in January 2021. Google is expected to take possession of its premises in Building C in 2 phases: 96,282 SF was taken possession of in March 2020 and 84,914 SF is expected to be taken possession of in July 2020. Google is expected to begin paying rent for Building B and Building C in June 2021 and September 2020, respectively. Comcast has executed a lease extension and relocation for Building C and is expected to take possession of the relocation space in November 2020 and begin paying rent on both the existing space and relocation space in March 2021, representing approximately 13% of UW Base Rent.
(3)	One retail tenant, representing approximately 37% of UW Base Rent, agreed with the borrower sponsor to pay 50% abated rent for April, May and June 2020 with 50% recaptured by year end 2020 and the remaining 50% recaptured by the end of the first quarter 2021.
(4)	Given the timing of collection and reporting, an accurate estimate of the percentage of tenants who have not paid is not available. Account receivables have increased, however, the increase represents less than 4% of UW Base Rent.
(5)	None of the retail tenants paid their April rent and the borrower sponsor has been in discussions with the tenants to determine the appropriate course in each case.
(6)	The City National Plaza Whole Loan was originated on March 25, 2020, and the first due date is in May 2020.
(7)	Two retail tenants, representing approximately 0.3% of UW Base Rent, requested and were granted rent relief for the month of April 2020.
(8)	The percentage of multifamily Tenants Making Full April Rent Payment is approximately 89%, based on the percentage of billed residential rent collected. One of the commercial tenants at the 555 10th Avenue Mortgaged Property paid April rent in full, and the remaining three commercial tenants, representing approximately 2% of UW Base Rent, paid a portion of their April rent and have received rent relief from the borrower.
(9)	Two tenants, representing approximately 8% of UW Base Rent, have requested rent relief.
(10)	The two retail tenants, representing approximately 7% of UW Base Rent, did not pay their April rent.
(11)	The percentage of Tenant Count Making Full April Rent Payment and UW Base Rent Paid are based on the percentage of total billed residential and retail rent collected.
(12)	One tenant, representing approximately 4% of UW Base Rent, has requested rent relief.
(13)	The second largest tenant, the NY State Court of Claims, representing approximately 15% of the UW Base Rent, has not paid its April rent, however, the borrower has represented that such nonpayment is due to delays in the routine landlord approval process by the NY State Court of Claims. The Tenant Count Making Full April Rent Payment and UW Base Rent Paid, assuming receipt of the April rent payment from the NY State Court of Claims, are 83% and 90%, respectively.
(14)	The percentage of Tenant Count Making Full April Rent Payment is based on the percentage of total billed residential rent collected.
(15)	Four tenants, representing approximately 3% of the total unit count, have requested rent relief and two of those tenants have been put on payment plans.
(16)	The Trails of Hudson II Mortgage Loan was originated on April 23, 2020, and the first due date is in June 2020.
(17)	Twenty-five tenants, representing approximately 27% of UW Base Rent, have requested rent relief.
(18)	Four tenants, representing approximately 1% of UW Base Rent, have requested rent relief.
(19)	Three tenants, representing approximately 9% of UW Base Rent, have requested rent relief.
(20)	The Tenant Count Making Full April Rent Payment represents 76% of multifamily units that paid their April rent, representing approximately 77% of multifamily rent collections. 50% of commercial tenants at the 910 81st Street Mortgaged Property have paid their April rent, representing approximately 27% of commercial rent collections. Combined, approximately 69% of all UW Base Rent has been collected for the month of April. At origination, the borrower sponsor funded one year of base rent for the commercial tenant that has not paid its April rent into a reserve account.
(21)	One tenant out of 120 tenants has requested rent relief.
(22)	Given the timing of collection and reporting, an accurate estimate of the percentage of tenants who have not paid is not available. However, the borrower confirmed that collections were unchanged month over month from March to April.
(23)	One tenant out of 118 tenants has requested rent relief.
(24)	The percentage of Tenant Count Making Full April Rent Payment and the percentage of UW Base Rent Paid are based on the percentage of total billed residential rent collected.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc.
Co-Managers:	Academy Securities, Inc. AmeriVet Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$771,852,928
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	KeyBank National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wilmington Bank, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of May 4, 2020

Closing Date:	May 21, 2020
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in May 2020 (or, in the case of any mortgage loan that has its first due date in June 2020, the date that would have been its due date in May 2020 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 8th day of each month or next business day, commencing in June 2020

Distribution Date:	The 4th business day after the Determination Date, commencing in June 2020

Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	May 2053 for the offered certificates
Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to each class of Class X certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

■	$733,260,281 (Approximate) New-Issue Multi-Borrower CMBS, which excludes the Non-Offered Eligible Vertical Interest:

—	Overview: The mortgage pool consists of 29 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $771,852,928 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $26,615,618 and are secured by 60 mortgaged properties located throughout 17 states

—	LTV: 53.6% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.80x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 10.2% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 14.0% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:

–	11.2% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

–	2.8% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity

—	Hard Lockboxes: 54.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 94.4% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.10x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 21 mortgage loans representing 58.1% of the Initial Pool Balance

–	Insurance: 8 mortgage loans representing 21.3% of the Initial Pool Balance

–	Replacement Reserves: 21 mortgage loans representing 55.8% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 9 mortgage loans representing 55.1% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 67.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 32.9% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Mixed Use: 23.2% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Multifamily: 23.2% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Industrial: 8.9% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

—	Self Storage: 7.8% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■	Geographic Diversity: The 60 mortgaged properties are located throughout 17 states with three states having greater than 10.0% of the allocated Initial Pool Balance: New York (40.5%), California (25.7%) and Ohio (11.6%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	18	41	$511,300,000	66.2%
Citi Real Estate Funding Inc.	11	19	260,552,928	33.8
Total	29	60	$771,852,928	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Unit	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
1633 Broadway	$65,000,000	8.4%	Office	2,561,512	Refinance	3.84x	11.9%	41.7%
Moffett Towers Buildings A, B & C	65,000,000	8.4	Office	951,498	Refinance	3.63x	13.1%	38.7%
711 Fifth Avenue	62,500,000	8.1	Mixed Use	340,024	Refinance	2.90x	9.4%	54.5%
Saban Self Storage Portfolio	60,000,000	7.8	Self Storage	808,002	Refinance	3.12x	10.4%	51.4%
650 Madison Avenue	51,450,000	6.7	Mixed Use	600,415	Refinance	2.74x	10.0%	48.5%
Chicagoland Industrial Portfolio	51,155,000	6.6	Industrial	832,023	Acquisition	2.51x	9.8%	61.0%
City National Plaza	50,000,000	6.5	Office	2,519,787	Refinance	4.59x	12.3%	41.4%
555 10th Avenue	50,000,000	6.5	Multifamily	598	Refinance	2.87x	10.3%	29.8%
297 North 7th & 257 15th Street	39,000,000	5.1	Mixed Use	78,781	Refinance	2.04x	8.1%	59.4%
PNC Center	32,662,500	4.2	Office	498,905	Acquisition	2.91x	11.7%	65.0%
Top 10 Total / Wtd. Avg.	$526,767,500	68.2%				3.17x	10.8%	48.1%
Remaining Total / Wtd. Avg.	245,085,428	31.8				1.99x	9.0%	65.6%
Total / Wtd. Avg.	$771,852,928	100.0%				2.80x	10.2%	53.6%

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
1633 Broadway	$65,000,000	8.4%	33	$936,000,000	$249,000,000	$1,250,000,000	BWAY 2019-1633	KeyBank	Situs
Moffett Towers Buildings A, B & C	$65,000,000	8.4%	19	$378,000,000	$327,000,000	$770,000,000	MOFT 2020-ABC	Wells Fargo	CWCapital
711 Fifth Avenue	$62,500,000	8.1%	19	$482,500,000	-	$545,000,000	GSMS 2020-GC47	Wells Fargo	KeyBank
650 Madison Avenue	$51,450,000	6.7%	18	$535,350,000	$213,200,000	$800,000,000	MAD 2019-650M	KeyBank	LNR
City National Plaza(2)	$50,000,000	6.5%	8	$500,000,000	-	$550,000,000	GSMS 2020-GC47	Wells Fargo	KeyBank
555 10th Avenue	$50,000,000	6.5%	1	$213,400,000	$136,600,000	$400,000,000	CGCMT 2020-555	Midland	Midland
PCI Pharma Portfolio	$16,750,000	2.2%	6	$91,750,000	-	$108,500,000	COMM 2019-GC44	Midland	Rialto
Midland Atlantic Portfolio	$14,500,000	1.9%	2	$30,500,000	-	$45,000,000	GSMS 2020-GC46	Midland	CWCapital
525 Market Street	$10,000,000	1.3%	10	$460,000,000	$212,000,000	$682,000,000	MKT 2020-525M	Wells Fargo	Situs

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	The City National Plaza whole loan will initially be master serviced and, if necessary, specially serviced by the master servicer and special servicer for this securitization. Upon the securitization of the controlling Note A-1 held by MSNBA, the City National Plaza whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the City National Plaza whole loan). Neither the master servicer nor the special servicer for such securitization has been identified. During the continuance of a control appraisal period, the controlling noteholder will be the holder of Note A-5. Note A-5 is expected to be included in the GSMS 2020-GC47 securitization, and therefore, during the continuance of a control appraisal period, the controlling class representative (or equivalent party) under the GSMS 2020-GC47 securitization is expected to exercise the rights of the controlling holder with respect to the City National Plaza whole loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR(1)
555 10th Avenue	$50,000,000	$140,000,000	$540,000,000	4.05926%	29.8%	61.0%	2.87x	1.21x

(1)	Calculated including the mezzanine debt. The Total Debt Interest Rates to full precision for the 555 10th Avenue Loan is 4.05925925925926%. All “Total Debt”, “LTV Ratio” and “UW NCF DSCR” calculations also include any related pari passu companion loan(s).

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Moffett Towers Building B	Sunnyvale	California	Office	$22,370,130	2.9%	(2)
Moffett Towers Building C	Sunnyvale	California	Office	$22,370,130	2.9%	(2)
Moffett Towers Building A	Sunnyvale	California	Office	$20,259,740	2.6%	(2)
StorQuest-Reno/Double R	Reno	Nevada	Self Storage	$12,400,000	1.6%	GSMS 2015-GS1
StorQuest-Sarasota/Clark	Sarasota	Florida	Self Storage	$7,600,000	1.0%	MSBAM 2014-C15
StorQuest-Claremont/Baseline	Claremont	California	Self Storage	$7,000,000	0.9%	WFRBS 2014-C20
StorQuest-Stockton/March	Stockton	California	Self Storage	$6,800,000	0.9%	MSBAM 2016-C29
StorQuest-Bradenton/Manatee	Bradenton	Florida	Self Storage	$4,300,000	0.6%	MSBAM 2013-C13
StorQuest-Friendswood/W Bay Area	Friendswood	Texas	Self Storage	$4,200,000	0.5%	UBSBB 2012-C3
StorQuest-Louisville/Lock	Louisville	Colorado	Self Storage	$4,000,000	0.5%	WFCM 2014-LC16
StorQuest-Loma Linda/Mountain View	Loma Linda	California	Self Storage	$3,000,000	0.4%	BACM 2015-UBS7
StorQuest-Manitou Springs/Higginbotham	Manitou Springs	Colorado	Self Storage	$2,600,000	0.3%	WFCM 2014-LC16
650 Madison Avenue	New York	New York	Mixed Use	$51,450,000	6.7%	MAD 2013-650M
PNC Center	Cincinnati	Ohio	Office	$32,662,500	4.2%	CSFB 2002-CKN2
1427 7th Street	Santa Monica	California	Multifamily	$27,700,000	3.6%	FREMF 2014-K717
Grand Street Plaza	White Plains	New York	Office	$27,600,000	3.6%	CSFB 1998-FL1A; MADISON 1998-FL1
Parkside Square	Ocean Springs	Mississippi	Retail	$3,865,160	0.5%	MSBAM 2012-C5
Maysville Marketsquare	Maysville	Kentucky	Retail	$3,260,522	0.4%	MSBAM 2012-C5
Pinecrest Pointe	Raleigh	North Carolina	Retail	$3,187,062	0.4%	MSBAM 2012-C5
Valleydale Marketplace	Hoover	Alabama	Retail	$1,898,675	0.2%	MSBAM 2012-C5
Putnam Plaza	Greencastle	Indiana	Retail	$1,570,927	0.2%	MSBAM 2012-C5
Heritage Plaza	Monroe	Ohio	Retail	$717,654	0.1%	MSBAM 2012-C5
United Market Street	Lubbock	Texas	Retail	$8,000,000	1.0%	RCMT 2019-5
Stratford Square Apartments	Davison	Michigan	Multifamily	$5,135,428	0.7%	GSMS 2014-GC26

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.
(2)	COMM 2013-LC6, COMM 2013-CCRE6, COMM 2013-CCRE7

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Office	10	$253,573,335	32.9%	3.73x	46.3%	12.3%
CBD	4	157,662,500	20.4	3.91x	46.1%	12.1%
Suburban	4	92,600,000	12.0	3.46x	45.8%	12.8%
Suburban Flex	2	3,310,835	0.4	2.61x	65.4%	9.5%
Mixed Use	5	$178,750,000	23.2%	2.56x	55.4%	9.2%
Office/Retail	2	113,950,000	14.8	2.83x	51.8%	9.7%
Office/R&D/Laboratory	1	25,800,000	3.3	2.17x	65.3%	8.7%
School/Warehouse	1	24,200,000	3.1	2.04x	59.4%	8.1%
Office/Multifamily	1	14,800,000	1.9	2.04x	59.4%	8.1%
Multifamily	12	$178,735,428	23.2%	1.94x	57.7%	8.5%
Garden	8	72,935,428	9.4	1.57x	69.8%	8.3%
Mid Rise	3	55,800,000	7.2	1.58x	67.0%	7.1%
High Rise	1	50,000,000	6.5	2.87x	29.8%	10.3%
Industrial	12	$68,594,165	8.9%	2.49x	62.1%	9.8%
Warehouse/Distribution	9	58,564,449	7.6	2.47x	61.7%	9.8%
R&D/Flex	1	7,580,601	1.0	2.61x	65.4%	9.5%
Flex	1	1,900,000	0.2	2.51x	61.0%	9.8%
Warehouse	1	549,114	0.1	2.61x	65.4%	9.5%
Self Storage	13	$60,000,000	7.8%	3.12x	51.4%	10.4%
Self Storage	13	60,000,000	7.8	3.12x	51.4%	10.4%
Retail	8	$32,200,000	4.2%	1.59x	65.7%	9.8%
Anchored	6	23,482,346	3.0	1.54x	70.0%	9.6%
Single Tenant	1	8,000,000	1.0	1.72x	52.6%	10.3%
Shadow Anchored	1	717,654	0.1	1.56x	70.1%	9.7%
Total / Avg. / Wtd. Avg.	60	$771,852,928	100.0%	2.80x	53.6%	10.2%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	For one mortgage loan secured by more than one mortgaged property with multiple detailed property types for which property level cash flows were not available, Underwritten NOI was allocated pro rata based on the allocated loan amount.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	9	$312,850,000	40.5%	$5,631,300,000	56.0%	$263,807,929	53.4%
California	12	198,610,835	25.7	3,865,610,000	38.4	195,296,658	39.5
Ohio	7	89,580,154	11.6	131,215,000	1.3	8,870,656	1.8
Illinois	10	57,013,563	7.4	141,890,000	1.4	8,618,413	1.7
Texas	7	28,200,000	3.7	48,760,000	0.5	2,990,502	0.6
Minnesota	1	17,200,000	2.2	25,900,000	0.3	1,287,739	0.3
Nevada	1	12,400,000	1.6	22,330,000	0.2	1,167,630	0.2
Michigan	2	12,135,428	1.6	18,800,000	0.2	1,117,217	0.2
Florida	2	11,900,000	1.5	21,030,000	0.2	1,218,919	0.2
Pennsylvania	1	7,580,601	1.0	75,100,000	0.7	4,581,586	0.9
Colorado	2	6,600,000	0.9	11,750,000	0.1	639,260	0.1
Washington	1	4,000,000	0.5	6,160,000	0.1	436,900	0.1
Mississippi	1	3,865,160	0.5	17,100,000	0.2	1,125,786	0.2
Kentucky	1	3,260,522	0.4	14,425,000	0.1	1,006,187	0.2
North Carolina	1	3,187,062	0.4	14,100,000	0.1	926,428	0.2
Alabama	1	1,898,675	0.2	8,400,000	0.1	524,780	0.1
Indiana	1	1,570,927	0.2	6,950,000	0.1	488,700	0.1
Total	60	$771,852,928	100.0%	$10,060,820,000	100.0%	$494,105,288	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For one mortgage loan secured by more than one mortgaged property in multiple states for which property level cash flows were not available, Underwritten NOI was allocated pro rata based on the allocated loan amount.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,000,000 - 10,000,000	10	$70,135,428	9.1%
10,000,001 - 20,000,000	6	93,850,000	12.2
20,000,001 - 30,000,000	3	81,100,000	10.5
30,000,001 - 40,000,000	2	71,662,500	9.3
40,000,001 - 50,000,000	2	100,000,000	13.0
50,000,001 - 60,000,000	3	162,605,000	21.1
60,000,001 - 65,000,000	3	192,500,000	24.9
Total	29	$771,852,928	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.21 - 1.30	3	$51,700,000	6.7%
1.31 - 1.50	1	7,000,000	0.9
1.51 - 2.00	9	94,335,428	12.2
2.01 - 2.50	3	72,700,000	9.4
2.51 - 3.00	7	268,517,500	34.8
3.01 - 4.00	4	217,600,000	28.2
4.01 - 4.59	2	60,000,000	7.8
Total	29	$771,852,928	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	19	$663,817,500	86.0%
Interest Only, Then Amortizing(2)	8	86,400,000	11.2
Amortizing (30 Years)	2	21,635,428	2.8
Total	29	$771,852,928	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date. (2) Original partial interest only periods range from 24 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	12	$418,762,500	54.3%
Springing	11	236,390,428	30.6
None	5	66,700,000	8.6
Soft (Multifamily); Hard (Retail)	1	50,000,000	6.5
Total	29	$771,852,928	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
29.8 - 40.0	3	$125,000,000	16.2%
40.1 - 50.0	3	166,450,000	21.6
50.1 - 60.0	4	169,500,000	22.0
60.1 - 65.0	8	140,717,500	18.2
65.1 - 70.0	6	108,050,000	14.0
70.1 - 74.9	5	62,135,428	8.1
Total	29	$771,852,928	100.0%
(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
29.8 - 40.0	3	$125,000,000	16.2%
40.1 - 50.0	4	174,450,000	22.6
50.1 - 60.0	8	208,635,428	27.0
60.1 - 65.0	9	164,617,500	21.3
65.1 - 68.6	5	99,150,000	12.8
Total	29	$771,852,928	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	20	$586,285,428	76.0%
Acquisition	7	171,567,500	22.2
Recapitalization	2	14,000,000	1.8
Total	29	$771,852,928	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.440 - 3.000	3	$125,000,000	16.2%
3.001 - 3.500	8	319,962,500	41.5
3.501 - 3.750	7	176,955,000	22.9
3.751 - 4.000	5	73,635,428	9.5
4.001 - 4.250	3	24,600,000	3.2
4.251 - 4.650	3	51,700,000	6.7
Total	29	$771,852,928	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.9 - 8.0	6	$96,700,000	12.5%
8.1 - 9.0	5	87,700,000	11.4
9.1 - 10.0	7	211,190,428	27.4
10.1 - 11.0	5	126,000,000	16.3
11.1 - 12.0	3	125,262,500	16.2
12.1 - 13.1	3	125,000,000	16.2
Total	29	$771,852,928	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.8 - 8.0	7	$135,700,000	17.6%
8.1 - 9.0	7	89,650,000	11.6
9.1 - 10.0	6	182,240,428	23.6
10.1 - 11.0	5	174,262,500	22.6
11.1 - 12.0	2	115,000,000	14.9
12.1 - 12.8	2	75,000,000	9.7
Total	29	$771,852,928	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	1	$14,500,000	1.9%
36	3	$24,700,000	3.2%
60	4	$47,200,000	6.1%

Distribution of Original Terms to Maturity Date
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
119	1	$50,000,000	6.5%
120	28	721,852,928	93.5
Total	29	$ 771,852,928	100.0%

Distribution of Remaining Terms to Maturity Date
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
114 - 117	12	$319,400,000	41.4%
118 - 120	17	452,452,928	58.6
Total	29	$771,852,928	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	19	$663,817,500	86.0%
360	10	108,035,428	14.0
Total	29	$771,852,928	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	19	$663,817,500	86.0%
358 – 360	10	108,035,428	14.0
Total	29	$771,852,928	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	23	$520,102,928	67.4%
Yield Maintenance or Defeasance	5	191,750,000	24.8
Yield Maintenance	1	60,000,000	7.8
Total	29	$771,852,928	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	21	$448,152,928	58.1%
Replacement Reserves	21	$430,352,928	55.8%
TI/LC(1)	9	$293,617,500	55.1%
Insurance	8	$164,155,000	21.3%
(1) Percentage of total retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Allocations Between

the Non-VRR Certificates

and the VRR Interest

On each Distribution Date, the aggregate amount available for distributions to holders of the non-VRR certificates and the VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the VRR interest, in an amount equal to the product of such amount multiplied by approximately 5.0% (the “VRR Percentage”) and (b) the non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the percentage referenced in clause (a) (the “Non-VRR Percentage”).

Distributions	On each Distribution Date, funds available for distribution to holders of the non-VRR certificates (net of any yield maintenance charges and prepayment premiums) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the non-VRR certificates):

1.	Class A-1, Class A-4, Class A-5, Class A-AB, Class X-A and Class X-B certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.

2.	Class A-1, Class A-4, Class A-5 and Class A-AB certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:

(i) to the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-AB in clause (i) above, then (iii) to the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-4 in clause (iii) above, then (v) to the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-5 in clause (iv) above.

However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-AB scheduled principal balance).

3.	Class A-1, Class A-4, Class A-5 and Class A-AB certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

8.	Class E and Class X-E certificates: (i) first, to interest on the Class E and Class X-E certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

9.	Class F and Class X-F certificates: (i) first, to interest on the Class F and Class X-F certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

10.	Class G and Class X-G certificates: (i) first, to interest on the Class G and Class X-G certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E and Class F certificates), to principal on the Class G certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

11.	Class H certificates: (i) first, to interest on the Class H certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S and Class B, Class C, Class D, Class E, Class F and Class G certificates), to principal on the Class H certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class H certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the VRR Interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR Interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H certificates, then to the Class G certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate balances.

The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners. On each Distribution Date, the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated, pro rata, between (i) the group (the “YM Group A”) of Class A-1, Class A-4, Class A-5, Class A-AB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates (iii) the group (the “YM Group D”) of the Class X-D, and Class D and (iv) the group (collectively with the YM Group A, the YM Group B, and the YM Group D, the “YM Groups”) of Class X-E and Class E certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the respective classes of certificates in such YM Group in the following manner: (A) each class of principal balance certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable class(es) of principal balance certificates, will be distributed to the class of Class X certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of principal balance certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges (continued)	If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-F, Class F, Class X-G, Class G, Class H or Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B, Class X-D and Class X-E certificates and the certificate balances of the Class A-1, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the holders of the non-VRR certificates will be distributed to holders of the Class X-A certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

Non-Serviced Loans	The 1633 Broadway, Moffett Towers Buildings A, B & C, 650 Madison Avenue, 555 10th Avenue, PCI Pharma Portfolio, Midland Atlantic Portfolio and 525 Market Street mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The City National Plaza mortgage loan will become a “non-serviced loan” upon the securitization of the City National Plaza controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the VRR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of non-VRR certificates then-outstanding (i.e., first, to the Class H certificates, then, pro rata based on interest entitlements, to the Class G and Class X-G certificates, then, pro rata based on interest entitlements, to the Class F and Class X-F certificates, then, pro rata based on interest entitlements, to the Class E and Class X-E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-4, Class A-5, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

Neither (i) a Payment Accommodation with respect to any mortgage loan or serviced whole loan nor (ii) any default or delinquency that would have existed but for such Payment Accommodation will constitute an appraisal reduction event, for so long as the related borrower is complying with the terms of such Payment Accommodation.

A “Payment Accommodation” for any mortgage loan or serviced whole loan means the entering into of any temporary forbearance agreement as a result of the COVID-19 emergency relating to payment obligations or operating covenants under the related mortgage loan documents or the use of funds on deposit in any reserve account or escrow account for any purpose other than the explicit purpose described in the related mortgage loan documents, that in each case require full repayment of deferred payments and escrows within 21 months of the date of the first forbearance for such Mortgage Loan or Serviced Whole Loan.

At any time an appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates and the RR Interest, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) and the RR Interest for the mortgage loans and each REO property remaining in the issuing entity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be

(a) with respect to any serviced mortgage loan (other than the City National Plaza mortgage loan) and any related serviced companion loan, the Controlling Class Representative; and

(c) with respect to the City National Plaza whole loan, (i) until the securitization of the City National Plaza controlling companion loan, the holder of the City National Plaza controlling companion loan, and (ii) upon the securitization of the City National Plaza controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the controlling class certificateholders (by certificate principal balance). The controlling class is the most subordinate class of the Class F, Class G and Class H certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class F is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that LD II Holdco X, LLC, or its affiliate, is expected to purchase the Class F, Class G and Class H certificates, and, on the Closing Date, is expected to be the initial Controlling Class Representative. LD II Holdco X, LLC is directly or indirectly wholly owned by Prime Finance Long Duration (B-Piece) II, L.P. and by Prime Finance Long Duration (B-Piece) II (Parallel Entity), L.P., each a Delaware limited partnership.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

Generally, a “Control Termination Event” will occur with respect to any serviced mortgage loan and any related serviced companion loan, excluding the City National Plaza whole loan (and the mortgage loan and companion loans composing such whole loan), when the Class F certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

Generally, a “Consultation Termination Event” will occur with respect to any serviced mortgage loan and any related serviced companion loan, excluding the City National Plaza whole loan (and the mortgage loan and companion loans composing such whole loan), when the Class F certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.

No Control Termination Event or Consultation Termination Event may occur with respect to the holder of the City National Plaza controlling companion loan and the terms Control Termination Event and Consultation Termination Event will not be applicable to such holder of the City National Plaza controlling companion loan.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	Each VRR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the GSMS 2020-GC47 pooling and servicing agreement (referred to as the “GSMS 2020-GC47 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the GSMS 2020-GC47 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

1633 Broadway	Note	Control	Original Balance	Note Holder
	A-1-S-1	No	$250,000	BWAY 2019-1633
	A-1-C-4, A-1-C-7	No	57,500,000	GS Bank(1)
	A-1-C-2	No	45,000,000	GSMS 2020-GC45
	A-1-C-1, A-1-C-5	No(2)	82,500,000	CGCMT 2020-GC46
	A-1-C-3, A-1-C-6	No	65,000,000	GSMS 2020-GC47
	A-2-S-1	No	250,000	BWAY 2019-1633
	A-2-C-2, A-2-C-3-A, A-2-C-4, A-2-C-6, A-2-C-7	No	170,000,000	DBRI(3)
	A-2-C-1-A	No	27,500,000	CGCMT 2020-GC46
	A-2-C-1-B	No	22,500,000	BMARK 2020-B16
	A-2-C-3-B	No	15,000,000	BMARK 2020-IG1
	A-2-C-5	No	15,000,000	GSMS 2020-GC45
	A-3-S-1	No	250,000	BWAY 2019-1633
	A-3-C-1-A, A-3-C-3, A-3-C-4, A-3-C-7	No	127,850,000	JPMCB(4)
	A-3-C-1-B	No	22,500,000	BMARK 2020-B16
	A-3-C-2	No	49,650,000	BMARK 2020-IG1
	A-3-C-5, A-3-C-6	No	50,000,000	BMARK 2020-B17
	A-4-S-1	No	250,000	BWAY 2019-1633
	A-4-C-1, A-4-C-2	No	100,000,000	BANK 2020-BNK25
	A-4-C-3	No	40,000,000	WFB(5)
	A-4-C-4, A-4-C-5	No	70,000,000	WFCM 2020-C55
	A-4-C-6, A-4-C-7	No	40,000,000	BANK 2020-BNK26
	B-1	Yes(2)	62,250,000	BWAY 2019-1633
	B-2	Yes(2)	62,250,000	BWAY 2019-1633
	B-3	Yes(2)	62,250,000	BWAY 2019-1633
	B-4	Yes(2)	62,250,000	BWAY 2019-1633
Total			$1,250,000,000

(1)	Held by Goldman Sachs Bank USA (“GS Bank”) and anticipated to be contributed to one or more future securitization trusts.
(2)	During the continuance of a control shift event relating to the BWAY 2019-1633 securitization transaction (i.e., when the most senior class of certificates in such transaction have been control appraised out), Note A-1-C-1 will be the controlling piece. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—1633 Broadway Whole Loan” in the Preliminary Prospectus.
(3)	Held by DBR Investments Co. Limited (“DBRI”) and anticipated to be contributed to one or more future securitization trusts.
(4)	Held by JPMorgan Chase Bank, National Association (“JPMCB”) and anticipated to be contributed to one or more future securitization trusts.
(5)	Held by Wells Fargo Bank (“WFB”) and anticipated to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

Moffett Towers Buildings A, B & C	Note	Control	Original Balance	Note Holder
	A-1-C-1, A-1-C-8	No	$65,000,000	GSMS 2020-GC47(1)
	A-1-C-2, A-1-C-3, A-1-C-4, A-1-C-5, A-1-C-6, A-1-C-7, A-1-C-9, A-1-C-10	No	178,100,000	GS Bank(2)
	A-1-S-1	No	550,000	MOFF 2020-ABC
	A-2-C-1, A-2-C-2	No	80,000,000	JPMCB(3)
	A-2-C-3, A-2-C-4	No	19,450,000	BMARK 2020-B17
	A-2-S-1	No	225,000	MOFF 2020-ABC
	A-3-C-1, A-3-C-3	No	60,000,000	BMARK 2020-B17
	A-3-C-2, A-3-C-4	No	39,450,000	DBRI(4)
	A-3-S-1	No	225,000	MOFF 2020-ABC
	B-1	Yes	179,850,000	MOFF 2020-ABC
	B-2	No	73,575,000	MOFF 2020-ABC
	B-3	No	73,575,000	MOFF 2020-ABC
Total			$770,000,000

(1)	With respect to the Moffett Towers Buildings A, B & C Whole Loan, the initial Control Notes are Note B-1, Note B-2, Note B-3 and Note B-4. During the continuance of a control appraisal period, Note A-1-C-1 will be the Control Note. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans —The Moffett Towers Buildings A, B & C Whole Loan” in the Preliminary Prospectus.
(2)	Held by GS Bank and anticipated to be contributed to one or more future securitization trusts.
(3)	Held by JPMCB and anticipated to be contributed to one or more future securitization trusts.
(4)	Held by DBRI and anticipated to be contributed to one or more future securitization trusts.

711 Fifth Avenue	Note	Control	Original Balance	Note Holder
	A-1-1, A-1-10	Yes	$62,500,000	GSMS 2020-GC47
	A-1-2, A-1-3, A-1-4, A-1-5, A-1-6, A-1-7, A-1-8, A-1-9, A-1-11, A-1-12, A-1-13, A-1-14, A-1-15, A-1-16, A-1-17	No	319,000,000	GS Bank(1)
	A-2-1, A-2-2, A-2-3, A-2-4	No	163,500,000	BANA(2)
Total			$545,000,000

(1)	Held by GS Bank and anticipated to be contributed to one or more future securitization trusts.
(2)	Held by Bank of America, N.A. (“BANA”) and anticipated to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

650 Madison Avenue	Note	Control	Original Balance	Note Holder
	A-1-1	No	$50,000,000	CGCMT 2019-C7(1)
	A-1-2-1	No	40,000,000	CCRE(2)
	A-1-3	No	20,000,000	GSMS 2020-GC45
	A-1-4	No	50,000,000	CGCMT 2020-GC46
	A-1-5	No	45,000,000	BMARK 2020-B16
	A-1-6	No	50,000,000	BMARK 2020-B17
	A-1-7	No	37,900,000	BMARK 2020-IG1
	A-2-1	No	30,000,000	GSMS 2020-GC45
	A-2-2	No	50,000,000	CGCMT 2020-GC46
	A-2-3	No	20,000,000	GSMS 2020-GC47
	A-2-4	No	20,000,000	GSMS 2020-GC47
	A-2-5	No	10,000,000	CGCMT 2020-GC46
	A-2-6	No	6,450,000	GSMS 2020-GC47
	A-2-7	No	5,000,000	CGCMT 2020-GC46
	A-2-8	No	5,000,000	GSMS 2020-GC47
	A-3-1	No	60,000,000	BBCMS 2020-C6
	A-3-2	No	46,450,000	BCREI(3)
	A-3-3	No	40,000,000	WFCM 2020-C55
	A-4	No	400,000	MAD 2019-650M
	A-5	No	200,000	MAD 2019-650M
	A-6	No	200,000	MAD 2019-650M
	A-7	No	200,000	MAD 2019-650M
	B-1	Yes	85,280,000	MAD 2019-650M(1)
	B-2	No	42,640,000	MAD 2019-650M
	B-3	No	42,640,000	MAD 2019-650M
	B-4	No	42,640,000	MAD 2019-650M
Total			$800,000,000

(1)	With respect to the 650 Madison Avenue Whole Loan, the initial Control Note is Note B-1. During the continuance of a control appraisal period, Note A-1-1 will be the Control Note. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The 650 Madison Avenue Whole Loan” in the Preliminary Prospectus.
(2)	Held by Cantor Commercial Real Estate (“CCRE”) and anticipated to be contributed to one or more future securitization trusts.
(3)	Held by Barclays Commercial Real Estate Inc. (“BCREI”) and anticipated to be contributed to one or more future securitization trusts.

City National Plaza	Note	Control	Original Balance	Note Holder
	A-1	Yes	$80,000,000	MSBNA(1)
	A-2	No	80,000,000	MSBNA
	A-3	No	80,000,000	MSBNA
	A-4	No	90,000,000	MSBNA
	A-5	No(2)	50,000,000	GSMS 2020-GC47
	A-6	No	70,000,000	GSBI(3)
	A-7	No	50,000,000	GSBI(3)
	A-8	No	30,000,000	GSBI(3)
	A-9	No	20,000,000	GSBI(3)
Total			$550,000,000

(1)	Held by Morgan Stanley Bank, N.A. (“MSBNA”) and anticipated to be contributed to one or more future securitization trusts.
(2)	The City National Plaza whole loan will initially be master serviced and, if necessary, specially serviced by the master servicer and special servicer for this securitization. Upon the securitization of the controlling Note A-1 held by MSBNA, the City National Plaza whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the City National Plaza whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.
(3)	Held by GS Bank and anticipated to be contributed to one or more future securitization trusts.

555 10th Avenue	Note	Control	Original Balance	Note Holder
	A-1	Yes	$213,400,000	CGCMT 2020-555
	A-2, A-3	No	50,000,000	GSMS 2020-GC47
	B	No	136,600,000	CGCMT 2020-555
Total			$400,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

PCI Pharma Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$40,000,000	COMM 2019-GC44
	A-2	No	20,000,000	GSMS 2020-GC45
	A-3	No	16,750,000	GSMS 2020-GC47
	A-4	No	10,000,000	GSMS 2020-GC45
	A-5	No	13,250,000	GSBI(1)
	A-6	No	5,000,000	GSMS 2020-GC45
	A-7	No	3,500,000	GSBI(1)
Total			$108,500,000

(1)	Held by GS Bank and anticipated to be contributed to one or more future securitization trusts.

Midland Atlantic Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$23,000,000	CGCMT 2020-GC46
	A-2	No	14,500,000	GSMS 2020-GC47
	A-3	No	7,500,000	GSBI(1)
Total			$45,000,000

(1)	Held by GS Bank and anticipated to be contributed to one or more future securitization trusts.

525 Market Street	Note	Control	Original Balance	Note Holder
	A-1	No	$50,000,000	BCREI(1)
	A-2	No	50,000,000	BCREI(1)
	A-3	No	30,000,000	MKT 2020-525M
	A-4-A	No	40,000,000	GSBI(2)
	A-4-B	No	10,000,000	GSMS 2020-GC47
	A-5	No	15,000,000	MKT 2020-525M
	A-6	No	50,000,000	WFB(3)
	A-7	No	15,000,000	MKT 2020-525M
	A-8	No	105,000,000	MKT 2020-525M
	A-9	No	52,500,000	MKT 2020-525M
	A-10	No	52,500,000	MKT 2020-525M
	B-1	Yes	106,000,000	MKT 2020-525M
	B-2	No	53,000,000	MKT 2020-525M
	B-3	No	53,000,000	MKT 2020-525M
Total			$682,000,000

(1)	Held by BCREI and anticipated to be contributed to one or more future securitization trusts.
(2)	Held by GS Bank and anticipated to be contributed to one or more future securitization trusts.
(3)	Held by Wells Fargo Bank (“WFB”) and anticipated to be contributed to one or more future securitization trusts.

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the GSMS 2020-GC47 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.

If at any time a Control Termination Event is continuing, the holders of the principal balance certificates and the Class RR Certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates and Class RR Certificates may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates and/or the Class RR Certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.

A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates and Class RR Certificates) on an aggregate basis.

If, during the continuance of a Control Termination Event, the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR Certificates on an aggregate basis.

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced whole loans certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

(for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.
■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.
■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.
■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.
■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.
■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.
■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.
■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.
■	“SF”: Square feet.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.
■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 13 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

Vacant

Floor	Tenant
48	New Mountain Capital, LLC
47	New Mountain Capital, LLC
46	Allianz Asset Management of America L.P.
45	Allianz Asset Management of America L.P.
44	Allianz Asset Management of America L.P.
43	Allianz Asset Management of America L.P.
42	Allianz Asset Management of America L.P.
41	Allianz Asset Management of America L.P.
40	Charter Communications Holding
39	Charter Communications Holding
38	MongoDB, Inc
37	MongoDB, Inc
36	Travel Leaders Group, LLC
35	Travel Leaders Group, LLC
34	Mechanical
33	Morgan Stanley & Co
32	Sullivan & Worcester LLP
31	Vedder Price PC
30	Morgan Stanley & Co
29	Morgan Stanley & Co
28	Industrial and Commercial Bank of China
27	Morgan Stanley & Co
26	Morgan Stanley & Co
25	Gannett Co., Inc.
24	Assured Guaranty Municipal
23	Assured Guaranty Municipal
22	Kasowitz Benson Torres
21	Kasowitz Benson Torres
20	Kasowitz Benson Torres
19	Kasowitz Benson Torres
18	Paramount Group, Inc. Industrial and Commercial Bank of China
17	Showtime Networks Inc.
16	Showtime Networks Inc.
15	Showtime Networks Inc.
14	Showtime Networks Inc.
13	Showtime Networks Inc.
12	Mechanical
11	WMG Acquisition Corp
10	WMG Acquisition Corp
9	WMG Acquisition Corp
8	WMG Acquisition Corp
7	WMG Acquisition Corp
6	Extreme Reach Inc
5	Extreme Reach Inc
4	WMG Acquisition Corp
3	Bleacher Report
2	Bleacher Report
Ground	Princi Bakery TD Bank Azalea Restaurant Equinox Gateway News Property Management Office
Concourse Theater	U T Associates Thespian Theatre Inc.
Storage	
Parking

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)		$65,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$390.78
Size (SF)	2,561,512	Percentage of Initial Pool Balance		8.4%
Total Occupancy as of 10/31/2019	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2019	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / 2013	Mortgage Rate		2.99000%
Appraised Value	$2,400,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$190,585,947
Underwritten Expenses	$71,435,784	Escrows(3)
Underwritten Net Operating Income (NOI)	$119,150,163		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$116,677,727	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	41.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	41.7%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	3.93x / 3.84x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.9% / 11.7%	Other(4)	$36,389,727	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$1,001,000,000	80.1%	Loan Payoff	$1,052,884,467	84.2%
Subordinate Loan Amount	249,000,000	19.9	Principal Equity Distribution	139,885,652	11.2
			Reserves	36,389,727	2.9
			Origination Costs	20,840,154	1.7

Total Sources	$1,250,000,000	100.0%	Total Uses	$1,250,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 1633 Broadway Senior Loans and excludes the 1633 Broadway Subordinate Loans unless otherwise specified. See “—The Mortgage Loan” below.

(2)	The 1633 Broadway Loan consists of the senior pari passu non-controlling notes A-1-C-3 and A-1-C-6, and is part of the 1633 Broadway Whole Loan, evidenced by 35 senior pari passu notes and four subordinate notes, with an aggregate outstanding principal balance as of the Cut-Off Date of $1,250,000,000. For additional information, see “—The Mortgage Loan” below.

(3)	See “—Escrows” below.

(4)	Other reserve represents unfunded obligations related to multiple tenants. See “—Escrows” below

■	The Mortgage Loan. The mortgage loan (the “1633 Broadway Loan”) is part of a whole loan (the “1633 Broadway Whole Loan”) consisting of 35 senior pari passu promissory notes with an aggregate original and outstanding principal balance of $1,001,000,000 as of the Cut-off Date (the “1633 Broadway Senior Loans”) and four subordinate pari passu notes with an aggregate original and outstanding principal balance of $249,000,000 as of the Cut-off Date (the “1633 Broadway Subordinate Loans”). The 1633 Broadway Whole Loan has an aggregate original and outstanding principal balance of $1,250,000,000 as of the Cut-off Date and is secured by a first mortgage encumbering the borrowers’ fee simple interest in an office building in New York, New York (the “1633 Broadway Property”).

The 1633 Broadway Loan, which will be included in the GSMS 2020-GC47 securitization transaction, is evidenced by the senior pari passu non-controlling notes A-1-C-3 and A-1-C-6 and has an aggregate outstanding principal balance as of the Cut-off Date of $65,000,000 and represents approximately 8.4% of the Initial Pool Balance.

The 1633 Broadway Whole Loan was co-originated by Goldman Sachs Bank USA (“GSBI”), JPMorgan Chase Bank, National Association (“JPMCB”), DBR Investments Co. Limited (“DBRI”) and Wells Fargo Bank, National Association (“WFB”) on November 25, 2019. The 1633 Broadway Whole Loan has an interest rate of 2.99000% per annum. The borrowers utilized the proceeds of the 1633 Broadway Whole Loan to refinance existing debt on the 1633 Broadway Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The 1633 Broadway Whole Loan had an initial term of 120 months and has a remaining term of 115 months as of the Cut-off Date. The 1633 Broadway Whole Loan requires interest-only payments during its term. The scheduled maturity date of the 1633 Broadway Whole Loan is the due date in December 2029. Voluntary prepayment of the 1633 Broadway Loan is permitted on or after the due date in June 2029. At any time after the earlier to occur of (i) November 25, 2022 and (ii) the second anniversary of the closing date of the securitization into which the last note of the 1633 Broadway Whole Loan is deposited, the 1633 Broadway Whole Loan may be defeased in whole (or in part) with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

The table below summarizes the promissory notes that comprise the 1633 Broadway Whole Loan. The relationship between the holders of the 1633 Broadway Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The 1633 Broadway Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

A-1-S-1	$250,000	$250,000	BWAY 2019-1633	No
A-1-C-1	50,000,000	50,000,000	CGCMT 2020-GC46	No(1)
A-1-C-2	45,000,000	45,000,000	GSMS 2020-GC45	No
A-1-C-3, A-1-C-6	65,000,000	65,000,000	GSMS 2020-GC47	No
A-1-C-4, A-1-C-7	57,500,000	57,500,000	GSBI(2)	No
A-1-C-5	32,500,000	32,500,000	CGCMT 2020-GC46	No
A-2-S-1	250,000	250,000	BWAY 2019-1633	No
A-2-C-1-A	27,500,000	27,500,000	CGCMT 2020-GC46	No
A-2-C-1-B	22,500,000	22,500,000	BMARK 2020-B16	No
A-2-C-2, A-2-C-3-A, A-2-C-4, A-2-C-6, A-2-C-7	170,000,000	170,000,000	DBRI(2)	No
A-2-C-3-B	15,000,000	15,000,000	BMARK 2020-IG1	No
A-2-C-5	15,000,000	15,000,000	GSMS 2020-GC45	No
A-3-S-1	250,000	250,000	BWAY 2019-1633	No
A-3-C-1-A, A-3-C-3, A-3-C-4, A-3-C-7	127,850,000	127,850,000	JPMCB(2)	No
A-3-C-5, A-3-C-6	50,000,000	50,000,000	BMARK 2020-B17	No
A-3-C-1-B	22,500,000	22,500,000	BMARK 2020-B16	No
A-3-C-2	49,650,000	49,650,000	BMARK 2020-IG1	No
A-4-S-1	250,000	250,000	BWAY 2019-1633	No
A-4-C-1	50,000,000	50,000,000	BANK 2020-BNK25	No
A-4-C-2	50,000,000	50,000,000	BANK 2020-BNK25	No
A-4-C-3	40,000,000	40,000,000	WFB(2)	No
A-4-C-4	40,000,000	40,000,000	WFCM 2020-C55	No
A-4-C-5	30,000,000	30,000,000	WFCM 2020-C55	No
A-4-C-6, A-4-C-7	40,000,000	40,000,000	BANK 2020-BNK26	No
Total Senior Notes	$1,001,000,000	$1,001,000,000
B-1	62,250,000	62,250,000	BWAY 2019-1633	Yes(1)
B-2	62,250,000	62,250,000	BWAY 2019-1633	Yes(1)
B-3	62,250,000	62,250,000	BWAY 2019-1633	Yes(1)
B-4	62,250,000	62,250,000	BWAY 2019-1633	Yes(1)
Total	$1,250,000,000	$1,250,000,000

(1)	During the continuance of a control shift event relating to the BWAY 2019-1633 securitization transaction (i.e., when the most senior class of certificates in such transaction have been control appraised out), Note A-1-C-1 will be the controlling note. See “Description of the Mortgage Pool—The Whole Loans—The 1633 Broadway Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

(2)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

The capital structure for the 1633 Broadway Whole Loan is shown below:

1633 Broadway Total Debt Capital Structure

(1)	The 1633 Broadway Whole Loan interest rate is 2.99000%.

(2)	Based on the Appraised Value of $2.40 billion.

(3)	Cumulative UW NOI Debt Yield and Cumulative UW NCF DSCR are calculated based on an UW NOI and UW NCF of $119,150,163 and $116,677,727, respectively. See “Underwritten Cash Flow Analysis” below.

(4)	Based on the Appraised Value of $2.40 billion, the Implied Borrower Sponsor Equity is $1.15 billion.

■	The Mortgaged Property. The 1633 Broadway Property is an approximately 2.6 million SF, 48-story office tower that is situated with a full block of Broadway frontage between 50th and 51st Streets in Midtown Manhattan. The 1633 Broadway Property contains views of the Hudson River, Central Park, and Midtown from above the 36th floor. In addition to the office space, the 1633 Broadway Property includes retail space (anchored by Equinox), a parking garage across three levels below grade, two theaters comprising a total of 145,192 SF (the Gershwin Theatre and Circle in the Square Theatre) and storage space comprising 18,384 SF.

The 1633 Broadway Property is located on a 90,400 SF parcel comprising the entire western block front of Broadway between West 50th and West 51st Streets within the Westside office submarket of Midtown. The 1633 Broadway Property was constructed in 1972 and was most recently renovated in 2013. Since 2010, the borrower sponsor has invested a total of approximately $41.6 million in lobby renovations, plaza redevelopment, and retail renovations. In addition, the borrower sponsor has invested approximately $230 million in tenant improvements and leasing commissions since 2010. Going forward, the borrower sponsor provided a 10-year renovation budget which totals approximately $55.98 million; the renovation budget is anticipated to be utilized for items including a roof replacement, structural upgrades, fire alarm system upgrades, Gershwin Theatre upgrades, completion of the terrace on the 47th and 48th floors, and development of the Retail Cube. Such renovations are not required by the 1633 Broadway Whole Loan documents, and have not been reserved for. We cannot assure you that such renovation will proceed as expected or at all.

The 1633 Broadway Property comprises 2,561,512 SF and was 98.4% leased as of October 31, 2019. The 1633 Broadway Property office component is currently 100.0% leased to 17 tenants. The retail space within the 1633 Broadway Property totals approximately 80,000 SF of net rentable area and is anchored by Equinox (25,458 SF) through February 2040. Approximately 94.3% of the underwritten rent is from office tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

The largest tenant based on underwritten base rent, Allianz Asset Management of America L.P. (“Allianz”) (12.5% of NRA; 15.7% of underwritten base rent), occupies 320,911 SF. Allianz occupies six suites with leases expiring in January 2031. Allianz is an asset manager with over 800 investment professionals in 25 offices worldwide and manages assets for individuals, families and institutions. The 1633 Broadway Property serves as the United States headquarters for Allianz.

The second largest tenant based on underwritten base rent, Morgan Stanley & Co (“Morgan Stanley”) (10.2% of NRA; 11.1% of underwritten base rent), occupies 260,829 SF of office space. Morgan Stanley occupies five suites with leases expiring in March 2032. Morgan Stanley, a financial holding company, provides various financial products and services to corporations, governments, financial institutions and individuals in the Americas, Europe, the Middle East, Africa and Asia. Morgan Stanley operates through three segments: Institutional Securities, Wealth Management and Investment Management.

The third largest tenant based on underwritten base rent, WMG Acquisition Corp (“Warner Music Group”) (11.5% of NRA; 10.4% of underwritten base rent), occupies 293,888 SF of office space. Warner Music Group is an American multinational entertainment and record label conglomerate. It is one of the “Big Three” recording companies and the third largest in the global music industry, next to Universal Music Group and Sony Music Entertainment. Warner Music Group is headquartered at the 1633 Broadway Property.

The 1633 Broadway Property features two theatres that comprise 5.7% of the total net rentable area and account for 1.2% of the underwritten rental revenue. The larger of the two theatres is the U. T. Associates of the Gershwin Theatre (“Gershwin Theatre”), which is notable for hosting Wicked since 2003. The Gershwin theatre contains three, five-year renewal options that could potentially extend the term through May 2042. The 1633 Broadway Property contains an additional theatre known as the Circle in the Square, which comprises approximately 800 seats and 34,570 SF and currently hosts the show OKLAHOMA! The 1633 Broadway Property also houses the Circle in the Square Theatre School, the only accredited training conservatory associated with a Broadway theatre, which offers two, two-year training programs, in acting and musical theatre. Circle in the Square Theatre School currently pays a total contract rent of $864,250, or $25.00 per SF through September 2021.

The parking component within the 1633 Broadway Property consists of 250-space parking garage across three levels below grade and comprises 64,158 SF. The space is currently leased to ABM Parking Services, Inc., a parking garage operator, which has leased the space through July 2026. The operator is responsible for a contract rent of approximately $2.39 million, or $10,168 per space, which will increase by 1.50% per annum throughout the remainder of the lease.

As of April 29, 2020, the 1633 Broadway Property is open, however all retail tenants and the two theaters are closed and most, if not all, office tenants are working remotely. The April debt service payment has been made. Tenants who paid rent for April, in part or in full, represent approximately 95% of the square footage and 94% of the underwritten base rent. One of those tenants, representing approximately 8% of underwritten base rent, paid reduced April rent and has signed an amendment for reduced rent through year end 2020. The difference between the underwritten contractual rent per the original lease and the reduced rent pursuant to signed amendment is required to be repaid over a 36-month period beginning on January 1, 2021 at an imputed interest rate of 3.75% (from April 1, 2020) on the amount of rent deferred. As of April 29, 2020, the 1633 Broadway Whole Loan is not subject to any modification or forbearance request.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

The following table presents certain information relating to the tenants at the 1633 Broadway Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Allianz(3)	AA- / Aa3 / AA	320,911	12.5%	$26,527,064	15.7%	$82.66	1/31/2031	5 or 10-year terms; 15 years max in aggregate
Morgan Stanley(4)	A / A3 / BBB+	260,829	10.2	18,677,050	11.1	$71.61	3/31/2032	2, 5-year or 1, 10-year option
WMG Acquisition Corp(5)	NR / NR / NR	293,888	11.5	17,520,179	10.4	$59.62	7/31/2029	1, 5 or 10-year option
Showtime Networks Inc	BBB / Baa2 / BBB	261,196	10.2	14,438,861	8.6	$55.28	1/31/2026	1, 5 or 10-year option
Kasowitz Benson Torres(6)	NR / NR / NR	203,394	7.9	13,830,452	8.2	$68.00	3/31/2037	2, 5-year options
New Mountain Capital, LLC(7)	NR / NR / NR	108,374	4.2	9,320,164	5.5	$86.00	10/15/2035	1, 5-year option
Charter Communications Holding	NR / Ba2 / BB+	106,176	4.1	8,918,784	5.3	$84.00	12/15/2025	None
MongoDB, Inc.	NR / NR / NR	106,230	4.1	8,073,480	4.8	$76.00	12/31/2029	1, 5-year option
Travel Leaders Group, LLC	NR / NR / B+	107,205	4.2	7,994,846	4.7	$74.58	12/31/2033	1, 5-year option
Assured Guaranty Municipal	NR / NR / A	103,838	4.1	7,256,550	4.3	$69.88	2/28/2032	1, 5-year option
Total / Wtd. Avg.		1,872,041	73.1%	$132,557,430	78.5%	$70.81
Remaining Owned Tenants		649,710	25.4	36,213,171	21.5	$55.74
Vacant Spaces (Owned Space)		39,761	1.6	0	0.0	$ 0.00
Totals / Wtd. Avg. All Owned Tenants		2,561,512	100.0%	$168,770,601	100.0%	$66.93

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Borrowers’ owned space. Does not include non-owned anchors or outparcels.

(3)	Allianz subleases 20,600 SF of suite 4600 (totaling 54,118 SF) to Triumph Hospitality at a base rent of $46.80 PSF through December 30, 2030. Triumph Hospitality further subleases 3,000 SF of suite 4600 to Stein Adler Dabah & Zelkowitz at a base rent of $41.33 PSF through July 31, 2022. Underwritten base rent is based on the contractual rent under the prime lease.

(4)	Morgan Stanley has the option to terminate its lease as to all or any portion (but not less than one full floor) of its space at any time after April 1, 2027, upon 18 months’ notice and payment of a termination fee.

(5)	WMG Acquisition Corp subleases 3,815 SF of suite 0400 (totaling 36,854 SF) to Cooper Investment Partners LLC at a base rent of $58.37 PSF on a month-to-month basis. Underwritten base rent is based on the contractual rent under the prime lease.

(6)	Kasowitz Benson Torres subleases a collective 32,487 SF of Suite 2200 (totaling 50,718 SF) to three tenants. Delcath Systems, Inc. subleases 6,877 SF and pays a rent of $68.50 PSF through February 28, 2021; Avalonbay Communities subleases 12,145 SF through October 31, 2026 and pays a current rent of $74.00 PSF; Cresa New York subleases 13,195 SF and pays a rent of $65.00 PSF through April 30, 2021. Kasowitz Benson Torres has the right to terminate one full floor of the premises located on the uppermost or lowermost floors, effective as of March 31, 2024, upon notice by March 31, 2023. Underwritten base rent is based on the contractual rent under the prime lease.

(7)	New Mountain Capital, LLC has executed a lease but has not yet taken occupancy or begun paying rent. New Mountain Capital, LLC is expected to take occupancy in the second quarter of 2020 and is expected to begin paying rent in October 2020. We cannot assure you that it will take occupancy or begin paying rent as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the 1633 Broadway Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	9,482	0.4%	0.4%	$638,145	0.4%	$67.30	10
2020	960	0.0	0.4%	28,800	0.0	$30.00	2
2021	86,460	3.4	3.8%	4,756,000	2.8	$55.01	3
2022	116,337	4.5	8.3%	2,813,374	1.7	$24.18	4
2023	38,550	1.5	9.8%	1,299,854	0.8	$33.72	2
2024	51,276	2.0	11.8%	4,666,116	2.8	$91.00	1
2025	106,176	4.1	16.0%	8,918,784	5.3	$84.00	1
2026	383,584	15.0	31.0%	20,397,741	12.1	$53.18	3
2027	55,247	2.2	33.1%	4,584,436	2.7	$82.98	2
2028	90,001	3.5	36.6%	6,043,229	3.6	$67.15	2
2029	399,717	15.6	52.2%	25,579,624	15.2	$63.99	3
2030	0	0.0	52.2%	0	0.0	$0.00	0
2031 & Thereafter	1,183,961	46.2	98.4%	89,044,498	52.8	$75.21	10
Vacant	39,761	1.6	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	2,561,512	100.0%		$168,770,601	100.0%	$66.93	43

(1)	Calculated based on approximate square footage occupied by the tenants.

(2)	UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent as of October 31, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

The following table presents certain information relating to historical occupancy at the 1633 Broadway Property:

Historical Leased %(1)

2016	2017	2018	As of 10/31/2019
86.3%	95.4%	95.4%	98.4%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 1633 Broadway Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten	Underwritten $ per SF
Base Rent(2)	$141,156,682	$143,219,431	$160,621,035	$161,646,240	$168,770,601	$65.89
Credit Tenant Rent Steps(3)	0	0	0	0	7,558,579	2.95
Potential Income from Vacant Space	0	0	0	0	2,879,875	1.12
Reimbursements	9,150,315	11,228,307	13,952,510	16,874,074	15,267,588	5.96
Gross Potential Rent	$150,306,997	$154,447,738	$174,573,545	$178,520,314	$194,476,643	$75.92
Other Income(4)	5,692,549	5,017,065	4,645,691	4,240,034	4,279,853	1.67
Concessions	0	0	0	0	0	0.00
Vacancy & Credit Loss	(309,756)	0	0	0	(8,170,549)	(3.19)
Effective Gross Income	$155,689,790	$159,464,803	$179,219,236	$182,760,348	$190,585,947	$74.40

Real Estate Taxes	$35,413,254	$38,391,946	$41,366,170	$43,693,114	$45,478,153	$17.75
Insurance	1,061,417	908,564	1,009,544	1,082,131	1,069,190	0.42
Management Fee	2,507,162	2,981,306	3,149,432	3,287,347	1,000,000	0.39
Other Operating Expenses	22,886,571	22,992,980	24,595,640	23,888,441	23,888,441	9.33
Total Operating Expenses	$61,868,404	$65,274,796	$70,120,786	$71,951,033	$71,435,784	$27.89

Net Operating Income	$93,821,386	$94,190,007	$109,098,450	$110,809,315	$119,150,163	$46.52
TI/LC	0	0	0	0	2,011,364	0.79
Capital Expenditures	0	0	0	0	461,072	0.18
Net Cash Flow	$93,821,386	$94,190,007	$109,098,450	$110,809,315	$116,677,727	$45.55

(1)	Non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent reflects annualized in-place rents as of October 31, 2019 ($167,497,806), with contractual rent steps through November 30, 2020 ($1,272,795).

(3)	Reflects the net present value of contractual rent step increments over the lease term using a discount rate of 7.0% (for investment grade tenants).

(4)	Other Income consists of overage rent, storage income, parking income, lease termination income, tenant work order income and other miscellaneous income.

■  Appraisal. According to the appraisal, the 1633 Broadway Property had an “as-is” appraised value of $2,400,000,000 as of October 24, 2019.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$2,450,000,000	N/A	4.50%
Discounted Cash Flow Approach	$2,400,000,000	5.75%	4.75%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated October 30, 2019, there are no recognized environmental conditions or recommendations for further action at the 1633 Broadway Property, other than the development and implementation of an asbestos operations and maintenance program.

■	Market Overview and Competition. The 1633 Broadway Property is located in the Times Square neighborhood of Midtown Manhattan, a commercial corridor that produces approximately 15% of New York City’s economic output. The neighborhood is bounded by 41st Street to the south and 52nd Street to the north between Avenue of the Americas and Eighth Avenue. The 1633 Broadway Property is located within one block of the 50th Street/Broadway, 50th Street and 49th Street subway stations, which serve the 1, 2, C, E, N, R and W lines.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

According to the appraisal, the 1633 Broadway Property is located within the Westside office submarket of Midtown within the Manhattan market. Historically, the submarket has benefitted from the office space located around the boundaries of Central Park along major corridors such as West 57th Street, Broadway and Seventh Avenue, which consist primarily of Class A office product that take advantage of protected Central Park Views. The area’s proximity to these locations has assisted with the historically low vacancy and availability rates exhibited by this submarket since 2010. As of the third quarter of 2019, the Westside office submarket had an existing inventory of approximately 25.7 million SF, a vacancy rate of 5.4% and an average asking rent of $66.21 PSF. As of the third quarter of 2019, the Manhattan office market had an existing inventory of approximately 456.1 million SF, a vacancy rate of 5.9% and an average asking rent of $79.25 PSF.

The following table presents certain information relating to the primary office competition for the 1633 Broadway Property:

Competitive Set – Comparable Office Leases(1)

Location	Total GLA (SF)	Tenant Name	Lease Date / Term	Lease Area (SF)	Monthly Base Rent PSF	Lease Type
1633 Broadway New York, NY	2,561,512
1155 Avenue of the Americas New York, NY	752,996	BKD, LLC	September 2019 / 162 Mos.	20,899	$77.00	MG
1 Rockefeller Plaza New York, NY	603,397	Veteran Advisers, Inc.	September 2019 / 92 Mos.	2,552	$83.50	MG
1675 Broadway New York, NY	878,321	Davis & Gilbert LLP	August 2019 / 192 Mos.	85,852	$72.00	MG
142 West 57th Street New York, NY	255,586	Wedbush Securities Inc.	August 2019 / 130 Mos.	15,626	$65.00	MG
1251 Avenue of the Americas New York, NY	2,364,000	IHI Americas, Inc	July 2019 / 124 Mos.	9,438	$70.50	MG
1345 Avenue of the Americas New York, NY	1,998,994	Global Infrastructure Partners	June 2019 / 204 Mos.	84,856	$89.50	MG
810 Seventh Avenue New York, NY	765,000	Colonial Consulting LLC	May 2019 / 150 Mos.	17,320	$71.00	MG
1271 Avenue of the Americas New York, NY	2,100,000	Greenhill & Company	May 2019 / 183 Mos.	77,622	$91.00	MG
1271 Avenue of the Americas New York, NY	2,100,000	AIG - American International Group, Inc.	April 2019 / 198 Mos.	320,237	$97.13	MG
1700 Broadway New York, NY	625,000	Excel Sports Management, LLC	April 2019 / 91 Mos.	17,078	$79.00	MG
1325 Avenue of the Americas New York, NY	808,998	Dominus Capital, L.P.	March 2019 / 126 Mos.	9,361	$75.00	MG
1290 Avenue of the Americas New York, NY	2,113,000	Linklaters, LLP	March 2019 / 193 Mos.	90,508	$84.00	MG
1177 Avenue of the Americas New York, NY	1,000,000	Mill Point Capital	January 2019 / 126 Mos.	11,644	$87.00	MG
1700 Broadway New York, NY	625,000	M. Arthur Gensler, Jr. & Associates, Inc.	January 2019 / 119 Mos.	13,237	$71.00	MG
114 West 47th Street New York, NY	658,000	IFM Investments	October 2018 / 180 Mos.	18,000	$68.00	MG

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

The following table presents certain information relating to the primary retail competition for the 1633 Broadway Property:

Competitive Set – Comparable Retail Leases(1)

Location	Tenant Name	Lease Date / Term	Lease Area (SF)	Monthly Base Rent PSF	Lease Type
1633 Broadway New York, NY
1740 Broadway New York, NY	Sweetgreen	Q2 2019 / 127 Mos.	2,706	$215.00	MG
1700 Broadway New York, NY	Confidential Restaurant	Q1 2019 / 150 Mos.	1,914	$235.11	MG
1290 Sixth Avenue New York, NY	Just Salad	Q1 2019 / 120 Mos.	1,795	$255.00	MG
1865 Broadway New York, NY	Target	Q4 2018 / 134 Mos.	Grd. Fl. 1,546 LL 20,125 Sub LL 13,930	$735.16 $100.00 $50.00	MG
1619 Broadway New York, NY	CVS	Q4 2018 / 186 Mos.	Grd. Fl. 4,299 LL 2,577 2nd Fl. 12,164	$531.80 $75.00 $125.00	MG
129 West 52nd New York, NY	Bulldozer Restaurant Group	Q4 2018 / 180 Mos.	5,200	$150.00	MG
120 West 55th New York, NY	Quality Branded	Q4 2018 / 120 Mos.	Grd. Fl. 6,500 LL 2,500	$175.00 $25.00	MG
850 Eighth Avenue New York, NY	Dunkin Donuts	Q2 2018 / 120 Mos.	Grd. Fl. 850 LL 250	$411.18 $30.00	MG
1674 Broadway New York, NY	Flash Dancers	Q2 2018 / 120 Mos.	1,800	$375.00	MG
1360 Avenue of the Americas New York, NY	Bank of America	Q1 2018 / 120 Mos.	1,346	$350.00	MG
1695 Broadway New York, NY	Hen Penny Chicken	Q4 2017 / 120 Mos.	Grd. Fl. 1,250 LL 1,000	$297.00 $25.00	MG
787 Seventh Avenue New York, NY	Citibank	Q3 2017 / 120 Mos.	3,874	$283.94	MG

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are PGREF I 1633 Broadway Tower, L.P. and PGREF I 1633 Broadway Land, L.P., each a Delaware limited partnership. PGREF I 1633 Broadway Land, L.P. owns the 1633 Broadway Property entirely in fee and also ground leases the 1633 Broadway Property to PGREF I 1633 Broadway Tower, L.P. (i.e., both landlord and tenant interests in the ground lease are pledged as collateral, in addition to the fee interest in the 1633 Broadway Property). Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1633 Broadway Whole Loan. There is no non-recourse carveout guarantor or separate environmental indemnitor with respect to the 1633 Broadway Loan.

The borrower sponsor is Paramount Group Operating Partnership LP, which indirectly owns and controls the borrowers. Paramount Group, Inc. (NYSE: PGRE), an approximately 91.0% general partner of the borrower sponsor, is a real estate investment trust that owns and/or manages a 13.4 million SF portfolio of 18 Class A office and retail buildings in New York, Washington, D.C., and San Francisco as of December 31, 2019. Paramount Group, Inc. has a New York portfolio that includes: 1633 Broadway, 1301 Avenue of the Americas, 1325 Avenue of the Americas, 31 West 52nd Street, 900 Third Avenue, 712 Fifth Avenue, 60 Wall Street, 745 Fifth Avenue, 718 Fifth Avenue, and 0 Bond Street.

The borrowers have presented for the lenders’ consideration an elimination of the ground lease (such that collateral for the 1633 Broadway Loan would consist entirely of the fee interest in the 1633 Broadway Property) and an intended transfer of the 1633 Broadway Property in accordance with the 1633 Broadway Whole Loan documents to successor borrowers that would own the 1633 Broadway Property as tenants-in-common, which could result in a change of the ultimate ownership of the borrower. We cannot assure you that the management skills, quality or judgment of any successor borrower or their equityholders would be equivalent to that of the current borrower and its equityholders and that the value of the 1633 Broadway Property will be maintained at the same level by any successor borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

■	Escrows. On the origination date, the borrowers provided a guaranty from Paramount Group Operating Partnership LP of up to $4,000,000 and funded a reserve of approximately $36,389,727 with respect to unfunded tenant improvements, tenant allowance and leasing commissions and free rent obligations. Subsequently, the borrowers substituted a letter of credit for the cash on reserve in such reserve account.

On each due date during the continuance of a 1633 Broadway Trigger Period, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless in the case of insurance premiums, the borrowers are maintaining a blanket policy in accordance with the related 1633 Broadway Whole Loan documents; (ii) a tenant improvement and leasing commission reserve in an amount equal to $213,459.33 (capped at $5,123,024); and (iii) a capital expenditure reserve in an amount equal to $42,691.87 (capped at $1,024,604.80).

A “1633 Broadway Trigger Period” will be continuing (i) commencing when the debt yield (as calculated under the 1633 Broadway Whole Loan documents), determined as of the last day of each of two consecutive fiscal quarters, is less than 5.75%, until the debt yield (as calculated under the loan documents), determined as of the last day of each of two consecutive fiscal quarters thereafter, is at least 5.75%, and (ii) commencing upon the borrowers’ failure to deliver annual, quarterly or monthly financial reports as and when required under the 1633 Broadway Whole Loan documents and concluding when such reports are delivered and indicate that no other 1633 Broadway Trigger Period is ongoing.

Provided no 1633 Broadway Whole Loan event of default is continuing, the borrowers have the right to avoid the commencement, or terminate the continuance, of a 1633 Broadway Trigger Period by delivering to the lender additional collateral in the form of a guaranty, letter of credit and/or cash that is reasonably acceptable to the lender and that would, when subtracted from the then-outstanding principal balance of the 1633 Broadway Whole Loan, result in a debt yield (as calculated under the 1633 Broadway Whole Loan documents) equal to or greater than 5.75%.

■	Lockbox and Cash Management. The 1633 Broadway Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to direct each tenant at the 1633 Broadway Property to deposit rents directly into a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the 1633 Broadway Property and all other money received by the borrowers or the property manager with respect to the 1633 Broadway Property (other than tenant security deposits) to be deposited into the lockbox account or a lender-controlled cash management account within one business day of receipt. On each business day during the continuance of a 1633 Broadway Trigger Period or an event of default under the 1633 Broadway Whole Loan, all amounts in the lockbox account are required to be remitted to the cash management account. On each business day that no 1633 Broadway Trigger Period or event of default under the 1633 Broadway Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a 1633 Broadway Trigger Period or, at the lender’s discretion, during an event of default under the 1633 Broadway Whole Loan, all funds on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as additional collateral for the 1633 Broadway Whole Loan.

■	Property Management. The 1633 Broadway Property is currently managed by Paramount Group Property-Asset Management LLC pursuant to a management agreement. Under the 1633 Broadway Whole Loan documents, the 1633 Broadway Property is required to be managed by (i) Paramount Group Property-Asset Management LLC or Paramount Group Property-Asset Management TRS LLC, (ii) any management company that is an affiliate of the borrower sponsor, (iii) any reputable management company that has, for at least five years prior to its engagement as property manager, managed at least five Class A office properties, and at the time of its engagement as property manager, manages at least 7,500,000 leasable square feet of Class A office space, and is not the subject of a bankruptcy or similar event, or (iv) any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been delivered. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the borrowers (or selected by the lender in the event of an event of default under the 1633 Broadway Whole Loan or following any foreclosure,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1633 Broadway

conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the 1633 Broadway Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy, or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Subordinate Secured Indebtedness. On or after November 25, 2020, the owner of the direct or indirect equity interests of the borrowers are permitted to incur mezzanine debt secured by a pledge of direct or indirect equity interests in the borrowers, provided that certain conditions set forth in the 1633 Broadway Whole Loan documents are satisfied, including, without limitation: (i) the loan-to-value ratio (as calculated under the 1633 Broadway Whole Loan documents and taking into account the mezzanine loan and the 1633 Broadway Whole Loan) is no greater than 52.08%, (ii) the debt service coverage ratio (as calculated under the 1633 Broadway Whole Loan documents and taking into account the mezzanine loan and the 1633 Broadway Whole Loan) is at least 3.08x, (iii) the debt yield (as calculated under the 1633 Broadway Whole Loan documents and taking into account the mezzanine loan and the 1633 Broadway Whole Loan) is at least 9.35%, (iv) the execution of a subordination and intercreditor agreement that is reasonably acceptable to the lender, and (v) receipt of a Rating Agency Confirmation.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the 1633 Broadway Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the 1633 Broadway Property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Moffett towers buildings a, B & c

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

11th Ave
Parking
Bldg C
Bldg B
Bldg A
Parking
Enterprise Way
Moffett Federal Airfield
VTA
MOFFETT PARK STATION
237
101
237
101

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

Moffett Towers Buildings A, B & C
1000, 1020 and 1050 Enterprise Way
Sunnyvale, CA 94089
San Francisco Bay
MOFFETT FEDERAL AIRFIELD
NASA
MOFFETT PARK
Yahoo!
Net App
Google Campus
Dell
Marvel
ALVISO
Ericsson
Lucile Packard Children's Hospital
FAIR MEADOW
Intuit
Shoreline Golf Links
Google Headquarters
Microsoft
CHARLESTON GARDENS
CALTRAIN
San Antonio Center
Symantec
WHISMAN STATION
Mountain View
VTA
Citrix
Levi's Stadium
California's Great America
Mission College
Broadcom
Oracle
AMTRAK
ACE
Intel
Walmart.com
Trimble Navigation
AMD
Northrup Grumman
Sunnyvale Town Center
Applied Materials
Broadcom KPMG
Nvidia HQ
Renasas Roche
Sunnyvale
El Camino Hospital
Santa Clara
Los Altos
Apple Future HQ
Kaiser Permanente-Santa Clara
Apple Current HQ
Cupertino
Vallco Shopping Mall
Agilent Technologies Headquarters
De Anza College
Seagate Technologies
Villa Shopping Center
Saratoga Square
WEST SAN JOSE
MAP © 2020 CARTIFACT
DATA © OSM CONTRIBUTORS
Oakland
San Francisco
San Jose
PACIFIC OCEAN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		GSMC
Location (City/State)	Sunnyvale, California	Cut-off Date Principal Balance(2)		$65,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$465.58
Size (SF)	951,498	Percentage of Initial Pool Balance		8.4%
Total Occupancy as of 1/1/2021	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/1/2021	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		3.49000%
Appraised Value(1)	$1,145,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$69,255,640
Underwritten Expenses	$11,194,319	Escrows(3)
Underwritten Net Operating Income (NOI)	$58,061,321		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$56,850,031	Taxes	$0	$282,271
Cut-off Date LTV Ratio(1)(2)	38.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)(2)	38.7%	Replacement Reserves	$0	$15,858
DSCR Based on Underwritten NOI / NCF(2)	3.70x / 3.63x	TI/LC	$53,688,909	$0
Debt Yield Based on Underwritten NOI / NCF(2)	13.1% / 12.8%	Other(4)	$34,016,766	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$443,000,000	57.5%	Loan Payoff	$364,012,737	47.3%
Subordinate Loan Amount	327,000,000	42.5	Principal Equity Distribution	314,083,651	40.8
			Reserves	87,705,675	11.4
			Origination Costs	2,715,794	0.4
			Leasing Commissions	1,482,143	0.2

Total Sources	$770,000,000	100.0%	Total Uses	$770,000,000	100.0%

(1)	Based on the “As-Stabilized” portfolio value of $1,145,000,000 as of October 1, 2021. The “As-Stabilized” value assumes that both Google and Comcast accept delivery at the Moffett Towers Buildings A, B & C Property and are paying unabated rent as of October 1, 2021. The appraisal also concluded an “As-Is” portfolio appraised value of $995,000,000, which results in an LTV of 44.5%. We cannot assure you that Google and Comcast will accept delivery and commence paying rent as expected or at all.
(2)	The Moffett Towers Buildings A, B & C Loan is part of the Moffett Towers Buildings A, B & C Whole Loan evidenced by 21 senior pari passu notes and three subordinate notes, with an aggregate outstanding principal balance as of the Cut-off Date of $770.0 million. Calculated based on the aggregate outstanding principal balance of the Moffett Towers Buildings A, B & C Senior Loans and excludes Moffett Towers Buildings A, B & C Subordinate Loans unless otherwise specified. See “—The Mortgage Loan” below.
(3)	See “—Escrows” below.
(4)	Other reserves represent a free rent reserve ($11,268,221) and a gap rent reserve ($22,748,545).

■	The Mortgage Loan. The Moffett Towers Buildings A, B & C Loan is part of a whole loan with an aggregate outstanding principal balance as of the Cut-off Date of $770.0 million (the “Moffett Towers Buildings A, B & C Whole Loan”), which is secured by the borrower’s fee simple interest in three, eight-story Class A office buildings located in Sunnyvale, California (the “Moffett Towers Buildings A, B & C Property”). The Moffett Towers Buildings A, B & C Whole Loan is comprised of (i) a senior loan, comprised of 21 senior pari passu notes with an aggregate principal balance as of the Cut-off Date of $443.0 million (the “Moffett Towers Buildings A, B & C Senior Loans”), two of which (notes A-1-C-1 and A-1-C-8) with an aggregate outstanding principal balance as of the Cut-off Date of $65.0 million are being contributed to the GSMS 2020-GC47 trust and constitute the Moffett Towers Buildings A, B & C Loan, and (ii) three subordinate notes with an outstanding principal balance as of the Cut-off Date of $327.0 million (collectively, the “Moffett Towers Buildings A, B & C Subordinate Loans”) as detailed in the note summary table below. The Moffett Towers Buildings A, B & C Whole Loan was co-originated by Goldman Sachs Banks USA (“GSBI”), JPMorgan Chase Bank, National Association (“JPMCB”), and DBR Investments Co. Limited (“DBRI”). The Moffett Towers Buildings A, B & C Whole Loan has a 10-year term and will be interest-only for its entire term.

The Moffett Towers Buildings A, B & C Loan represents approximately 8.4% of the Initial Pool Balance. The Moffett Towers Buildings A, B & C Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The scheduled maturity date of the Moffett Towers Buildings A, B & C Loan is February 6, 2030. The borrower has the option to defease the entire $770.0 million Moffett Towers Buildings A, B & C Whole Loan in whole (and not in part) after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) February 6, 2023. In addition, on and after the due date in March 2022, the Moffett Towers Buildings A, B & C Whole Loan may be voluntarily prepaid with a prepayment fee equal to the greater of the yield maintenance amount or 1% of the unpaid principal balance as of the prepayment date.

The Moffett Towers Buildings A, B & C Whole Loan proceeds were used to refinance the existing debt on the Moffett Towers Buildings A, B & C Property, return equity to the borrower sponsor, pay leasing commissions, fund upfront reserves and pay origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

The table below summarizes the promissory notes that comprise the Moffett Towers Buildings A, B & C Whole Loan. The relationship between the holders of the Moffett Towers Buildings A, B & C Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Moffett Towers Buildings A, B & C Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1-C-1	$60,000,000	$60,000,000	GSMS 2020-GC47	No(1)
A-1-C-2	50,000,000	50,000,000	GSBI(2)	No
A-1-C-3	40,000,000	40,000,000	GSBI(2)	No
A-1-C-4	30,000,000	30,000,000	GSBI(2)	No
A-1-C-5	20,000,000	20,000,000	GSBI(2)	No
A-1-C-6	20,000,000	20,000,000	GSBI(2)	No
A-1-C-7	10,000,000	10,000,000	GSBI(2)	No
A-1-C-8	5,000,000	5,000,000	GSMS 2020-GC47	No
A-1-C-9	5,000,000	5,000,000	GSBI(2)	No
A-1-C-10	3,100,000	3,100,000	GSBI(2)	No
A-1-S-1	550,000	550,000	MOFT 2020-ABC	No
A-2-C-1	50,000,000	50,000,000	JPMCB(2)	No
A-2-C-2	30,000,000	30,000,000	JPMCB(2)	No
A-2-C-3	10,000,000	10,000,000	BMARK 2020-B17	No
A-2-C-4	9,450,000	9,450,000	BMARK 2020-B17	No
A-2-S-1	225,000	225,000	MOFT 2020-ABC	No
A-3-C-1	50,000,000	50,000,000	BMARK 2020-B17	No
A-3-C-2	30,000,000	30,000,000	GSBI(2)	No
A-3-C-3	10,000,000	10,000,000	BMARK 2020-B17	No
A-3-C-4	9,450,000	9,450,000	DBRI(2)	No
A-3-S-1	225,000	225,000	MOFT 2020-ABC	No
Total Senior Notes	$443,000,000	$443,000,000
B-1, B-2 and B-3	327,000,000	327,000,000	MOFT 2020-ABC	Yes(1)
Total	$770,000,000	$770,000,000

(1)	The initial controlling notes are Note B-1, B-2 and B-3, so long as no Moffett Towers Buildings A, B & C control appraisal period has occurred and is continuing. If and for so long as a Moffett Towers Buildings A, B & C control appraisal period has occurred and is continuing, then the controlling note will be the Note A-1-C-1. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The Moffett Towers Buildings A, B & C Whole Loan” in the Preliminary Prospectus. The Moffett Towers Buildings A, B & C Whole Loan will be serviced pursuant to the MOFT 2020-ABC trust and servicing agreement. For so long as no Moffett Towers Buildings A, B & C control appraisal period has occurred and is continuing, the control rights of the Moffett Towers Buildings A, B & C Subordinate Companion Notes will be exercisable by the controlling class under the MOFT 2020-ABC trust and servicing agreement.
(2)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

The capital structure for the Moffett Towers Buildings A, B & C Whole Loan is shown below:

Moffett Towers Buildings A, B & C Total Debt Capital Structure

(1)	The Moffett Towers Buildings A, B & C Whole Loan weighted average interest rate is 3.49000%.
(2)	Based on collateral square footage of the office components of 951,498 SF.
(3)	Based upon the “As Stabilized” portfolio value of $1.145 billion as determined by the appraisal as of October 1, 2021. The appraisal concluded an “as-is” Value of $995.0 million as of January 3, 2020, which results in an LTV of 44.5%.
(4)	UW NOI/NCF Debt Yield and UW NOI/NCF DSCR are calculated based on an UW NOI and UW NCF of $58,061,321 and $56,850,031, respectively. See “—Operating History and Underwritten Cash Flow Analysis” below.
(5)	Based on the “As Stabilized” value of $1.145 billion, the Implied Borrower Sponsor Equity is $375.0 million.

■	The Mortgaged Property. The Moffett Towers Buildings A, B & C Property consists of three, eight-story office buildings totaling 951,498 SF of Class A office space located in Sunnyvale, California. The buildings were built by the borrower sponsor in 2008. As of January 1, 2021, the Moffett Towers Buildings A, B & C Property is expected to have an UW Occupancy of 100.0% and according to a third party market research report as of year-end 2019, has maintained an average historical occupancy of approximately 98.1% since 2014. The Moffett Towers Buildings A, B & C Property is a part of a larger seven-building campus known as Moffett Towers (the “Moffett Towers Campus”) which includes approximately 2.0 million SF of Class A office space, an approximately 48,207 SF amenities facility, a swimming pool, a café, an outdoor common area space and two parking structures.

The Moffett Towers Campus is 100.0% leased as of February 6, 2020 with Google leasing the entirety of Building A and Building B, four tenants leasing Building C (including Google), and Amazon leasing Buildings D, E, F and G, which are not part of the collateral. The Moffett Towers Buildings A, B & C Property features access to the amenities facility and the enclosed parking structure (the “Moffett Towers Common Area Spaces”). Use of and access to the Moffett Towers Common Area Spaces is governed by certain declaration of covenants, conditions, restrictions, easements and charges agreements (the “Moffett Towers Lot 1 CCR&Es”) made by the borrower as the sole member of the Moffett Towers Lot I Association LLC and a certain declaration of covenants, conditions, restrictions, easements and charges agreement (the “Moffett Towers Amenities Parcel CCR&E” and together with the Lot 1 CCR&E, collectively, the “Moffett Towers CCR&E”) made by the then-current members of the Moffett Towers Building H & Amenities Parcel Association LLC (each a “Moffett Towers Association” and collectively, the “Moffett Towers Associations”). The borrower is the sole member of the Moffett Towers Lot I Association LLC and the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

borrower and the owners of the non-collateral buildings at the Moffett Towers Campus are the members of the Moffett Towers Building H & Amenities Parcel Association LLC.

The Moffett Towers CCR&Es grant the borrower non-exclusive easement rights over the Moffett Towers Common Area Spaces. The Moffett Towers Associations are obligated to maintain insurance coverage over the Moffett Towers Common Area Spaces and are also responsible for maintenance of the Moffett Towers Common Area Spaces, subject to the terms of the leases. The Moffett Towers CCR&Es delineate shares of the voting interests in the Moffett Towers Associations based on the number of buildings at the Moffett Towers Campus, with each completed building entitled to a proportionate share of the voting interest. In the Moffett Towers Building H & Amenities Parcel Association LLC, the Moffett Towers Buildings A, B & C Property (collectively among all three buildings) is entitled to a 47.595% share of the voting interest in the applicable Moffett Towers Association as of the origination date. In the Moffett Towers Lot I Association LLC, each building is entitled to one-third share of the voting interest in the applicable Moffett Towers Association as of the loan origination date.

Google took possession of the initial phase of their space in Building C (96,282 SF of the total 181,196 SF) on March 1, 2020 and was expected to begin paying rent for the related space beginning September 2020. However, Google has reached out to the borrower sponsor claiming that the ongoing COVID-19 pandemic and subsequent state of emergency declaration from the City of Sunnyvale has prohibited the tenant’s ability to access Building C, construct tenant improvements or conduct business. Thus, Google is requesting that their rent commencement date be pushed out on a day-by-day basis until the impacts of COVID-19 on their ability to access the property and complete tenant improvements have passed. The borrower sponsor responded that they satisfied their obligation to deliver the space on time and therefore rent commencement should begin as originally anticipated. Additionally, the ongoing COVID-19 pandemic may delay the delivery of the remaining space that Google is expected to take in Building B and Building C which would impact and/or delay the rent commencement date for their remaining spaces. We cannot assure you that the dispute will be resolved in a timely manner. We also cannot assure you if or when Google will begin paying rent on their delivered space.

As of April 27, 2020, the Moffett Towers Buildings A, B & C Property is open, however most, if not all, tenants are working remotely. The April debt service payment has been made. Based on the underwritten rent roll, there are a total of 6 tenant leases at the Moffett Towers Buildings A, B & C Property and 4 of those tenant leases owed rent for April. Of those 4 tenant leases, 1 tenant lease, representing approximately 4% of the expected April rent collection (and approximately 1.3% of the underwritten base rent) did not pay and has asked about short-term rent assistance. Approximately 75% of the tenants by count have paid rent for April, representing 96% of the April rent collections. As of April 27, 2020, the Moffett Towers Buildings A, B & C Whole Loan is not subject to any modification or forbearance request.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

The following table presents certain information relating to the tenants at the Moffett Towers Buildings A, B & C Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA(3)	% of GLA	UW Base Rent(4)	% of Total UW Base Rent(4)	UW Base Rent $ per SF(4)	Lease Expiration	Renewal / Extension Options
Google (Building B)(5)	NR / Aa2 / AA+	317,166	33.3%	$19,029,960	35.5%	$60.00	12/31/2030	1, 7-year option
Google (Building A)	NR / Aa2 / AA+	317,166	33.3	15,723,273	29.3	$49.57	6/30/2026	1, 7-year option
Google (Building C)(5)	NR / Aa2 / AA+	181,196	19.0	10,763,043	20.1	$59.40	9/30/2027	1, 7-year option
Comcast(6)	A- / A3 / A-	111,707	11.7	6,702,420	12.5	$60.00	10/31/2027	1, 5-year option
Level 10 Construction	NR / NR / NR	12,944	1.4	719,945	1.3	$55.62	2/29/2024	None
Acuitus, Inc	NR / NR / NR	11,319	1.2	720,500	1.3	$63.65	8/31/2024	None
Total / Wtd. Avg.		951,498	100.0%	$53,659,141	100.0%	$56.39
Vacant		0	0.0	0
Totals / Wtd. Avg. All Owned Tenants		951,498	100.0%	$53,659,141

(1)	Based on the underwritten rent roll dated as of January 1, 2021.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Tenant GLA does not include each tenant’s pro-rata share of the amenities facility. The Moffett Towers Buildings A, B & C Property is part of the Moffett Towers Campus. The Moffett Towers Campus includes a certain common area amenities parcel, which is owned by the Moffett Towers Building H & Amenities Parcel Association LLC. The Moffett Towers Campus also includes a Lot 1 common area, which is owned by the Moffett Towers Lot 1 Association LLC. Building owners within the Moffett Towers Campus are members of the associations and share the right to use these areas by virtue of such membership. There is no allocation of the common area amenities to any particular building, and the common areas are not included in the collateral.
(4)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF excludes the base rent payable on each tenant’s pro-rata share of the amenities facility, with rent steps through February 28, 2021.
(5)	Google has executed leases for Building B and Building C but has not yet accepted delivery or begun paying rent. Google is expected to take possession of Building B in January 2021. Google is expected to take possession of its premises in Building C in two phases, 96,282 SF in the second quarter of 2020 and 84,914 SF in July 2020. Google is expected to begin paying rent for Building B and Building C in June 2021 and September 2020, respectively. We cannot assure you that Google will take possession or begin paying rent as expected or at all. Should the borrower fail to deliver Google’s space on time, there will be a rent abatement for each day the borrower fails to deliver.
(6)	Comcast has executed a lease extension and relocation for 111,707 SF. The relocation space consists of 40,296 SF and Comcast is expected to take possession of the relocation space in November 2020 and begin paying rent on both the existing space and relocation space in March 2021. We cannot assure you that the tenant will execute a lease or occupy its space as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Moffett Towers Buildings A, B & C Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA(3)(4)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(4)(5)	% of Total UW Base Rent(5)	UW Base Rent $ per SF(4)(5)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	24,263	2.5	2.5%	1,440,445	2.7	$59.37	2
2025	0	0.0	2.5%	0	0.0	$0.00	0
2026	317,166	33.3	35.9%	15,723,273	29.3	$49.57	1
2027	292,903	30.8	66.7%	17,465,463	32.5	$59.63	2
2028	0	0.0	66.7%	0	0.0	$0.00	0
2029	0	0.0	66.7%	0	0.0	$0.00	0
2030	317,166	33.3	100.0%	19,029,960	35.5	$60.00	1
2031 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	951,498	100.0%		$53,659,141	100.0%	$56.39	6

(1)	Calculated based on approximate square footage occupied by the tenants.

(2)	Based on the underwritten rent roll dated January 1, 2021.

(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.

(4)	UW Base Rent $ per SF does not include each tenant’s pro-rata share of the amenities facility. The Moffett Towers Campus includes a certain common area amenities parcel, which is owned by the Moffett Towers Building H & Amenities Parcel Association LLC. The Moffett Towers Campus also includes a Lot 1 common area, which is owned by the Moffett Towers Lot 1 Association LLC. Building owners within the Moffett Towers Campus are members of the associations and share the right to use these areas by virtue of such membership. There is no allocation of the common area amenities to any particular building, and the common areas are not included in the collateral.

(5)	Includes rent steps through February 28, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

The following table presents certain information relating to historical occupancy at the Moffett Towers Buildings A, B & C Property:

Historical Leased %(1)

As of 1/1/2021
100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Moffett Towers Buildings A, B & C Property:

Cash Flow Analysis(1)

	2017	2018	2019	UW(2)	UW PSF
Base Rent(3)	$31,760,276	$37,874,365	$37,993,927	$58,967,821	$61.97
Total Reimbursement Revenue	11,793,732	11,467,503	12,298,701	11,126,970	11.69
Total Other Income	0	0	0	1,302,777	1.37
Gross Revenue	$43,554,008	$49,341,867	$50,292,627	$71,397,567	$75.04
Vacancy Loss	0	0	0	(2,141,927)	(2.25)
Effective Gross Revenue	$43,554,008	$49,341,867	$50,292,627	$69,255,640	$72.79
Total Operating Expenses	12,008,858	11,771,512	12,255,535	11,194,319	11.76
Net Operating Income(4)	$31,545,149	$37,570,355	$38,037,092	$58,061,321	$61.02
Tenant Improvements	0	0	0	510,495	0.54
Leasing Commissions	0	0	0	510,495	0.54
Replacement Reserves	0	0	0	190,300	0.20
Net Cash Flow	$31,545,149	$37,570,355	$38,037,092	$56,850,031	$59.75

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	UW cash flow based on annualized in-place rents as of January 1, 2021, with rent steps through February 28, 2021.

(3)	Base Rent includes $5,182,847 of straight line office rent steps over the lease term for investment grade tenants (Google and Comcast) and $125,834 of straight line amenities facility rent steps through February 28, 2021.

(4)	The increase in UW Net Operating Income is primarily attributable to the signing of four new leases since August 2019 and includes the straight line average of contractual rent step increments over the lease term for investment grade tenants.

■	Appraisal. According to the appraisal, the Moffett Towers Buildings A, B & C Property has an “As Stabilized” appraised value of $1,145,000,000 as of October 1, 2021. The “As Stabilized” value assumes that both Google and Comcast accept delivery at the Moffett Towers Buildings A, B & C Property and are paying unabated rent as of October 1, 2021. The appraisal also concluded an “as-is” portfolio appraised value of $995,000,000, which results in an LTV of 44.5%. We cannot assure you that Google and Comcast will accept delivery and commence paying rent as expected or at all.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$1,155,000,000	N/A	4.75%
Discounted Cash Flow Approach	$1,145,000,000	6.00%	5.75%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to the Phase I environmental report dated January 14, 2020, there are no recognized environmental conditions or recommendations for further action at the Moffett Towers Buildings A, B & C Property.

■

Market Overview and Competition. The Moffett Towers Buildings A, B & C Property is located in Moffett Park, in Sunnyvale, California which is located in Silicon Valley. Moffett Park is an approximately 519-acre area comprised of office spaces and research and development buildings. Notable technology firms currently in Moffett Park include Google, Hewlett Packard, Juniper Networks, Amazon, Lockheed-Martin, Microsoft, NetApp and Rambus. The Moffett Towers Buildings A, B & C Property is north of State Highway 237, which forms the southern border of the Moffett Park area and provides access from Interstate 680 and Interstate 280 to the northeast and U.S. Highway

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

101 in Sunnyvale to the southwest. U.S. Highway 101 runs northward through San Francisco and southward through San Jose, terminating in the city of Los Angeles. The Santa Clara County Transit System station is located within approximately one mile from the Moffett Towers Campus and services the surrounding residential communities.

Per the appraisal, the Moffett Park office submarket contains 11.2 million SF and recorded an average asking rent of $67.80 PSF annually as of January 7, 2020. The submarket’s vacancy rate was noted at 3.4% and has not exceeded 7.1% since 2012. Per the appraisal, Moffett Park contains approximately 9.0 million SF of four- and five-star office properties which recorded an average asking rent of $71.64 PSF annually as of January 7, 2020. The Class A segment of the submarket features a vacancy rate of just 1.5%.

The appraisal identified five comparable office leases that had NNN base rents ranging from $50.40 to $72.00 PSF with a weighted average of $60.24 PSF. The appraisal concluded to a NNN market rent of $60.00 PSF.

The following table presents certain information relating to the primary office competition for the Moffett Towers Buildings A, B & C Property:

Competitive Set – Comparable Office Leases(1)

Location	Year Built	Stories	Tenant Name	Tenant Lease Space	Lease Date	Lease Term (Years)	Base Rent PSF
Moffett Towers Buildings A, B & C	2008	8	Various	951,498(2)	Various	Various	$56.39(2)
190 & 200 Mathilda Pl Sunnyvale, CA	2002	5	Uber Technologies, Inc.	290,926	June-20	10.5	$72.00
620 National Ave Mountain View, CA	2016	4	Google, Inc.	151,998	Dec-18	10.0	$59.40
625 N Mary Ave Sunnyvale, CA	2020	3	Proofpoint, Inc.	242,400	Nov-18	10.6	$57.60
520 Almanor Ave Sunnyvale, CA	2019	4	Nokia, Inc.	231,000	Sep-18	12.5	$50.40
221 N Mathilda Ave Sunnyvale, CA	2019	3	23andMe, Inc.	154,987	Jun-18	12.0	$60.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated January 1, 2021, with rent steps through February 28, 2021.

■	The Borrower. The borrower is MT1 ABC LLC, a Delaware limited liability company and single purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Moffett Towers Buildings A, B & C Whole Loan.

The borrower sponsor is Jay Paul and the non-recourse carveout guarantor is Paul Guarantor LLC. Founded in 1975, Jay Paul Company is a privately-held real estate firm based in San Francisco, California that concentrates on the acquisition, development and management of commercial properties throughout California with a specific focus on creating projects for technology firms. Jay Paul Company has developed over 13.0 million SF of institutional quality space including projects for Apple, Amazon, Facebook, Google, Microsoft, HP, Rambus, Nokia, Tencent and DreamWorks. Jay Paul Company owns 25 office buildings in Moffett Park, totaling nearly 7.2 million SF including Moffett Place, Moffett Gateway, Technology Corner, Moffett Towers and Moffett Towers II.

■	Escrows. At loan origination, the borrower deposited approximately (i) $53,688,909 into a tenant improvement allowances and leasing commissions reserve, (ii) approximately $11,268,221 for free rent, and (iii) $22,748,545 for gap rent.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the estimated annual real estate taxes (initially estimated at $282,271).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of estimated insurance premiums, unless an acceptable blanket policy is in effect. As of the origination date, an acceptable blanket policy was in place.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $15,858 for replacement reserves.

Lease Sweep Reserve – During a Lease Sweep Period, all excess cash flow after payment of debt service, required reserves and budgeted operating expenses is required to be deposited into a lease sweep reserve until amounts on deposit equal the Lease Sweep Cap Amount. In the event that excess cash flow is not sufficient to meet the Required Minimum Monthly Lease Sweep Deposit Amount, the borrower is required to deposit such minimum required amount.

A “Required Minimum Monthly Lease Sweep Deposit Amount” means, during a Lease Sweep Period, an amount equal to (i) with respect to a Lease Sweep Period continuing due to a lease sweep trigger caused by the Google lease (Building A), $875,044.76, (ii) with respect to a Lease Sweep Period continuing due to a lease sweep trigger caused by the Google lease (Building B), $875,044.76 and (iii) with respect to a Lease Sweep Period continuing due to a lease sweep trigger caused by the Google lease (Building C), $499,910.49; provided, that, if a Lease Sweep Period is continuing due to a lease sweep trigger caused by more than one Google lease, such amounts set forth above are aggregated based on all Google leases then in a Lease Sweep Period on the due date in question (i.e., if, on a due date, one or more Lease Sweep Periods are continuing which affect all Google leases, the Required Minimum Monthly Lease Sweep Deposit Amount for such due date is $2,250,000.01).

Additionally, during the continuance of a Moffett Trigger Period other than a Lease Sweep Period, all amounts in excess of the monthly debt service payment, required reserves and budgeted operating expenses are required to be reserved in a cash collateral reserve, capped, if such Moffett Trigger Period was caused by a Low DSCR Event, at $47,574,900.

A “Moffett Trigger Period” will be continuing (i) upon an event of default under the Moffett Towers Buildings A, B & C Whole Loan until cured, (ii) upon the debt service coverage ratio as calculated in the Moffett Towers Buildings A, B & C Whole Loan documents is less than 1.15x (assuming amortization) (a “Low DSCR Event”) until the earlier of the date (a) the Moffett Towers Buildings A, B & C Property achieves a debt service coverage ratio of at least 1.15x (assuming amortization) for one calendar quarter or (b) amounts on deposit in the cash collateral reserve equal $47,574,900, or (iii) during the continuance of a Lease Sweep Period.

A “Lease Sweep Period” will be in effect upon the earliest to occur (a) of October 1, 2025 with respect to Building A or the date that is nine months prior to the date any Google Tenant (or any replacement tenant of space leased by Google Tenant) lease expires with respect to Building B and Building C and Google Tenant (or any replacement tenant of space leased by Google Tenant) has not given notice of its intent to renew until either the Reserve Requirement is met or a Renewal or Re-tenanting occurs, (b) the date on which the Google Tenant (or any replacement tenant of 75% or more of the space leased by the Google Tenant) surrenders, cancels or terminates or gives notice of its intent to surrender, cancel or terminate any of its leases at the Moffett Towers Buildings A, B & C Property unless a replacement lease to one or more entities (or subsidiary of such entity) that is rated investment grade by at least two of Moody’s, S&P or Fitch (an “Investment Grade Tenant”) has been entered into until either the Reserve Requirement is met or a Renewal or Re-tenanting occurs, (c) the date on which the Google Tenant (or any replacement tenant of 75% or more of the space leased by the Google Tenant) ceases operating its business in 20.0% or more of the space in a building subject to its leases (the “Dark Space”) (unless such tenant ceasing to operate (1) is the Google Tenant, (2) is an Investment Grade Tenant or (3) has subleased such space to one or more Investment Grade Tenants who has accepted delivery of such space, and is paying unabated rent at a contract rate no less than the contract rate required under the applicable lease until either the Reserve Requirement is met or a Renewal or Re-tenanting occurs), (d) upon the occurrence of default under any lease by the Google Tenant (or any replacement tenant of 75% or more of the space leased by the Google Tenant) until either such default is cured and no other default occurs for three consecutive months or the Reserve Requirement is met, (e) a bankruptcy of the Google Tenant or any parent entity under the applicable lease until the related bankruptcy proceedings have terminated and the applicable lease has been affirmed, assumed or assigned in a manner satisfactory to the lender, and (f) the date on which the Google Tenant (or any replacement tenant of space leased by the Google Tenant) is no longer an Investment Grade Tenant until one of (1) such tenant becomes an Investment Grade Tenant again, (2) the Reserve Requirement is met or (3) a Renewal or Re-tenanting occurs.

The “Google Tenant” means the Google entity that is the tenant under the leases existing on the origination date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

A “Renewal or Re-tenanting” means the Google Tenant irrevocably renews its lease or at least 75% of the space demised under such lease has been re-tenanted pursuant to one or more leases meeting certain requirements under the mortgage loan agreement, as applicable.

A “Reserve Requirement” means funds equal to the applicable Lease Sweep Cap Amount have been deposited into the lease sweep reserve or the borrower has delivered an acceptable letter of credit in such applicable amount to the lender for such amount.

A “Lease Sweep Cap Amount” means the largest amount applicable to the Lease Sweep Periods then occurring as follows: with respect to a Lease Sweep Period continuing solely pursuant to clause (a) or (b), $45.00 per rentable square foot under the applicable lease (or if Building B has been released in accordance with the terms of the Moffett Towers Buildings A, B & C Whole Loan documents, $45.00 per rentable square foot that is leased pursuant to the applicable lease and every other lease existing at the Moffett Towers Buildings A, B & C Property with the same tenant or its affiliates, until such time as one of the remaining Google leases has been renewed or replaced, at which time, the Lease Sweep Cap Amount will revert back to $45.00 per rentable square foot under the applicable lease); with respect to a Lease Sweep Period continuing solely pursuant to clause (d), an amount equal to $35.00 per rentable square foot under the applicable lease); with respect to a Lease Sweep Period continuing pursuant to clause (c), whether or not a Lease Sweep Period pursuant to any other clause is concurrently continuing, $50.00 per rentable square foot of the dark space demised under the applicable lease; and with respect to a Lease Sweep Period continuing pursuant to a clause (f), whether or not a Lease Sweep Period pursuant to any other clause is concurrently continuing, an amount equal to $50.00 per rentable square foot under all leases with such downgraded tenant.

■	Lockbox and Cash Management. The Moffett Towers Buildings A, B & C Whole Loan is structured with a hard lockbox and in place cash management. The borrower is required to direct all existing tenants of the Moffett Towers Buildings A, B & C Property to directly deposit all rents into an account controlled by the lender. Funds in the deposit account are required to be applied and disbursed in accordance with the Moffett Towers Buildings A, B & C Whole Loan documents. During a Moffett Trigger Period, all excess cash after payment of the monthly debt service on the Moffett Towers Buildings A, B & C Whole Loan, all required reserves and budgeted operating expenses, and certain other items in the payment waterfall described in the Moffett Towers Buildings A, B & C Whole Loan documents will be reserved as additional collateral for the Moffett Towers Buildings A, B & C Whole Loan.

■	Property Management. The Moffett Towers Buildings A, B & C Property is managed by Paul Holdings, Inc. d/b/a Jay Paul Company, the borrower sponsor, pursuant to a management agreement. Under the Moffett Towers Buildings A, B & C Whole Loan documents, the lender may require the borrower to terminate any management agreement and replace the applicable property manager if: (i) an event of default under the Moffett Towers Buildings A, B & C Whole Loan documents exists, (ii) there exists a material default by the property manager under the management agreement beyond all applicable notice and cure periods, or (iii) the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding or (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the Moffett Towers Buildings A, B & C Whole Loan documents, the borrower may, without the lender’s approval and without a Rating Agency Confirmation, terminate the management agreement and replace the manager with certain managers as set forth in the Moffett Towers Buildings A, B & C Whole Loan documents.

■	Mezzanine or Subordinate Secured Indebtedness. The Moffett Towers Buildings A, B & C Subordinate Companion Notes have an aggregate outstanding principal balance as of the Cut-off Date of $327.0 million, and accrue interest at a fixed rate of 3.49000% per annum. The Moffett Towers Buildings A, B & C Subordinate Companion Notes have a 10-year term and are interest-only for the full term. For additional information, see “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The Moffett Towers Buildings A, B & C Whole Loan” in the Preliminary Prospectus.

■

Release of Collateral. At any time on or after the due date in March 2022, the borrower is permitted to obtain the release of up to two (but not more than two) individual buildings that comprise the Moffett Towers Buildings A, B & C Property from the lien of the mortgage in connection with a bona fide third-party sale of such building or a transfer of such building to an affiliate for purposes of refinancing such building upon, among other conditions, (a) payment of the applicable Release Price, (b) no event of default under the Moffett Towers Buildings A, B & C Whole Loan documents is continuing, (c) after giving effect to the release, the debt service coverage ratio is no less than the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Moffett towers buildings a, B & c

greater of the debt service coverage ratio immediately prior to such release and 1.44x, (d) after giving effect to the release, the debt yield is no less than the greater of the debt yield immediately preceding such release and 7.75%, (e) after giving effect to the release, the loan to value ratio is not more than the lesser of the loan to value ratio immediately preceding such release and 70.0% and (f) delivery of customary REMIC opinions.

“Release Price” means an amount equal to (a) with respect to the release of Building A or Building C, the greater of (1) 100% of the net sales proceeds of a sale or refinance of such parcel and (2) 115% of the allocated loan amount and (b) with respect to the release of Building B, the greater of (1) 100% of the net sales proceeds of a sale or refinance of such parcel and (2) 125% of the allocated loan amount, in each case together with the payment of any accrued and unpaid interest and any applicable prepayment fee.

■	Common Area Subdivision. The borrower has the right to cause the Moffett Towers Lot I Association LLC to subdivide and release a portion of the Lot 1 Common Area in connection with the construction of another office building that may be no more than nine stories tall and contain no more than 326,666 rentable square feet so long as, among other conditions in the Moffett Towers Buildings A, B & C Whole Loan documents, such subdivision and release will not materially adversely affect the Moffett Towers Buildings A, B & C Property or its use or operation and is in compliance with the terms of other material documents related to the Moffett Towers Buildings A, B & C Property such as any leases or reciprocal easement agreements. See “Description of the Mortgage Pool—Condominium and Other Shared Interests” in the Preliminary Prospectus.

The “Lot 1 Common Area” comprises all of the Moffett Towers Buildings A, B & C Property that makes up lot 1 of the Moffett Towers Campus, other than the three buildings that comprise the collateral for the Moffett Towers Buildings A, B & C Whole Loan. The Lot 1 Common Area includes two parking structures and certain surface parking spaces in lot 1 of the Moffett Towers Campus, together with the landscaping, sidewalks, driveways and roadways within lot 1 of the Moffett Towers Campus.

■	Terrorism Insurance. The Moffett Towers Buildings A, B & C Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Moffett Towers Buildings A, B & C Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the Moffett Towers Buildings A, B & C Property until the completion of restoration or the expiration of 24 months, with a 12-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

Floor	Space 1	Space 2	Space 3	Space 4	Space 5
18	Vacant 9,848 SF				
17	Vacant 15,757 SF				
16	Vacant 10,075 SF	Vacant 7,697 SF			
15	Sandler Capital 17,200 SF Exp. 6/2027				
14	SunTrust Banks 18,025 SF Exp. 4/2024				
12	SunTrust Banks 22,832 SF Exp. 4/2024				
11	Loro Piana USA 22,832 SF Exp. 8/2025				
10	Allen & Company 22,832 SF Exp. 9/2033				
9	Allen & Company 22,632 SF Exp. 9/2033				
8	Allen & Company 22,832 SF Exp. 9/2033				
7	Vacant 22,832 SF				
6	SunTrust Banks 16,798 SF Exp. 4/2024	Catalyst Investors 6,034 SF Exp. 11/2023			
5	Vacant 10,961 SF	Vacant 2,011 SF	Management Office 2,330 SF	Allen & Company 1,646 SF Exp. 9/2033	SunTrust Banks 5,880 SF Exp. 4/2024
4	Loro Piana USA 1,556 SF Exp. 8/2025	SunTrust Banks 8,624 SF Exp. 4/2024	SunTrust Banks 12,357 SF Exp. 4/2024		
3	Ralph Lauren Retail Inc. 15,559 SF Exp. 6/2029	Ralph Lauren 470 SF Exp. 6/2029			
2	Ralph Lauren Retail Inc. 6,925 SF Exp. 6/2029	The Swatch Group 88 SF Exp. 12/2029	The Swatch Group 6,197 SF Exp. 12/2029	Porter Locker Room 583 SF	Building Security 1,042 SF
Mezz	Building				
1	Ralph Lauren 8,248 SF Exp. 6/2029	The Swatch Group 3,961 SF Exp. 12/2029	The Swatch Group 2,525 SF Exp. 12/2029		
B	Ralph Lauren Retail Inc. 7,436 SF Exp. 6/2029	Vacant 886 SF	Allen & Company 830 SF Exp. 9/2033	The Swatch Group 1,503 SF Exp. 12/2029	

VACANT | BUILDING | 2023 – 2024 | 2025 – 2026 | 2027+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

711 Fifth Avenue
711 5th Avenue
New York, NY 10022
New York
MANHATTAN
BROOKLYN
Central Park
MIDTOWN
ROCKEFELLER CENTER
E 62ND STREET
E 61ST STREET
E 60TH STREET
E 59TH STREET
E 58TH STREET
E 57TH STREET
E 56TH STREET
E 55TH STREET
E 54TH STREET
E 53RD STREET
E 52ND STREET
E 51ST STREET
E 50TH STREET
E 49TH STREET
SIXTH AVENUE
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
Knickerbocker Club
Carlton House
Links Club
Browning School
Loews Regency Hotel
535 Park
The Pierre
Barney's
Metropolitan Club
654 Madison
667 Madison
655 Madison
530 Park
Christ Church
Hitchcock Center
770 Lexington
773 Lexington
1010 Third
Harmonie Club
Sherry Netherland
650 Madison
645 Madison
635 Madison
510 Park
502 Park
515 Park
750 Lexington
Aramco Building
Plaza Tower
Bloomingdale's
The Plaza
Apple
General Motors Bldg
The Revlon Building
Amro Bank Building
480 Park
110 E 59th
130 E 59th
485 Park
One Beacon Court
Bloomberg HQ
Solow Building
Bergdorf Goodman
745 Fifth
600 Madison
Four Seasons
470 Park
460 Park
Fuller Bldg
475 Park
Library
135E 57th
Ritz Tower
Architects & Designers
The Gotham House
157 E 57th
Hemisphere Tower
Squibb Building
Tiffany
Nike
590 Madison
Trump Tower
575 Madison
450 Park
432 Park
445 Park
Renaissance Hotel
Lombardy Hotel
Fitzpatrick Hotel
950 Third
Jacob Blaustein Building
1370 Sixth
Continental Tower
Shoreham Hotel
712 Fifth
Fifth Avenue Presbyterian
717 Fifth
Sony Building
555 Madison
551 Madison
Park Ave Tower
430 Park
425 Park
Tower 56
136 E 56th
Howard Hotel
140 E 56th
MGM Building
Warwick New York
Peninsula Hotel
University Club
St. Regis
540 Madison
693
689
535 Madison
60 E 55th
Heron Towers
400 Park
Brook Club
Central Synagogue
Lex 54
136 E 55th
641 Lexington
900 Third
Financial Times Building
53W53
Museum of Modern Art (MOMA)
680 Fifth
Saint Thomas Church
Gucci
Tommy Hilfiger
Microsoft
Stuart Weitzman
Kate Fork
520 Madison
527 Madison
515 Madison
Hotel Elysee
Lever House
399 Park
Citigroup Center
880 Third
CBS Building
Hines Bldg
Baccarat Hotel & Residences
The Paley Center For Media
666 Fifth
Rolex Building
663 Fifth
655 Fifth
510 Madison
Park Ave Plaza
Columbia Records
Racquet & Tennis Club
Seagram Bldg
610 Lex
599 Lexington
Marriott Courtyard
866 Third
Sperry Rand Building
Time Warner Building
650 Fifth
640 Fifth
The Jewel
Cartier
Versace
Olympic Tower
488 Madison
485 Madison
477 Madison
350 Park
345 Park
Grolier Building
Western Publishing Building
Radio City Music Hall
Bank of America Building
International Building
Saint Patrick's Cathedral
New York Palace Hotel
Mutual of America Life Insurance Co.
Saint Bartholomew's Church
GE Building
560 Lexington
Doubletree Metropolitan
830 Third
Kimberly Suites
The Benjamin
RCA Building
Ice Skating Rink
British Empire Building
French Bldg
Saks Fifth Avenue
Swiss Bank Towers
444 Madison
I.T.T. American Building
Colgate Palmolive Bldg
Waldorf Astoria Hotel
W Hotel
San Carlos Hotel
800 Third
Best Western
1230 Sixth
Rockefeller Plaza
1 Rock. Plaza
606 Fifth
600 Fifth
609 Fifth
Tower 49
425 Madison
280 Park
Bankers Trust
299 Park
Inter-Continental Hotel
Marriott East Side
Wang Building

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	New York, New York		Cut-off Date Balance(2)	$62,500,000
Property Type	Mixed Use		Cut-off Date Balance per SF(1)	$1,602.83
Size (SF)	340,024		Percentage of Initial Pool Balance	8.1%
Total Occupancy as of 1/31/2020	76.5%		Number of Related Mortgage Loans	None
Owned Occupancy as of 1/31/2020	76.5%		Type of Security	Fee Simple
Year Built / Latest Renovation	1927 / 2013-2019		Mortgage Rate	3.16000%
Appraised Value	$1,000,000,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120

Underwritten Revenues	$74,193,553
Underwritten Expenses	$22,888,769		Escrows(3)
Underwritten Net Operating Income (NOI)	$51,304,783			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$50,675,427		Taxes	$0	$0
Cut-off Date LTV Ratio(1)	54.5%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	54.5%		Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.94x / 2.90x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.4% / 9.3%		Other(4)	$3,048,024	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$545,000,000	90.0%	Loan Payoff	$598,153,683	98.8%
Principal’s New Cash Contribution	60,294,721	10.0	Origination Costs	4,093,014	0.7
			Reserves	3,048,024	0.5

Total Sources	$605,294,721	100.0%	Total Uses	$605,294,721	100.0%

(1)	Calculated based on the aggregate outstanding balance of the 711 Fifth Avenue Whole Loan.

(2)	The Cut-off Date Balance of $62,500,000 represents the controlling note A-1-1 and non-controlling note A-1-10, which are part of the 711 Fifth Avenue Whole Loan consisting of 21 senior pari passu promissory notes with an aggregate original principal balance of $545,000,000.

(3)	See “—Escrows” below.

(4)	Other reserves represent an unfunded obligations reserve ($1,048,024) and a temporary certificate of occupancy ($2,000,000). The 711 Fifth Avenue Borrower obtained a new temporary certificate of occupancy in April 2020, and disbursement of the $2,000,000 to the 711 Fifth Avenue Borrower is in process.

■	The Mortgage Loan. The 711 Fifth Avenue mortgage loan (the “711 Fifth Avenue Loan”) is part of a whole loan with an aggregate original and outstanding principal balance as of the Cut-off Date of $545,000,000 (the “711 Fifth Avenue Whole Loan”), which is secured by a first mortgage encumbering the borrower’s fee simple interest in a 340,024 SF office and retail building located in New York, New York (the “711 Fifth Avenue Property”). The 711 Fifth Avenue Whole Loan is comprised of 21 pari passu promissory notes, two of which (controlling note A-1-1 and non-controlling note A-1-10), having an aggregate original and outstanding principal balance as of the Cut-off Date of $62,500,000, are being contributed to the GSMS 2020-GC47 transaction and constitute the 711 Fifth Avenue Loan.

The 711 Fifth Avenue Whole Loan was co-originated by Goldman Sachs Bank USA (“GSBI”) and Bank of America, N.A. (“BANA”) on March 6, 2020. The 711 Fifth Avenue Whole Loan has an interest rate of 3.16000% per annum. The borrower utilized the proceeds of the 711 Fifth Avenue Whole Loan and the principal’s cash contribution to refinance existing debt on the 711 Fifth Avenue Property, fund reserves and pay origination costs.

The 711 Fifth Avenue Whole Loan has a 10-year term and will be interest-only for its entire term. The 711 Fifth Avenue Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The scheduled maturity date of the 711 Fifth Avenue Whole Loan is the due date in March 2030. Voluntary prepayment of the 711 Fifth Avenue Whole Loan in whole is prohibited prior to September 6, 2029, provided that the borrower may prepay (with yield maintenance) the 711 Fifth Avenue Whole Loan in part in connection with a DY Cure Event after the 711 Fifth Avenue Lockout Period. At any time after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note to be securitized and (ii) March 6, 2023, (the “711 Fifth Avenue Lockout Period”), the 711 Fifth Avenue Whole Loan permits (a) defeasance in whole with direct, non-callable obligations of the United States of America and (b) solely to cure a debt yield trigger as described below under “Escrows”, partial defeasance or partial prepayment (which prepayment must be accompanied by any applicable yield maintenance).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

The table below summarizes the promissory notes that comprise 711 Fifth Avenue Whole Loan. The relationship between the holders of 711 Fifth Avenue Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1, A-1-10	$62,500,000	$62,500,000	GSMS 2020-GC47	Yes(1)
A-1-2, A-1-3, A-1-4, A-1-5, A-1-6, A-1-7, A-1-8, A-1-9, A-1-11, A-1-12, A-1-13, A-1-14, A-1-15, A-1-16, A-1-17	319,000,000	319,000,000	GSBI(2)	No
A-2-1, A-2-2, A-2-3, A-2-4	163,500,000	163,500,000	BANA(2)	No
Total	$545,000,000	$545,000,000

(1)	The controlling note is note A-1-1.

(2)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The 711 Fifth Avenue Property is an 18-story, 340,024 SF Class A mixed use building with an office component (levels four – 18; 286,226 SF) and a retail component (levels B – three; 53,798 SF) located in Midtown Manhattan on the corner of Fifth Avenue and East 55th Street. The 711 Fifth Avenue Property was originally constructed in 1927 and has undergone various capital improvements from 2013 through mid-2019. Major capital improvements include a sixth floor corridor upgrade, 14th floor roof replacement, main roof replacement, fourth and ninth floor renovations, and elevator modernization. Based on the underwritten rent roll dated January 31, 2020, the 711 Fifth Avenue Property is currently 76.5% leased (based on net rentable area (“NRA”)), to a diverse tenant roster including banking (SunTrust Banks), fashion (Ralph Lauren Retail Inc. (“Ralph Lauren”) and The Swatch Group Ltd. (“The Swatch Group”)), and luxury goods (Loro Piana USA), as well as finance (Allen & Company).

Office (84.2% of NRA; 21.5% of underwritten base rent)

The Class A office space at the 711 Fifth Avenue Property is currently 72.3% occupied by five tenants that collectively contribute 21.5% of underwritten base rent (inclusive of storage rent derived from office tenants). 84,516 SF of the office space (29.5% of Class A office NRA) at the 711 Fifth Avenue Property is leased to an investment grade-rated office tenant (SunTrust Banks).

The largest office tenant at the 711 Fifth Avenue Property, SunTrust Banks, occupies 24.9% of the 711 Fifth Avenue Property’s NRA and accounts for 8.9% of underwritten base rent. The tenant has occupied space in the 711 Fifth Avenue Property since 2004 and has expanded several times. The bank's primary businesses include deposits, lending, credit cards, and trust and investment services. Through its various subsidiaries, the bank provides corporate and investment banking, capital market services, mortgage banking, and wealth management.

The second largest office tenant at the 711 Fifth Avenue Property, Allen & Company, occupies 20.9% of the 711 Fifth Avenue Property’s NRA and accounts for 7.4% of underwritten base rent. The tenant has occupied space in the 711 Fifth Avenue Property since 1985 and has expanded several times. The 711 Fifth Avenue Property serves as Allen & Company LLC’s headquarters. Allen & Company LLC is a privately held boutique investment bank, which specializes in real estate, technology, media and entertainment.

The third largest office tenant at the 711 Fifth Avenue Property, Loro Piana USA, occupies 7.2% of the 711 Fifth Avenue Property’s NRA and accounts for 2.6% of underwritten base rent. The tenant has occupied space in the 711 Fifth Avenue Property since 2005. Loro Piana USA is an Italian fabrics and clothing company specializing in high-end, luxury cashmere and wool products.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

Retail (15.8% of NRA; 78.5% of underwritten base rent)

The 53,798 SF of multi-level retail space at the 711 Fifth Avenue Property is currently anchored by Ralph Lauren (which has been dark but paying rent since April 2017) and The Swatch Group that collectively contribute 78.5% of underwritten base rent (inclusive of storage/restaurant rent derived from retail tenants). Ralph Lauren is a wholly owned subsidiary of Ralph Lauren Corporation. Ralph Lauren, the largest retail tenant by underwritten base rent, leases 11.4% of NRA and accounts for 41.1% of underwritten base rent. The 711 Fifth Avenue Property served as Ralph Lauren’s former flagship; however, its space is now dark and available for sublease. Ralph Lauren continues to operate the Polo Bar (7,436 SF of the total Ralph Lauren 38,638 SF) at this location.

The Swatch Group is the second largest retail tenant at the 711 Fifth Avenue Property. The Swatch Group occupies 4.2% of the 711 Fifth Avenue Property’s NRA and accounts for 37.3% of underwritten base rent. The Swatch Group has occupied space in the 711 Fifth Avenue Property since 2011, and brands that are currently represented at the 711 Fifth Avenue Property include Omega and Jaquet Droz. The Swatch Group engages in the design, manufacture, and sale of finished watches, jewelry as well as watch movements and components. It operates through two segments including, watches and jewelry, and electronic systems. The watches and jewelry segment designs, produces, and markets watches and jewelry. The electronic systems segment develops, manufactures, and sells electronic components and sports timing activities.

As of April 27, 2020, the 711 Fifth Avenue Property is open, however, all retail tenants are closed and most, if not all, office tenants are working remotely. The April debt service payment has been made. Approximately 86% of the tenants by count have paid rent for April, representing approximately 71% of the square footage and 63% of underwritten base rent. One retail tenant, representing approximately 37% of the underwritten base rent, is in discussions with the borrower sponsor regarding rent relief which is expected to be a lease amendment that provides for a 50% rent abatement for April, May and June 2020, which abated rent is to be repaid as follows: 50% of the abated total amount to be repaid by the end of 2020 and the remaining 50% to be repaid by the end of March 2021. No lease amendment has yet been finalized and terms are subject to change with the approval of the lender. As of April 27, 2020, the 711 Fifth Avenue Whole Loan is not subject to any modification or forbearance request.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 711 Fifth Avenue Property:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Ralph Lauren(4)	NR/A2/A-	38,638	11.4%	$27,523,994	41.1%	$712.36	6/30/2029	2, 5-year options
The Swatch Group	NR/NR/NR	14,274	4.2	24,976,738	37.3	$1,749.81	12/31/2029	None
SunTrust Banks	A+/A3/NR	84,516	24.9	5,923,390	8.9	$70.09	4/30/2024	1, 5-year option
Allen & Company	NR/NR/NR	70,972	20.9	4,948,540	7.4	$69.73	9/30/2033	1, 5-year option
Loro Piana USA	NR/NR/NR	24,388	7.2	1,740,900	2.6	$71.38	8/31/2025	1, 5-year option
Sandler Capital	NR/NR/NR	17,200	5.1	1,378,924	2.1	$80.17	6/30/2027	None
Catalyst Investors	NR/NR/NR	6,034	1.8	404,278	0.6	$67.00	11/30/2023	None
Seven Largest Owned Tenants		256,022	75.3%	$66,896,764	100.0%	$261.29
Remaining Owned Tenants(5)		3,935	1.2	0	0.0	$0.00
Vacant Spaces (Owned Space)		80,067	23.5	0	0.0	$0.00
Totals / Wtd. Avg. All Owned Tenants		340,024	100.0%	$66,896,764	100.0%	$261.29

(1)	Calculated based on the approximate square footage occupied by each owned tenant.

(2)	Certain ratings are those of the parent entity whether or not the parent entity guarantees the lease.

(3)	UW Base Rent, UW Base Rent $ per SF and % of Total UW Base Rent are based on the underwritten rent roll dated January 31, 2020.

(4)	Currently, the Ralph Lauren spaces totaling 38,638 SF are now dark and available for sublease. The tenant continues to operate the Polo Bar space of 7,436 SF at the 711 Fifth Avenue Property.

(5)	Includes non-revenue spaces of 2,330 SF attributable to the property management office, 1,042 SF attributable to the building security office and 563 SF attributable to the porter locker room.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

The following table presents certain information relating to the lease rollover schedule at the 711 Fifth Avenue Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	6,034	1.8	1.8%	404,278	0.6	$67.00	1
2024	84,516	24.9	26.6%	5,923,390	8.9	$70.09	6
2025	24,388	7.2	33.8%	1,740,900	2.6	$71.38	2
2026	0	0.0	33.8%	0	0.0	$0.00	0
2027	17,200	5.1	38.9%	1,378,924	2.1	$80.17	1
2028	0	0.0	38.9%	0	0.0	$0.00	0
2029	52,912	15.6	54.4%	52,500,732	78.5	$992.23	12
2030	0	0.0	54.4%	0	0.0	$0.00	0
2031 & Thereafter(4)	74,907	22.0	76.5%	4,948,540	7.4	$66.06	8
Vacant	80,067	23.5	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	340,024	100.0%		$66,896,764	100.0%	$261.29	30

(1)	Calculated based on the approximate square footage occupied by each owned tenant.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are based on the underwritten rent roll dated January 31, 2020.

(4)	Includes non-revenue spaces of 2,330 SF attributable to the property management office, 1,042 SF attributable to the building security office and 563 SF attributable to the porter locker room.

The following table presents certain information relating to historical occupancy at the 711 Fifth Avenue Property:

Historical Leased %(1)

2016	2017	2018	As of 1/31/2020
79.9%	73.7%	67.4%	76.5%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 711 Fifth Avenue Property:

Cash Flow Analysis(1)

	2016	2017	2018	2019	Underwritten	Underwritten $ per SF
Base Rent	$50,709,002	$59,133,963	$58,947,171	$64,979,130	$66,896,764	$196.74
Contractual Rent Steps(2)	0	0	0	0	1,962,475	5.77
Vacant Income	0	0	0	0	7,680,090	22.59
Reimbursements	1,826,845	3,069,898	3,727,298	4,194,777	4,962,830	14.60
Vacancy & Credit Loss(3)	0	0	0	0	(7,680,090)	(22.59)
Other Income	307,215	519,693	364,227	389,683	371,484	1.09
Effective Gross Income	$52,843,062	$62,723,555	$63,038,695	$69,563,590	$74,193,553	$218.20
Total Operating Expenses	14,954,656	17,358,037	18,950,129	20,967,241	22,888,769	67.32
Net Operating Income	$37,888,406	$45,365,518	$44,088,566	$48,596,349	$51,304,783	$150.89
TI/LC	0	0	0	0	544,350	1.60
Capital Expenditures	0	0	0	0	85,006	0.25
Net Cash Flow	$37,888,406	$45,365,518	$44,088,566	$48,596,349	$50,675,427	$149.03

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps include $1,962,475 underwritten for various tenants through January 31, 2021.

(3)	Underwritten Vacancy & Credit Loss represents an underwritten economic vacancy of 9.4%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

■	Appraisal. According to the appraisal, the 711 Fifth Avenue Property had an “as-is” appraised value of $1,000,000,000 as of January 23, 2020.

Appraisal Approach	As-Is Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$1,000,000,000	NAP	5.00%
Income Capitalization Approach	$992,997,762	6.25%	4.75%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report dated February 3, 2020, there are no recognized environmental conditions or recommendations for further action at the 711 Fifth Avenue Property.

■	Market Overview and Competition. According to the appraisal, the 711 Fifth Avenue Property is located in the Midtown and the Upper Fifth Avenue retail submarket. The Plaza District office submarket is bounded by 65th Street to the north, the East River to the east, 47th Street to the south, and Avenue of the Americas to the west. The Plaza District is proximate to Central Park and has access to shopping along Fifth and Madison Avenues. The Plaza District office submarket is home to numerous national and multinational corporations and is dominated by financial (with hedge funds clustered along Madison Avenue) and legal tenants, with some media and fashion firms. According to the appraisal, as of the fourth quarter of 2019, the Plaza District office submarket has an inventory of 26.7 million SF with a vacancy rate of 8.7% and an average asking rent of $114.07 PSF. The Upper Fifth Avenue retail submarket is located between 42nd and 57th Streets, and this portion of Fifth Avenue is the most expensive area for retail space rents in Manhattan. The Upper Fifth Avenue retail submarket has historically drawn international travelers and occupants of nearby luxury hotels and condos. According to the appraisal, as of the fourth quarter of 2019, the Upper Fifth Avenue retail submarket has an average asking rent of $1,775.00 PSF, with an availability rate of 24.3%.

The following table presents certain information relating to the primary competition for the 711 Fifth Avenue Property:

Comparable Office Leases(1)

Property Name / Location	Year Built	Stories	Tenant Name	Tenant Leased Space (SF)	Lease Date	Lease Term (Years)	Base Rent PSF
711 Fifth Avenue(2) New York, NY	1927	18	SunTrust Banks	22,832	Mar-16	8.2	$75.50
623 Fifth Avenue New York, NY	1989	36	NWI Management	8,400	Nov-19	3.3	$80.00
510 Madison Avenue New York, NY	2009/2012	30	Castlelake, L.P.	6,903	Nov-19	7.3	$124.00
745 Fifth Avenue New York, NY	1929/1989	35	Fremont Macanta	7,067	Jun-19	6.8	$103.00
640 Fifth Avenue New York, NY	1940/2003	31	Hamlin Capital Management	23,616	Mar-19	10.0	$75.17
640 Fifth Avenue New York, NY	1940/2003	31	Avolon Aerospace	10,295	Jan-19	10.0	$92.99
645 Madison Avenue New York, NY	1971/2005	22	Rothman Orthopaedic Institute	21,461	Jan-19	10.9	$88.00
725 Fifth Avenue New York, NY	1983	58	S.S. Steiner, Inc.	6,875	Jan-19	7.5	$82.00
510 Madison Avenue New York, NY	2009/2012	30	Christian Dior, Inc. and Christian Dior Perfumes,LLC	70,055	Jan-19	5.0	$74.50
712 Fifth Avenue New York, NY	1990	52	Wargo & Co.	2,074	Oct-18	7.7	$105.00
725 Fifth Avenue New York, NY	1983	58	Marc Fisher	9,924	Jul-18	10.0	$89.00
640 Fifth Avenue New York, NY	1940/2003	31	Klein Group	9,458	Jul-18	10.0	$92.00
535 Madison Avenue New York, NY	1982	37	Walker & Dunlop, LLC	5,450	Jul-18	3.0	$80.00
535 Madison Avenue New York, NY	1982	37	Melvin Capital	14,765	May-18	10.6	$104.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll as of January 31, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

Comparable Retail Leases(1)

Property Name / Location	Tenant Name	Tenant Leased Space (SF)	Lease Date	Lease Term (years)	Base Rent PSF
711 Fifth Avenue(2) New York, NY	The Swatch Group	14,274	May-11	18.7	$1,749.81
767 Fifth Avenue New York, NY	Christian Dior	11,847	Apr-19	4.0	$666.84
730 Fifth Avenue New York, NY	Mikimoto	4,505	Feb-19	10.0	$1,109.88
760 Madison Avenue New York, NY	Giorgio Armani	19,780	Jan-19	15.0	$1,066.23
706 Madison Avenue New York, NY	Hermès	47,000	Jan-19	10.0	$329.79
609 Fifth Avenue New York, NY	Puma	23,917	Feb-18	16.0	$372.12
650 Fifth Avenue New York, NY	Nike	69,214	Mar-17	15.5	$479.53
640 Fifth Avenue New York, NY	Dyson	3,097	Mar-17	10.0	$2,660.64
640 Fifth Avenue New York, NY	Victoria's Secret	63,779	Apr-16	16.0	$516.90
645 Fifth Avenue New York, NY	Longchamp	2,000	Feb-16	10.0	$2,850.00
767 Fifth Avenue New York, NY	Under Armour	53,500	Feb-16	15.0	$560.75
685 Fifth Avenue New York, NY	Stuart Weitzman	3,481	Feb-16	15.0	$1,436.37
685 Fifth Avenue New York, NY	Coach	24,541	Jan-16	15.0	$814.96

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll as of January 31, 2020.

■	The Borrower. The borrower is 711 Fifth Ave Principal Owner LLC, a Delaware limited liability company (the “711 Fifth Avenue Borrower”). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 711 Fifth Avenue Whole Loan. There is no nonrecourse carve-out guarantor or separate environmental indemnitor with respect to the 711 Fifth Avenue Whole Loan.

As of the 711 Fifth Avenue Whole Loan origination date, the borrower sponsors are one or more of (a) Bayerische Versorgungskammer (“BVK”), (b) Deutsche Finance America LLC and/or DF Deutsche Finance Holding AG (together, “DFA”) and/or (c) Hessen Lawyers Pension Fund. These entities collectively have acquired five other assets located in major cities. BVK, a public-law pension group in Germany, managed 12 independent professional and municipal pension funds with a total of 2.3 million policyholders and pension recipients, €4.8 billion in annual contributions and reimbursement income, and approximately €3.4 billion in annual pension payments as of December 31, 2018. BVK managed a total investment volume of €77 billion by book value as of December 31, 2018. DFA, the American private equity arm of Deutsche Finance Group, was established in 2018 and has acquired 11 properties with a total capitalization of over $3.1 billion as of April 21, 2020. Hessen Lawyers Pension Fund is the pension fund for the German state of Hessen, with approximately €4.12 billion assets under management as of February 29, 2020.

■	Escrows. At origination, the 711 Fifth Avenue Borrower funded (a) approximately $1,048,024 for outstanding free rent (including any rent credits) and (b) $2,000,000 for estimated costs in connection with obtaining a new temporary or permanent certificate of occupancy to replace the temporary certificate of occupancy that expired in November 2019. The 711 Fifth Avenue Borrower obtained a temporary certificate of occupancy that was effective as of March 24, 2020. On each due date during the continuance of a 711 Fifth Avenue Trigger Period, the 711 Fifth Avenue Borrower will be required to fund (i) a tax and insurance reserve in an amount equal to 1/12 of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; provided that reserves for insurance premiums will be waived if the 711 Fifth Avenue Property is covered by an acceptable blanket insurance policy; (ii) a capital expenditure reserve in an amount equal to approximately $7,084 capped at an amount equal to the lender’s good faith estimate of capital expenses to be performed during the next two years; (iii) a tenant improvements and leasing commissions reserve in an amount equal to $42,503 capped at an amount equal to the greater of (x) the lender’s good faith estimate of all leasing commissions and tenant

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

improvements to be performed during the next two years and (y) the aggregate amount of all outstanding leasing commissions and tenant improvements under leases then in effect.

Additionally, during the continuance of a Tenant Rollover Sweep, all excess cash (and any other amounts sufficient to result in a reserve amount for such month of at least $2,500,000) after payment of applicable debt service, budgeted operating expenses and other required reserves are required to be reserved in a tenant rollover reserve, or to avoid such sweep, 711 Fifth Avenue Borrower may deposit with Lender an amount equal to the greater of (x) $7,500,000 and (y) all excess cash flow estimated by lender in its good faith that would have been deposited in such reserve account for the three-month period following the deposit of such funds (the “Tenant Rollover Sweep Equity Amount”). Additionally, during the continuance of a Downgraded Tenant Sweep (if no deposits are required to be deposited into the tenant rollover reserve), all excess cash (capped at 18 months’ worth of rent payments by the downgraded tenant (as such amount may be reduced per the 711 Fifth Avenue Whole Loan documents) after payment of applicable debt service, budgeted operating expenses and other required reserves is required to be reserved in a tenant downgrade reserve.

A “Downgraded Tenant Sweep” will be continuing upon any tenant under a Major Lease (or with regard to Ralph Lauren, its highest rated parent entity, as applicable) that is rated investment grade is downgraded below investment grade (as determined by S&P or Moody’s), until (a) the downgraded tenant is once more rated investment grade (as determined by S&P or Moody’s), (b) such space is relet in accordance with the 711 Fifth Avenue Whole Loan documents, or (c) an amount sufficient to pay unabated rent for 18 consecutive months then due under the applicable downgraded tenant’s lease (subject to reduction in accordance with the 711 Fifth Avenue Whole Loan documents) has been deposited in the downgraded tenant reserve (the occurrence of (a), (b) or (c) above, a “Downgraded Tenant Sweep Cure”).

A “Major Lease” means any of the leases with Ralph Lauren, The Swatch Group and any lease that when aggregated with all other leases at the 711 Fifth Avenue Property with the same or an affiliated tenant (assuming the exercise of all expansion rights and all preferential rights to lease additional space), is expected to demise more than 30% of the rentable square footage or account for 20% or more of the total rental income. Additionally, any lease with any purchase option, with a 711 Fifth Avenue Borrower affiliate or entered into during an event of default will also be considered a Major Lease.

A “Tenant Rollover Sweep” will exist if any tenant under a Major Lease (i) terminates their lease, (ii) goes “dark” (other than (a) Ralph Lauren if it has an investment grade rating or (b) is guaranteed by an entity rated investment grade (as determined by S&P or Moody’s)), (iii) vacates or provides indication of their intent to vacate all or any portion of their leased space or (iv) fails to provide written notice of their intent to renew such lease on the date that is 36 months prior to its then current lease expiration date.

A “Tenant Rollover Sweep Cure” means, as applicable, (a) a tenant under a Major Lease renews its lease or enters into a new lease on substantially the same terms and conditions, is no longer “dark” or moves back into its space or revokes any prior notice of intent to vacate or (b) such space is relet in accordance with the terms of the 711 Fifth Avenue Whole Loan documents.

■	Lockbox and Cash Management. The 711 Fifth Avenue Whole Loan is structured with a hard lockbox and springing cash management. The 711 Fifth Avenue Borrower is required to direct all existing and future tenants of the 711 Fifth Avenue Property to directly deposit all rents into a clearing account controlled by the lender. Provided no 711 Fifth Avenue Trigger Period exists, the funds in the clearing account are required to be swept on a daily basis into a borrower operating account. During the continuance of a 711 Fifth Avenue Trigger Period (or an event of default at the lender’s election), the funds in the clearing account are required to be swept on a daily basis into a cash management account controlled by the lender and all amounts on deposit in the cash management account after payment of the monthly debt service, required reserves and budgeted operating expenses are required to be held as additional security for the 711 Fifth Avenue Whole Loan during the continuance of such 711 Fifth Avenue Trigger Period, except that if there exists no event of default and the only 711 Fifth Avenue Trigger Period then in existence is a Tenant Rollover Sweep and the applicable Tenant Rollover Sweep Equity Amount was deposited with the lender as required under the 711 Fifth Avenue Whole Loan documents, then all excess cash flow that would have been reserved is required to be released to the 711 Fifth Avenue Borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

A “711 Fifth Avenue Trigger Period” means each period that commences upon the first to occur of: (a) debt yield, determined as of the first day of any fiscal quarter, is less than 7.0%, until the occurrence of a DY Cure Event (and if financial reports are not delivered to the lender as and when required under the 711 Fifth Avenue Whole Loan documents, a 711 Fifth Avenue Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no 711 Fifth Avenue Trigger Period is ongoing); (b) there exists an event of default under any mezzanine loan until cured; (c) any major tenant leasing space that is rated investment grade is downgraded below investment grade (as determined by S&P or Moody’s), until the occurrence of a Downgraded Tenant Sweep Cure, and (d) any major tenant that (i) terminates its lease, (ii) “goes dark”, unless such applicable lease is and continues to be guaranteed by an entity rated investment grade (as determined by S&P or Moody’s), (iii) vacates or provides indication of its intent to vacate all of its leased space (or any portion thereof), or (iv) fails to provide written notice to the 711 Fifth Avenue Borrower of its intent to renew its applicable lease 36 months prior to its then current lease expiration date, until the occurrence of a Tenant Rollover Sweep Cure.

A “DY Cure Event” means (a) no event of default is continuing and (b) the achievement of a debt yield, determined as of the first day of each of two consecutive fiscal quarters thereafter, equal to or greater than 7.0% (which (i) after the 711 Fifth Avenue Lockout Period, debt yield test may be satisfied, at the 711 Fifth Avenue Borrower’s sole discretion, by either (x) making voluntary prepayments or (y) effectuating a partial defeasance, in amounts necessary to achieve the required debt yield or (ii) the debt yield test may be satisfied, at the 711 Fifth Avenue Borrower’s sole discretion, by depositing in a reserve account, as additional collateral, cash or a letter of credit in an amount that when subtracted from the principal indebtedness for purposes of calculating debt yield would result in a debt yield that equals or exceeds 7.0% (provided that the aggregate notional amount of all outstanding letters of credit delivered may at no time exceed 10.0% of the principal indebtedness).

Additionally, provided no event of default under the 711 Fifth Avenue Whole Loan is continuing, the 711 Fifth Avenue Borrower has the right at any time from and after the expiration of the 711 Fifth Avenue Lockout Period (a) solely to effect a DY Cure Event to partially defease (with no corresponding release of collateral) and (b) to totally defease, the 711 Fifth Avenue Whole Loan in the amount necessary to either cause the achievement of a DY Cure Event as determined by the lender in its reasonable discretion or defease the 711 Fifth Avenue Whole Loan in whole, subject to the satisfaction of certain conditions, including, among others, delivery of defeasance collateral in an amount sufficient to make all payments of interest and principal due under the defeased note until the first due date in the prepayment period, a REMIC opinion and a Rating Agency Confirmation.

■	Property Management. The 711 Fifth Avenue Property is currently managed by SHVO Property Management LLC (an affiliate of the borrower sponsors) (“SHVO”), pursuant to a management agreement and sub-managed by Jones Lang LaSalle Americas, Inc. (“JLL”) pursuant to a sub-management agreement. Under the 711 Fifth Avenue Whole Loan documents, the 711 Fifth Avenue Property is required to be managed by SHVO and sub-managed by JLL, respectively, or any other management or sub-management company, as applicable, approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the 711 Fifth Avenue Borrower to replace, each of the property manager and the sub-property manager with a property manager or sub-property manager, as applicable, selected by the 711 Fifth Avenue Borrower (or selected by the lender in the event of an event of default under the 711 Fifth Avenue Whole Loan documents) (i) during the continuance of an event of default under the 711 Fifth Avenue Whole Loan documents, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement or the sub-property manager under the sub-management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager or sub-property manager, as applicable, files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for, respectively, the property manager’s or the sub-property manager’s assets or the property.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. A 100% direct or indirect owner of the 711 Fifth Avenue Borrower or any existing mezzanine borrower is permitted one time during the term of the 711 Fifth Avenue Whole Loan to obtain a mezzanine loan from a lender meeting certain requirements under the 711 Fifth Avenue Whole Loan documents secured by a pledge of the equity interests in the 711 Fifth Avenue Borrower,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

711 fifth avenue

provided that, among other conditions: (a) the mezzanine loan is in an amount not to exceed the lesser of (i) $35,000,000 and (ii) an amount that, when added to the 711 Fifth Avenue Whole Loan will result in (A) a combined loan to “as-is” appraised value ratio of the 711 Fifth Avenue Property of no more than 54.5%, (B) a combined debt service coverage ratio (based on the 711 Fifth Avenue Whole Loan and the proposed mezzanine loan) of greater than 2.80x and (C) the combined debt yield being equal to or greater than 8.98%; (b) the mezzanine loan is secured by an equity pledge encumbering direct and indirect ownership interests in the 711 Fifth Avenue Borrower (and not any collateral securing the 711 Fifth Avenue Whole Loan); (c) the mezzanine loan will be coterminous with the 711 Fifth Avenue Whole Loan; and (d) the mezzanine lender (i) is not an affiliate of the 711 Fifth Avenue Borrower and (ii) enters into an intercreditor agreement with the lender satisfactory in all respects to the lender in its reasonable discretion and any applicable rating agency. Additionally, such financing will be subject to receipt by the lender of Rating Agency Confirmations from the applicable rating agencies.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 711 Fifth Avenue Borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the 711 Fifth Avenue Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the 711 Fifth Avenue Borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the 711 Fifth Avenue Property and business interruption/rental loss insurance required under the related loan documents, and such insurance is required to contain a deductible that is no greater than $50,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

saban self storage portfolio

StorQuest
SELF STORAGE
$1 FIRST MONTH'S RENT
10815
10855

StorQuest
SELF STORAGE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

saban self storage portfolio

Seattle
Spokane
WA
Olympia
Great Falls
Helena
MT
Billings
Vancouver
Portland
Salem
Boise
ID
OR
Minot
ND
Bismarck
Fargo
MN
Minneapolis
Pierre
WI
Toronto
Buffalo
Sioux Falls
SD
Milwaukee
WY
Casper
Detroit
Chicago
MI
IA
NE
Omaha
Des Moines
Cleveland
PA
Cheyenne
Pittsburgh
Eureka
Elko
Salt Lake City
IL
IN
OH
Denver
Indianapolis
Cincinnati
UT
NV
Kansas City
Topeka
St. Louis
Sacramento
CO
Colorado Springs
KS
MO
Louisville
Charleston
WV
San Francisco
KY
VA
Fresno
Las Vegas
Tulsa
Nashville
TN
Knoxville
Raleigh
NC
CA
Santa Fe
OK
Flagstaff
Albuquerque
Amarillo
Oklahoma City
Memphis
Charlotte
Los Angeles
AZ
NM
AR
SC
Columbia
Bernardino
Atlanta
Phoenix
MS
GA
AL
San Diego
Mexicali
Tucson
Dallas
Shreveport
Jackson
Montgomery
Savannah
El Paso
LA
Austin
Baton Rouge
Tallahassee
Jacksonville
San Antonio
Houston
New Orleans
Gulf of Mexico
FL
Orlando
Corpus Christi
Tampa
Miami
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Saban Self Storage Portfolio

	PROPERTY NAME	ADDRESS	CITY, STATE	ZIP CODE
1	StorQuest-Sarasota/Clark	4625 Clark Road	Sarasota, FL	34233
2	StorQuest-Claremont/Baseline	454 West Baseline Road	Claremont, CA	91711
3	StorQuest-Fort Worth/Normandale	9250 North Normandale Street	Fort Worth, TX	76116
4	StorQuest-Dallas/Shady Trail	10317 Shady Trail	Dallas, TX	75220
5	StorQuest-Dallas/Denton	10333 Denton Drive	Dallas, TX	75220
6	StorQuest-El Paso/Montwood	10966 Montwood Drive	El Paso, TX	79935
7	StorQuest-Friendswood/W Bay Area	2300 West Bay Area Boulevard	Friendswood, TX	77546
8	StorQuest-Loma Linda/Mountain View	11105 Mountain View Avenue	Loma Linda, CA	92354
9	StorQuest-Reno/Double R	10815 Double R Boulevard	Reno, NV	89521
10	StorQuest-Stockton/March	1840 East March Lane	Stockton, CA	95210
11	StorQuest-Louisville/Lock	1200 Lock Street	Louisville, CO	80027
12	StorQuest-Manitou Springs/Higginbotham	125 Higginbotham Road	Manitou Springs, CO	80829
13	StorQuest-Bradenton/Manatee	2830 Manatee Avenue East	Bradenton, FL	34208

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

saban self storage portfolio

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	13	Loan Seller		GSMC
Location (City/State)	Various	Cut-off Date Principal Balance		$60,000,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$74.26
Size (SF)	808,002	Percentage of Initial Pool Balance		7.8%
Total Occupancy as of 3/9/2020(1)	86.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/9/2020(1)	86.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979 – 2010 / NAP	Mortgage Rate		3.22000%
Appraised Value(2)	$116,720,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$10,315,617
Underwritten Expenses	$4,068,779	Escrows(3)
Underwritten Net Operating Income (NOI)	$6,246,837		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,109,477	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	51.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	51.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	3.19x / 3.12x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.4% / 10.2%	Other(4)	$156,903	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$60,000,000	100.0%	Loan Payoff	$45,084,933	75.1%
			Principal Equity Distribution	13,606,605	22.7
			Origination Costs	1,151,559	1.9
			Reserves	156,903	0.3

Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy are based on the 6,741 units, not square footage of the properties.
(2)	The Saban Self Storage Portfolio Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 9.8% portfolio premium, of $116,720,000. The aggregate “as-is” value of the Saban Self Storage Portfolio Properties without the portfolio premium is $106,280,000, with an “as-is” LTV ratio of 56.5%.
(3)	See “—Escrows” below.
(4)	Other Upfront reserves include a deferred maintenance reserve of $156,903.

■	The Mortgage Loan. The Saban Self Storage Portfolio mortgage loan (the “Saban Self Storage Portfolio Loan”) is a fixed rate loan secured by first mortgages and deeds of trust encumbering the borrowers’ fee simple interests in 13 self storage properties located in Texas, California, Florida, Colorado and Nevada (the “Saban Self Storage Portfolio Properties”). The Saban Self Storage Portfolio Loan is evidenced by a promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $60,000,000, representing approximately 7.8% of the Initial Pool Balance.

The Saban Self Storage Portfolio Loan was originated by Goldman Sachs Bank USA (“GSBI”) on March 13, 2020. The Saban Self Storage Portfolio Loan has a 10-year interest-only term and accrues interest at a fixed rate of 3.22000% per annum. The Saban Self Storage Portfolio Loan proceeds were used to refinance existing debt of approximately $45.1 million, fund upfront reserves, pay origination costs and return equity to the borrower sponsor.

The Saban Self Storage Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date of the Saban Self Storage Portfolio Loan is the due date in April 2030. At any time after the second anniversary of the closing date, the Saban Self Storage Portfolio Loan may be prepaid in whole, or as described below under “Release of Collateral” in part, with payment of a yield maintenance charge. Voluntary prepayment of the Saban Self Storage Portfolio Loan without payment of any yield maintenance charge is permitted on or after the due date occurring in October 2029.

■	The Mortgaged Properties. The Saban Self Storage Portfolio is comprised of 13 self storage facilities, comprising 808,002 SF and 6,741 units located in Texas, California, Florida, Colorado and Nevada. The Saban Self Storage Portfolio has a physical occupancy of 86.8% as of March 9, 2020. The properties range in product type, with both climate and non-climate controlled facilities, including units with drive up access and wine storage units.

As of April 29, 2020, all of the Saban Self Storage Portfolio Properties are open and operating with normal business hours. The April debt service payment has been made. Given the timing of collection and reporting, an accurate estimate of the percentage of tenants who have not paid is not available. Account receivables have increased, however, the increase represents less than 4% of underwritten base rent. As of April 29, 2020, the Saban Self Storage Portfolio Loan is not subject to any modification or forbearance request.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

saban self storage portfolio

The following table presents certain information relating to the Saban Self Storage Portfolio Properties:

Property Name	Location	Allocated Loan Amount	% of Allocated Loan Amount	Total SF	Total Units	Year Built	As-Is Appraised Value(1)	UW NCF(2)
StorQuest-Reno/Double R	Reno, NV	$12,400,000	20.7%	98,815	796	2005	$22,330,000	$1,150,832
StorQuest-Sarasota/Clark	Sarasota, FL	7,600,000	12.7	79,355	673	2003	13,500,000	769,106
StorQuest-Claremont/Baseline	Claremont, CA	7,000,000	11.7	60,651	699	1992	12,160,000	690,529
StorQuest-Stockton/March	Stockton, CA	6,800,000	11.3	75,227	709	2007	12,080,000	691,894
StorQuest-Bradenton/Manatee	Bradenton, FL	4,300,000	7.2	65,774	549	2003	7,530,000	425,141
StorQuest-Friendswood/W Bay Area	Friendswood, TX	4,200,000	7.0	97,147	763	1999	7,270,000	521,317
StorQuest-Louisville/Lock	Louisville, CO	4,000,000	6.7	55,885	517	1996, 1998, 2007, 2010	7,250,000	373,519
StorQuest-Loma Linda/Mountain View	Loma Linda, CA	3,000,000	5.0	38,249	314	1979	5,570,000	298,617
StorQuest-Manitou Springs/Higginbotham	Manitou Springs, CO	2,600,000	4.3	41,770	320	2000	4,500,000	249,140
StorQuest-Dallas/Shady Trail	Dallas, TX	2,200,000	3.7	49,881	331	1998	3,830,000	244,319
StorQuest-Dallas/Denton	Dallas, TX	2,200,000	3.7	49,378	274	1984	3,670,000	285,327
StorQuest-El Paso/Montwood	El Paso, TX	2,000,000	3.3	51,200	406	1982	3,370,000	251,837
StorQuest-Fort Worth/Normandale	Fort Worth, TX	1,700,000	2.8	44,670	390	1985	3,220,000	157,900
Total		$60,000,000	100.0%	808,002	6,741		$116,720,000	$6,109,477

(1)	The Saban Self Storage Portfolio Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 9.8% portfolio premium, of $116,720,000. The aggregate “as-is” value of the Saban Self Storage Portfolio Properties without the portfolio premium is $106,280,000, with an “as-is” LTV ratio of 56.5%.

(2)	Based on the in-place rent roll as of March 9, 2020.

The following table presents the breakdown of the Saban Self Storage Portfolio Properties by state:

State	Properties	Total SF(1)	% of Total SF	Total Units(1)	% of Total Units	Appraised Value(2)	Allocated Loan Amount	% of ALA
Texas	5	292,276	36.2%	2,164	32.1%	$21,360,000	$12,300,000	20.5%
California	3	174,127	21.6	1,722	25.5	29,810,000	16,800,000	28.0
Florida	2	145,129	18.0	1,222	18.1	21,030,000	11,900,000	19.8
Colorado	2	97,655	12.1	837	12.4	11,750,000	6,600,000	11.0
Nevada	1	98,815	12.2	796	11.8	22,330,000	12,400,000	20.7
Total	13	808,002	100.0%	6,741	100.0%	$116,720,000	$60,000,000	100.0%

(1)	Based on the in-place rent roll as of March 9, 2020.

(2)	The Saban Self Storage Portfolio Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 9.8% portfolio premium, of $116,720,000. The aggregate “as-is” value of the Saban Self Storage Portfolio Properties without the portfolio premium is $106,280,000, with an “as-is” LTV ratio of 56.5%.

The following table presents certain information relating to historical occupancy for the Saban Self Storage Portfolio Properties:

Historical Leased %(1)(2)

2016	2017	2018	2019	As of 3/9/2020
86.4%	89.5%	90.7%	90.1%	86.8%

(1)	As provided by the borrower and reflects average occupancy as of December 31 for the indicated year unless specified otherwise.
(2)	Represents historical physical occupancy based on units. Total SF for each property is available, however SF per unit is not available.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

saban self storage portfolio

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the Saban Self Storage Portfolio Properties:

Cash Flow Analysis(1)

	2016	2017	2018	2019	Underwritten	Underwritten $ per SF
Potential Rental Revenue(2)	$8,176,022	$9,001,469	$9,407,622	$9,370,374	$10,792,638	$13.36
Vacancy Loss	0	0	0	0	(1,130,616)	(1.40)
Credit Loss	0	0	0	(126,788)	(126,788)	(0.16)
Total Rental Revenue Adjustments	0	0	0	(126,788)	(1,257,404)	(1.56)
Effective Rental Revenue	$8,176,022	$9,001,469	$9,407,622	$9,243,586	$9,535,235	$11.80
Other Rental Revenue	0	0	0	146,202	149,136	0.18
Parking Revenue	0	0	0	167,728	167,728	0.21
Miscellaneous Revenue	395,251	478,038	479,053	463,519	463,519	0.57
Total Other Revenue	395,251	478,038	479,053	777,448	780,382	0.97
Effective Gross Revenue	$8,571,273	$9,479,507	$9,886,674	$10,021,034	$10,315,617	$12.77
Real Estate Taxes	900,828	948,342	998,098	1,034,665	1,063,762	1.32
Insurance	177,928	180,759	187,216	211,480	209,746	0.26
Utilities	229,058	237,605	249,521	241,583	241,583	0.30
Repairs & Maintenance	361,374	331,300	282,224	251,686	251,686	0.31
Management Fee	553,644	593,275	613,524	618,363	618,937	0.77
Payroll (Office, Security, Maintenance)	943,485	946,958	922,938	901,842	901,842	1.12
Advertising	287,546	262,486	223,646	231,591	231,591	0.29
Other Expenses	554,542	551,593	539,482	549,632	549,632	0.68
Total Operating Expenses	4,008,405	4,052,319	4,016,648	4,040,841	4,068,779	5.04
Net Operating Income	$4,562,868	$5,427,188	$5,870,026	$5,980,193	$6,246,837	$7.73
Replacement Reserves	0	0	0	0	137,360	0.17
Net Cash Flow	$4,562,868	$5,427,188	$5,870,026	$5,980,193	$6,109,477	$7.56

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Potential Rental Revenue is based on in-place rent roll as March 9, 2020, grossed up $1,130,616 based on market rents.

■

Appraisals. According to the appraisals, the Saban Self Storage Portfolio Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 9.8% portfolio premium, of $116,720,000 as of March 6, 2020. The aggregate “as-is” value of the Saban

Self Storage Portfolio Properties without the portfolio premium is $106,280,000.

■	Environmental Matters. According to the Phase I environmental reports dated between February 26, 2020 and March 2, 2020 on the Saban Self Storage Portfolio Properties, there are no recognized environmental conditions or recommendations for further action at the Saban Self Storage Portfolio Properties, other than the development and implementation of an asbestos operations and maintenance program at the StorQuest-Fort Worth/Normandale, StorQuest-Dallas/Denton and StorQuest-Loma Linda/Mountain View properties and completion of moisture repairs at the StorQuest-Bradenton/Manatee property.

■	Market Overview and Competition. The Saban Self Storage Portfolio consists of 13 Storquest-branded properties in five states (Texas, California, Florida, Colorado and Nevada). According to the appraisals, the following highlights the four largest markets by allocated loan amount:

Reno, Nevada (20.7% of Cut-off Date Allocated Loan Amount): In the fourth quarter of 2019, the Southern Reno submarket had a vacancy of 9.5%. Non-climate controlled 10x10 units had asking rents of $112.00 and climate-controlled 10x10 units had asking rents of $183.00.

Sarasota, Florida (12.7% of Cut-off Date Allocated Loan Amount): In the fourth quarter of 2019, the Sarasota/Near Suburbs submarket had a vacancy of 13.3%. Non-climate controlled 10x10 units had asking rents of $111.71 and climate-controlled 10x10 units had asking rents of $143.62.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

saban self storage portfolio

Claremont, California (11.7% of Cut-off Date Allocated Loan Amount): In the fourth quarter of 2019, the San Gabriel Valley-East submarket had a vacancy of 10.3%. Non-climate controlled 10x10 units had asking rents of $140.70 and climate-controlled 10x10 units had asking rents of $150.36.

Stockton, California (11.3% of Cut-off Date Allocated Loan Amount): In the fourth quarter of 2019, the Stockton submarket had a vacancy of 10.6%. Non-climate controlled 10x10 units had asking rents of $136.00 and climate-controlled 10x10 units had asking rents of $151.00.

The following table presents certain market information relating to the Saban Self Storage Portfolio Properties:

Property Name	Units	Supply (Total Units)(1)	Total Vacancy(1)	Supply Ratio(1)
StorQuest-Reno/Double R	796	NA	NA	11.21
StorQuest-Sarasota/Clark	673	5,924	10.9%	9.09
StorQuest-Claremont/Baseline	699	10,063	7.2%	11.43
StorQuest-Stockton/March	709	NA	NA	4.86
StorQuest-Bradenton/Manatee	549	3,095	9.9%	7.39
StorQuest-Friendswood/W Bay Area	763	8,628	10.7%	19.55
StorQuest-Louisville/Lock	517	3,647	13.3%	8.52
StorQuest-Loma Linda/Mountain View	314	6,111	8.7%	16.87
StorQuest-Manitou Springs/Higginbotham	320	3,915	7.9%	11.72
StorQuest-Dallas/Shady Trail	331	8,981	9.8%	14.24
StorQuest-Dallas/Denton	274	8,907	9.8%	15.03
StorQuest-El Paso/Montwood	406	4,965	7.5%	4.66
StorQuest-Fort Worth/Normandale	390	6,152	10.2%	9.91
Total/Wtd. Avg.	6,741	70,388	9.5%	12.59

(1)	Source: Appraisal

■	The Borrowers. The borrowers are thirteen, “recycled” Delaware limited liability companies and single purpose entities, each with its sole member having two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Saban Self Storage Portfolio Loan. American Storage Partners, LLC, a Delaware limited liability company, is the borrower sponsor. There is no nonrecourse carve-out guarantor or separate environmental indemnitor with respect to the Saban Self Storage Portfolio Loan.

■	Escrows. At loan origination, the borrowers deposited $156,903 for required repairs.

Tax Reserve – During the continuance of a Saban Trigger Period, the borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the annual real estate taxes the lender reasonably estimates will be payable during the ensuing 12-month period.

Insurance Reserve – During the continuance of a Saban Trigger Period, the borrowers are required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12 of insurance premiums, as the lender reasonably estimates will be payable during the ensuing 12-month period, provided that reserves for insurance premiums will be waived if the Saban Self Storage Portfolio Properties are covered by a blanket insurance policy.

Replacement Reserve – During the continuance of a Saban Trigger Period, the borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to $11,447 for replacement reserves (approximately $0.17 PSF annually as described in the Saban Self Storage Portfolio Loan documents), subject to a cap of $412,080 (approximately $0.51 PSF).

A “Saban Trigger Period” will be continuing (i) commencing when the debt service coverage ratio (as calculated under the Saban Self Storage Portfolio Loan documents), determined as of the first day of any fiscal quarter, is less than 1.10x until the debt service coverage ratio as of the first day of each of two consecutive fiscal quarters thereafter, is at least 1.10x, and (ii) commencing upon the borrowers’ failure to deliver quarterly financial reports as and when required under the Saban Self Storage Portfolio Loan documents and concluding when such reports are delivered and indicate that no other Saban Trigger Period is ongoing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

saban self storage portfolio

■	Lockbox and Cash Management. The Saban Self Storage Portfolio Loan is structured with a springing lockbox and springing cash management. During the continuance of a Saban Trigger Period, the borrowers are required to (a) direct each Commercial Tenant (other than certain retail tenants at the StorQuest-Dallas/Denton property and tenants under cell tower leases at the StorQuest-Sarasota/Clark property) at the Saban Self Storage Portfolio Properties to deposit rents directly into a lender-controlled lockbox account and (b) cause all cash revenues relating to the Saban Self Storage Portfolio Properties and all other money received by the borrowers or the property manager with respect to the Saban Self Storage Portfolio Properties (other than tenant security deposits) to be deposited into the lockbox account or a lender-controlled cash management account within three business days of receipt. On each business day during the continuance of a Saban Trigger Period or an event of default under the Saban Self Storage Portfolio Loan, all amounts in the lockbox account are required to be remitted to the cash management account. On each business day that no Saban Trigger Period or event of default under the Saban Self Storage Portfolio Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a Saban Trigger Period or, at the lender’s discretion, during an event of default under the Saban Self Storage Portfolio Loan, all excess funds in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as additional collateral for the Saban Self Storage Portfolio Loan.

A “Commercial Tenant” means each tenant paying rents for a use of any portion of the Saban Self Storage Portfolio Properties other than for storage units.

Provided no event of default under the Saban Self Storage Portfolio Loan documents is continuing, the borrowers have the right to avoid the commencement, or terminate the continuance, of a Saban Trigger Period with respect to the debt service coverage test, by delivering to the lender additional collateral in the form of a letter of credit and/or cash to achieve required debt service coverage ratio, which, on or after the ninth anniversary of the closing of the Saban Self Storage Portfolio Loan, must be equal to at least $1,500,000 (i.e., the approximate amount that would have been swept over a 12-month period based on an amortizing debt service coverage ratio of 1.10x).

■	Property Management. The Saban Self Storage Portfolio Properties are managed by William Warren Properties, Inc., an affiliate of the borrowers, pursuant to a management agreement. Under the Saban Self Storage Portfolio Loan documents, the Saban Self Storage Portfolio Properties are required to be managed by William Warren Properties, Inc., any affiliate of William Warren Properties, Inc. (so long as such entity is not subject to an ongoing bankruptcy proceeding) or a reputable management company (so long as such entity is not subject to an ongoing bankruptcy proceeding) with at least five years’ experience in the management of at least ten properties similar in size, scope, class, use and value as any of the Saban Self Storage Portfolio Properties. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the borrowers (or selected by the lender in the event of an event of default under the Saban Self Storage Portfolio Loan), subject to the lender’s reasonable approval, (i) during the continuance of an event of default under the Saban Self Storage Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy, (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors, or (vi) or if the property manager is adjudicated insolvent.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Provided no event of default under the Saban Self Storage Portfolio Loan is continuing, at any time from and after the second anniversary of the closing date the borrowers have the right to obtain the release of any of the Saban Self Storage Portfolio Properties subject to the satisfaction of certain conditions, including, among others: (i) the sale of such Saban Self Storage Portfolio Property is pursuant to an arm’s-length agreement with an unaffiliated third party; (ii) payment of a release price in an amount equal to no less than 110% of the allocated

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

saban self storage portfolio

loan amount for the applicable Saban Self Storage Portfolio Property together with any accrued and unpaid interest and any applicable prepayment fee; (iii) after giving effect to such release, the debt yield (as calculated under the Saban Self Storage Portfolio Loan documents) for the remaining Saban Self Storage Portfolio Properties is equal to or greater than the greater of (1) 10.14% and (2) the debt yield immediately prior to such release minus 50 basis points and (iv) delivery of a REMIC opinion and a Rating Agency Confirmation.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Saban Self Storage Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a six-month extended period of indemnity following restoration of the applicable property or properties. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the Saban Self Storage Portfolio Properties and business interruption/rental loss insurance required under the related Saban Self Storage Portfolio Loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

FLOOR	SF	TENANT	LEASE EXP.
27	6,871	Ralph Lauren Corporation	12/31/24
26	6,647	Ocean Road Advisors Inc	8/31/27
	4,002	Carson Family Charit. Trust	8/31/27
25	7,456	Lakewood Capital Mgmt LP	12/31/20
	3,218	Navigator Gas US L.L.C.	6/30/22
24	5,406	Caledonia (Private) Invest	12/31/24
23	12,866	BC Partners Inc.	1/31/27
22	5,096	Mid-Atlantic Strategies LLC	12/31/24
	7,770	GMF Capital LLC	12/31/26
21	12,861	Lee Equity Partners LLC	8/31/20
20	12,861	Spring Mountain Capital	9/30/30
19	6,514	BC Partners Inc.	1/31/27
	6,341	WP Global Partners Inc.	8/31/25
18	10,221	Key Square Group LP	3/31/21
	2,667	Key Square Group LP	3/31/21
17	12,866	Willett Advisors LLC	12/31/24
16	12,866	Willett Advisors LLC	12/31/24
15	6,338	Lomas Capital Mgmt LLC	1/31/23
14	12,861	Ralph Lauren Corporation	12/31/24
12	12,861	Ralph Lauren Corporation	12/31/24
11	12,657	Ralph Lauren Corporation	12/31/24
10	28,047	Ralph Lauren Corporation	12/31/24
9	31,221	Ralph Lauren Corporation	12/31/24
8	30,627	Ralph Lauren Corporation	12/31/24
7	44,439	Ralph Lauren Corporation	12/31/24
6	44,412	Ralph Lauren Corporation	12/31/24
5	44,435	Ralph Lauren Corporation	12/31/24
4	44,524	Memorial Sloan Kettering Cancer Center	7/31/23
3	44,584	Memorial Sloan Kettering Cancer Center	7/31/23
2	37,772	Sotheby's Int'l Realty Inc	10/31/35
	154	Memorial Sloan Kettering Cancer Center	7/31/23
G	4,250	Tod's	10/13/23
	3,005	B.A.P.E.	7/31/30
	1,202	Domenico Vacca	1/1/30
	4,650	Moncler	8/31/26
	6,396	Celine	2/28/29
	878	Memorial Sloan Kettering Cancer Center	7/31/23
C1	3,915	Ralph Lauren Corp (storage)	12/31/24
	10,640	Memorial Sloan Kettering Cancer Center (storage)	7/31/23
	97	Tod's (storage)	10/13/23
	4,335	Moncler (storage)	8/31/26
	3,827	Celine (storage)	2/28/29
	700	B.A.P.E. (storage)	7/31/30
C2	4,670	Ralph Lauren Corp (storage)	12/31/24
	3,520	Tod's (storage)	10/13/23
	1,196	Property MGMT Office	12/31/50

500C
2602A
2605A
2501A
2504A
2401A
2304A
2203A
2204A
2100A
2000A
1903A
2304B
1803A
1803B
1601A
1601A
1506A
500B
500B
500B
500D
500A
500A
500A
500A
500A
300A
300A
201A
101C
116A
105A
132A
109A
Storage/Miscellaneous
Storage/Miscellaneous
27
26
25
24
23
22
21
20
19
18
17
16
15
14
12
11
10
9
8
7
6
5
4
3
2
G
C1
C2

VACANT | 2019 – 2020 | 2021 – 2022 | 2023 – 2024 | 2025+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

650 Madison Avenue
650 Madison Avenue
New York, NY 10022
New York
MANHATTAN
UPPER WEST SIDE
UPPER EAST SIDE
Central Park
MIDTOWN
CHELSEA
BROOKLYN
Hudson River
East River
Central Park Zoo
The Pond
MIDTOWN
E 66TH STREET
E 65TH STREET
E 64TH STREET
E 63RD STREET
E 62ND STREET
E 61ST STREET
E 60TH STREET
E 59TH STREET
E 58TH STREET
E 57TH STREET
E 56TH STREET
E 55TH STREET
E 54TH STREET
E 53RD STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SIXTH AVENUE
7th Regiment Army Conservatory
Temple Emanuel
Consulate General of Pakistan
Plaza Athenee
Central Presbyterian
Third Christ Scientist
Gurdjieff Foundation
Royale Condos
Congregation Edmond J Safra New York
NY Academy of Sciences
Fifth Avenue Synagogue
Lowell
Colony Club
Beekman Hotel
Melrose Hotel
166 E 63rd
1054 Third
Knickerbocker Club
Carlton House
Links Club
Browning School
Loews Regency Hotel
535 Park
The Pierre
Barney's
Metropolitan Club
654 Madison
667 Madison
655 Madison
530 Park
Christ Church
Hitchcock Center
770 Lexington
773 Lexington
1010 Third
Harmonie Club
Sherry Netherland
645 Madison
635 Madison
510 Park
502 Park
515 Park
Aramco Building
Plaza Tower
750 Lexington
Bloomingdale's
The Ritz Carlton
40 Central Park South
24 Central Park South
Coronet Building
Park Lane Hotel
The Plaza
Apple
General Motors Bldg
The Revlon Building
Amro Bank Building
480 Park
110 E 59th
130 E 59th
485 Park
One Beacon Court
Bloomberg HQ
1 Hotel Central Park
Aka Central Park Hotel
Solow Building
Bergdorf Goodman
Medical Arts Center
Vogar Building
745 Fifth
600 Madison
Four Seasons
470 Park
Fuller Bldg
460 Park
475 Park
Library
Ritz Tower
135E 57th
Architects & Designers
The Gotham House
157 E 57th
Hemisphere Tower
Squibb Building
Chambers Hotel
Crown Bldg
724 Fifth
720 Fifth
Tiffany
Nike
590 Madison
Trump Tower
575 Madison
450 Park
432 Park
445 Park
Renaissance Hotel
Lombardy Hotel
Fitzpatrick Hotel
950 Third
Jacob Blaustein Building
1370 Sixth
Continental Tower
Shoreham Hotel
712 Fifth
Fifth Avenue Presbyterian
717 Fifth
Sony Building
Coca-Cola Building
555 Madison
551 Madison
Park Ave Tower
430 Park
Tower 56
136 E 56th
425 Park
Howard Hotel
140 E 56th
MGM Building
Warwick New York
Peninsula Hotel
University Club
St Regis
540 Madison
693
689
545
535 Madison
60 E 55th
Heron Towers
400 Park
Central Synagogue
Brook Club
Lex 54
136 E 55th
641 Lexington
900 Third
Financial Times Building
53W53
Museum of Modern Art (MOMA)
680 Fifth
Saint Thomas Church
Gucci
Tommy Hilfiger
Microsoft
Stuart Weitzman
Kate Spade
520 Madison
527 Madison
Hotel Elysee
516 Madison
Lever House
399 Park
Citigroup Center
880 Third

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Balance(2)		$51,450,000
Property Type	Mixed Use	Cut-off Date Balance per SF(1)(2)		$977.32
Size (SF)	600,415	Percentage of Initial Pool Balance		6.7%
Total Occupancy as of 10/1/2019	97.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2019	97.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1957, 1987 / 2015	Mortgage Rate		3.48600%
Appraised Value	$1,210,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$87,327,989
Underwritten Expenses	$28,901,495	Escrows(3)
Underwritten Net Operating Income (NOI)	$58,426,495		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$56,776,391	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	48.5%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	48.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.82x / 2.74x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.0% / 9.7%	Other(4)	$9,576,014	$0

Sources and Uses(5)
Sources	$	%	Uses	$	%
Senior Loan Amount	$586,800,000	70.7%	Loan Payoff	$800,000,000	96.4%
Subordinate Loan Amount	213,200,000	25.7	Defeasance Costs	14,157,786	1.7
Existing Loan Reserves	20,051,781	2.4	Reserves	9,576,014	1.2
Principal’s New Cash Contribution	9,510,787	1.1	Origination Costs	5,828,767	0.7

Total Sources	$829,562,568	100.0%	Total Uses	$829,562,568	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 650 Madison Avenue Senior Pari Passu Notes and exclude the outstanding principal balance of the 650 Madison Avenue Junior Non-Trust Notes. Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI, DSCR Based on Underwritten NCF, Debt Yield Based on Underwritten NOI, Debt Yield Based on Underwritten NCF, and Cut-off Date Balance per SF based on the aggregate outstanding principal balance of the 650 Madison Avenue Whole Loan are 66.1%, 66.1%, 2.07x, 2.01x, 7.3%, 7.1%, and $1,332, respectively.
(2)	The Cut-off Date Balance of $51,450,000 represents the senior pari passu non-controlling notes A-2-3, A-2-4, A-2-6 and A-2-8, which are part of the 650 Madison Avenue Whole Loan evidenced by 26 notes having an aggregate outstanding principal balance as of the Cut-off Date of $800,000,000. The related companion loans are evidenced by (i) 18 senior pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $535,350,000 and (ii) four junior notes with an aggregate outstanding principal balance as of the Cut-off Date of $213,200,000. For additional information, see “—The Mortgage Loan” below.
(3)	See “—Escrows” below.
(4)	Upfront Other reserves consist of (i) $3,197,699 for outstanding tenant improvements and/or leasing commissions and (ii) $6,378,315 for free rent.
(5)	The borrower sponsors acquired the 650 Madison Avenue Property for a purchase price of approximately $1.3 billion in 2013. Since acquisition, the borrower sponsors have invested approximately $37.5 million in capital expenditures and $51.6 million in tenant improvements and leasing commissions at the 650 Madison Avenue Property, implying total hard equity of $583.4 million remaining in the transaction following the closing of the 650 Madison Avenue Whole Loan.

■	The Mortgage Loan. The mortgage loan (the “650 Madison Avenue Loan”) is part of a whole loan (the “650 Madison Avenue Whole Loan”) evidenced by 26 notes comprising (i) 22 senior pari passu notes (collectively the “650 Madison Avenue Senior Pari Passu Notes”) with an aggregate outstanding principal balance as of the Cut-off Date of $586,800,000, and (ii) four junior pari passu notes (collectively, the “650 Madison Avenue Junior Non-Trust Notes”) with an aggregate outstanding principal balance as of the Cut-off Date of $213,200,000. The 650 Madison Avenue Junior Non-Trust Notes are subordinate to the 650 Madison Avenue Senior Pari Passu Notes as and to the extent described in “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—650 Madison Avenue Whole Loan” in the Preliminary Prospectus. The aggregate outstanding principal balance as of the Cut-off Date of all the notes evidencing the 650 Madison Avenue Whole Loan is $800,000,000. The 650 Madison Avenue Whole Loan is secured by the borrower’s fee simple interest in a Class A office and retail building located in New York, New York (the “650 Madison Avenue Property”). The 650 Madison Avenue Loan, which is evidenced by the senior pari passu non-controlling notes A-2-3, A-2-4, A-2-6 and A-2-8, has an aggregate outstanding principal balance as of the Cut-off Date of $51,450,000 and represents approximately 6.7% of the Initial Pool Balance. The related companion loans are evidenced by 18 senior pari passu notes which have an aggregate outstanding principal balance as of the Cut-off Date of $535,350,000 and the 650 Madison Avenue Junior Non-Trust Notes, as detailed in the note summary table below. The 650 Madison Avenue Whole Loan was originated by Citi Real Estate Funding Inc. (“CREFI”), Barclays Capital Real Estate Inc. (“BCREI”), BMO Harris Bank N.A. (“BMO Harris”) and Goldman Sachs Bank USA (“GSBI”) on November 26, 2019. Each note evidencing the 650 Madison Avenue Whole Loan has an interest rate of 3.48600% per annum. The borrower utilized the proceeds of the 650 Madison Avenue Whole Loan for existing loan reserves and new sponsor equity to refinance the existing debt on the 650 Madison Avenue Property, fund upfront reserves and pay closing and defeasance costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

The table below summarizes the promissory notes that comprise the 650 Madison Avenue Whole Loan. The relationship between the holders of the 650 Madison Avenue Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—650 Madison Avenue Whole Loan” in the Preliminary Prospectus.

Note Summary

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$50,000,000	$50,000,000	CGCMT 2019-C7	No(1)
A-1-2-1	40,000,000	40,000,000	CCRE(2)	No
A-1-3	20,000,000	20,000,000	GSMS 2020-GC45	No
A-1-4	50,000,000	50,000,000	CGCMT 2020-GC46	No
A-1-5	45,000,000	45,000,000	BMARK 2020-B16	No
A-1-6	50,000,000	50,000,000	BMARK 2020-B17	No
A-1-7	37,900,000	37,900,000	BMARK 2020-IG1	No
A-2-1	30,000,000	30,000,000	GSMS 2020-GC45	No
A-2-2	50,000,000	50,000,000	CGCMT 2020-GC46	No
A-2-3	20,000,000	20,000,000	GSMS 2020-GC47	No
A-2-4	20,000,000	20,000,000	GSMS 2020-GC47	No
A-2-5	10,000,000	10,000,000	CGCMT 2020-GC46	No
A-2-6	6,450,000	6,450,000	GSMS 2020-GC47	No
A-2-7	5,000,000	5,000,000	CGCMT 2020-GC46	No
A-2-8	5,000,000	5,000,000	GSMS 2020-GC47	No
A-3-1	60,000,000	60,000,000	BBCMS 2020-C6	No
A-3-2	46,450,000	46,450,000	BCREI(2)	No
A-3-3	40,000,000	40,000,000	WFCM 2020-C55	No
A-4	400,000	400,000	MAD 2019-650M	No
A-5	200,000	200,000	MAD 2019-650M	No
A-6	200,000	200,000	MAD 2019-650M	No
A-7	200,000	200,000	MAD 2019-650M	No
B-1, B-2, B-3, B-4	213,200,000	213,200,000	MAD 2019-650M	Yes(1)
Total	$800,000,000	$800,000,000

(1)	The initial Controlling Note is note B-1, so long as no related control appraisal period has occurred and is continuing. If and for so long as a control appraisal period has occurred and is continuing, then the Controlling Note will be note A-1-1. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—650 Madison Avenue Whole Loan” in the Preliminary Prospectus.
(2)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

The 650 Madison Avenue Whole Loan had an initial term of 120 months and has a remaining term of 115 months as of the Cut-off Date. The 650 Madison Avenue Whole Loan requires payment of interest only until the scheduled maturity date, which is the due date in December 2029. Voluntary prepayment of the 650 Madison Avenue Whole Loan without payment of a yield maintenance premium is permitted on or after the due date in June 2029. Defeasance of the 650 Madison Avenue Whole Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” is permitted under the 650 Madison Avenue Whole Loan documents at any time after the earlier of November 26, 2022 or the second anniversary of the securitization of the last portion of the 650 Madison Avenue Whole Loan.

Whole Loan Metrics
	% of Total Debt	Cut-off Date LTV	UW NOI Debt Yield	UW NCF DSCR
A Notes	73.4%	48.5%	10.0%	2.74x
$586,800,000
B Notes	26.7%	66.1%	7.3%	2.01x
$213,200,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

■	The Mortgaged Property. The 650 Madison Avenue Property is a 27-story, 600,415 SF Class A office building with grade level retail located in Midtown Manhattan on Madison Avenue between 59th and 60th Streets. The 650 Madison Avenue Property consists of 543,834 SF of Class A office space, 22,310 SF of ground floor retail space, and 34,271 SF of below-grade storage and flex space. The 650 Madison Avenue Property was originally constructed in 1957 as an eight-story building and in 1987 underwent a significant expansion and renovation, which added the office tower. Based on the underwritten rent roll dated October 1, 2019, the 650 Madison Avenue Property is currently 97.4% leased (based on NRA) to a diverse tenant roster including fashion (Ralph Lauren Corporation (“Ralph Lauren”)), healthcare (Memorial Sloan Kettering Cancer Center (“MSKCC”)) and luxury goods (Celine, Inc. (“Celine”)), as well as finance (Willett Advisors LLC). The top three tenants by UW Gross Rent are all investment grade rated tenants and account for 64.6% of net rentable area (“NRA”) and 58.9% of UW Gross Rent.

Office (91.9% of NRA; 74.5% of in-place UW Gross Rent)

The 543,834 SF of Class A office space at the 650 Madison Avenue Property is currently 97.9% occupied by 17 tenants that collectively contribute 72.0% of underwritten base rent and 74.5% of UW Gross Rent (inclusive of storage rent derived from office tenants). 358,491 SF of the office space (65.9% of Class A office NRA) at the 650 Madison Avenue Property is leased to two investment grade-rated office tenants (Ralph Lauren and MSKCC).

The largest office tenant at the 650 Madison Avenue Property, Ralph Lauren (rated A2/A- by Moody’s/S&P), occupies 46.1% of the 650 Madison Avenue Property’s NRA and accounts for 36.0% of UW Gross Rent. The tenant has occupied space in the 650 Madison Avenue Property since 1989 and has expanded several times. The 650 Madison Avenue Property serves as Ralph Lauren’s international headquarters. Ralph Lauren designs, markets, and distributes apparel, accessories, fragrances, and home furnishings under a wide range of brands and its operations include wholesale, retail, and licensing.

The second largest office tenant at the 650 Madison Avenue Property, MSKCC (rated AA/Aa3/AA- by Moody’s/Fitch/S&P), occupies 16.8% of the 650 Madison Avenue Property’s NRA and accounts for 13.0% of UW Gross Rent. MSKCC signed a 10-year lease in 2013 to take over the approximately 100,000 SF medical office space that was previously occupied by Columbia Doctors, a faculty-run medical practice of Columbia University. The tenant has a separate entrance on the 60th Street and uses the space for medical purposes. MSKCC is a cancer treatment and research institution in New York City, founded in 1884 as the New York Cancer Hospital. MSKCC is the largest and oldest private cancer center in the world, and is one of 50 National Cancer Institute-designated Comprehensive Cancer Centers.

Retail (5.3% of NRA; 25.5% of in-place UW Gross Rent)

The 22,310 SF of ground floor retail space at the 650 Madison Avenue Property is currently 87.4% occupied by five tenants that collectively contribute 28.0% of underwritten base rent and 25.5% of UW Gross Rent (inclusive of storage rent derived from retail tenants).

The ground floor retail space spans an entire block of the Madison Avenue retail corridor and, along with the second floor office space, was previously primarily occupied by Crate & Barrel until 2015. Since then, the borrower sponsors have executed leases with multiple luxury retailers including Celine, Moncler USA, Inc. (“Moncler”) (each utilizing its space as its respective brand’s flagship location) and B.A.P.E. in the ground floor retail space and an institutional tenant, Sotheby’s Int’l Realty Inc (“Sotheby’s”), in the second floor office space. The re-leasing has further diversified the rent roll at the 650 Madison Avenue Property and, based on UW Gross Rent, the new leases have extended the weighted average lease expiration date of the space previously occupied by Crate & Barrel (excluding Tod’s, which has been a ground floor retail tenant at the 650 Madison Avenue Property since 1998) to August 2029.

The largest retail tenant by UW Gross Rent, Celine, is a wholly owned subsidiary of LVMH (rated A1/A+ by Moody’s/S&P), occupies 1.7% of NRA and accounts for 10.0% of UW Gross Rent. Founded in 1945 by Céline Vipiana, Celine is a French ready-to-wear and leather luxury goods brand that has been owned by LVMH group (OTCMKTS: LVMUY) since 1996. The brand owns almost 140 stores worldwide and is distributed through a network including department stores such as Barneys New York (New York), Bergdorf Goodman (New York), Harrods (London) and Galeries Lafayette (Paris). The retail space showcases Celine’s NYC flagship store as well as the world’s largest Celine store.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

As of April 27, 2020, the 650 Madison Avenue Property is open however all retail tenants are closed and most, if not all, office tenants are working remotely. The April debt service payment has been made. Approximately 78% of the tenants by count have paid rent for April representing approximately 95% of the square footage and 74% of underwritten base rent. None of the retail tenants paid their April rent and the borrower sponsor has been in discussions with the tenants to determine the appropriate course in each case. As of April 27, 2020, the 650 Madison Avenue Whole Loan is not subject to any modification or forbearance request.

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the 650 Madison Avenue Property:

Largest Office & Retail Tenants

Office Tenant Names	Credit Rating (Fitch/MIS/S&P)(1)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration(4)	Renewal / Extension Options
Ralph Lauren	NR / A2 / A-	277,016	46.1%	$24,767,403	32.5%	$89.41	12/31/2024	1, 10-year option
Memorial Sloan Kettering Cancer Center(5)	AA / Aa3 / AA-	100,700	16.8	9,362,079	12.3	$92.97	7/31/2023	1, 5-year option
Willett Advisors LLC	NR / NR / NR	25,732	4.3	3,988,460	5.2	$155.00	12/31/2024	None
Sotheby's Int'l Realty Inc	NR / B3 / B+	37,772	6.3	3,459,915	4.5	$91.60	11/30/2035	1, 5-year option
BC Partners Inc.		19,380	3.2	2,298,086	3.0	$118.58	1/31/2027	None
Largest Office Tenants		460,600	76.7%	$43,875,943	57.6%	$95.26
Remaining Office Tenants		92,080	15.3	10,957,911	14.4	$119.00
Total / Wtd. Avg. All Office Tenants		552,680	92.0%	$54,833,855	72.0%	$99.21

Retail Tenant Names	Credit Rating (Fitch/MIS/S&P)(1)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration(4)	Renewal / Extension Options
Celine	NR / A1 / A+	10,223	1.7%	$8,600,017	11.3%	$841.24	2/28/2029	None
Moncler	NR / NR / NR	8,985	1.5	6,000,000	7.9	$667.78	8/31/2026	1, 5-year option
Tod's	NR / NR / NR	7,867	1.3	5,356,615	7.0	$680.90	10/13/2023	None
B.A.P.E.(6)	NR / NR / NR	3,705	0.6	1,106,000	1.5	$298.52	7/31/2030	None
Domenico Vacca(6)	NR / NR / NR	1,202	0.2	288,000	0.4	$239.60	3/30/2030	None
Largest Retail Tenants		31,982	5.3%	$21,350,632	28.0%	$667.58
Vacant		15,753	2.6	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants(7)		600,415	100.0%	$76,184,487	100.0%	$130.31

(1)	Source: Bloomberg.
(2)	Ratings are those of the parent entity whether or not the parent entity is a party to or guarantees the lease.
(3)	UW Base Rent includes contractual rent steps through July 1, 2020 for non-investment grade-rated tenants and the straight-line average for investment grade-rated tenants. UW Base Rent in the table above excludes $10,080 attributable to an elevator marketing contract with Captivate LLC (0 SF).
(4)	Certain tenants reflected in the chart above and other tenants, although paying rent, may not be in occupancy with respect to all or a portion of their leased space, and/or under certain conditions may have the option to terminate all or a portion of their leased space prior to the lease expiration date. See “Description of the Mortgage Pool—Tenant Issues—Rights to Cease Operations (Go Dark) at the Leased Property” in the Preliminary Prospectus for more information regarding the foregoing and related tenant issues.
(5)	Memorial Sloan Kettering Cancer Center has the one-time option to terminate its lease upon at least 18 months prior written notice to the landlord, provided that (a) the termination date is not earlier than July 1, 2020, (b) the termination date is not later than June 30, 2022, (c) the termination date is at least 18 months following the date upon which the termination notice is received by the landlord and (d) MSKCC pays to the landlord the termination payment simultaneously with the giving of such termination notice.
(6)	B.A.P.E. and Domenico Vacca are currently completing the build-out of their space and are expected to take occupancy in early 2020.
(7)	Total Tenant GLA is inclusive of the property management office but there is no associated rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

The following table presents certain information relating to the lease rollover schedule at the 650 Madison Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	20,317	3.4	3.4	2,479,060	3.3	$122.02	2
2021	12,888	2.2	5.5	1,538,559	2.0	$119.38	3
2022	3,218	0.5	6.1	353,980	0.5	$110.00	2
2023	114,905	19.2	25.3	15,320,804	20.1	$133.33	4
2024	313,250	52.3	77.5	30,121,123	39.5	$96.16	13
2025	6,341	1.1	78.6	729,215	1.0	$115.00	1
2026	16,755	2.8	81.4	6,971,250	9.1	$416.07	2
2027	30,029	5.0	86.4	3,866,158	5.1	$128.75	4
2028	0	0.0	86.4	10,080	0.0	$0.00	1
2029	10,223	1.7	88.1	8,600,017	11.3	$841.24	1
2030 & Thereafter	55,540	9.3	97.4	6,204,320	8.1	$111.71	5
Vacant	15,753	2.6	100.0	0	0.0	$0.00	0
Total / Wtd. Avg.(3)	599,219	100.0%		$76,194,567	100.0%	$130.59	38

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.
(2)	UW Base Rent includes contractual rent steps through July 2020 for non-investment grade-rated tenants and the straight-line average for investment grade-rated tenants
(3)	Excludes 1,196 SF which is non-revenue and attributable to the property management office.

The following table presents certain information relating to historical leasing at the 650 Madison Avenue Property:

Historical Leased %(1)

2016	2017	2018	As of 10/1/2019(2)
94.3%	92.6%	92.2%	97.4%

(1)	As provided by the borrower and represents occupancy as of December 31 unless otherwise indicated.
(2)	Based on the underwritten rent roll dated October 1, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 650 Madison Avenue Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten	Underwritten $ per SF
In-Place Base Rent(2)	$60,021,833	$65,301,771	$65,936,214	$68,490,075	$74,787,979	$124.56
Contractual Rent Steps(3)	0	0	0	0	1,406,588	2.34
Vacant Income	0	0	0	0	3,327,410	5.54
Reimbursements	7,020,651	7,750,395	8,784,226	9,361,042	10,762,016	17.92
Vacancy & Credit Loss	(86,339)	(829,105)	0	75,003	(3,327,410)	(5.54)
Other Income	222,390	265,643	319,055	362,098	371,407	0.62
Effective Gross Income	$67,178,535	$72,488,704	$75,039,495	$78,288,218	$87,327,989	$145.45

Real Estate Taxes	$15,935,782	$16,699,910	$17,606,496	$18,301,078	$19,659,925	$32.74
Insurance	396,387	393,355	378,835	380,309	382,942	0.64
Utilities	1,068,264	1,112,310	1,147,244	1,153,209	1,161,237	1.93
Management Fee	1,117,542	1,475,379	1,413,137	1,402,802	873,280	1.45
Other Operating Expenses	5,959,366	6,266,404	5,936,287	6,089,283	6,824,111	11.37
Total Operating Expenses	$24,477,341	$25,947,358	$26,481,999	$27,326,681	$28,901,495	$48.14

Net Operating Income(4)	$42,701,194	$46,541,346	$48,557,496	$50,961,537	$58,426,495	$97.31
Replacement Reserves	0	0	0	0	150,104	0.25
TI/LC	0	0	0	0	1,500,000	2.50
Net Cash Flow	$42,701,194	$46,541,346	$48,557,496	$50,961,537	$56,776,391	$94.56

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	In-Place Base Rent excludes free rent due during each applicable period.
(3)	Contractual Rent Steps include $1,406,588 underwritten for various tenants through July 1, 2020.
(4)	The increase from TTM 9/30/2019 Net Operating Income to Underwritten Net Operating Income at the 650 Madison Avenue Property is primarily attributable to the signing of six new leases since December 2018 as well as contractual rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

■	Appraisal. According to the appraisal, the 650 Madison Avenue Property had an “as-is” appraised value of $1,210,000,000 as of October 31, 2019.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Discounted Cash Flow Approach	$1,210,000,000	6.00%	4.75%(1)

(1)	Represents the terminal cap rate.

■	Environmental Matters. According to the Phase I environmental report dated October 29, 2019, there are no recognized environmental conditions or recommendations for further action at the 650 Madison Avenue Property.

■	Market Overview and Competition. The 650 Madison Avenue Property occupies a full block along Madison Avenue between East 59th and 60th Streets within the Plaza District office submarket and the Madison Avenue retail submarket. The Plaza District is the largest office submarket by SF in the country and is bounded by 65th Street to the north, the East River to the east, 47th Street on the south, and Avenue of the Americas on the west. The Madison Avenue retail submarket is located on Madison Avenue between 57th and 72nd Streets. According to the appraisal, Class A office space in the Plaza District had an inventory of approximately 78.2 million SF of office space, direct asking rents of $99.29 per SF and a direct vacancy rate of 8.1% as of the third quarter of 2019. According to the appraisal, the 650 Madison Avenue Property is located within the Madison/Fifth Avenue Class A office micro-market. As of the third quarter of 2019, the Madison/Fifth Avenue Class A office micro-market had an inventory of approximately 18.9 million SF of office space and direct asking rents of $102.23 per SF. The 650 Madison Avenue Property’s UW Gross Rents for office space range from $94.04 per SF to $176.76 per SF, which is comparable to the Direct Asking Rent per SF for the appraiser’s competitive set as set forth below.

Competitive Set (Office Buildings)(1)
						Direct Asking Rent per SF
Property	Office Area (NRA)	Direct Avail. SF	Sublease Avail. SF	Occupied % Direct	Occupied % Total	Low	High
510 Madison Avenue	350,000	12,640	11,500	96.4%	93.1%	$99.00	$129.00
520 Madison Avenue	849,600	114,847	0	86.5%	86.5%	$105.00	$128.00
590 Madison Avenue	1,016,413	215,501	32,189	78.8%	75.6%	$90.00	$145.00
660 Madison Avenue	239,113	0	24,544	100.0%	89.7%	NAP	NAP
712 Fifth Avenue	457,281	72,333	12,090	84.2%	81.5%	$115.00	$175.00
745 Fifth Avenue	410,000	17,938	22,301	95.6%	90.2%	$128.00	$150.00
399 Park Avenue	1,250,000	96,203	47,488	92.3%	88.5%	$110.00	$110.00
450 Park Avenue	247,242	7,841	0	96.8%	96.8%	$125.00	$125.00
499 Park Avenue	265,000	11,303	11,512	95.7%	91.4%	$100.00	$100.00
Total	5,084,649	548,606	161,624
Wtd. Avg.(2)	564,961	60,956	17,958	89.2%	86.0%	$90.00	$175.00

(1)	Source: Appraisal
(2)	Wtd. Avg. figures for the Direct Asking Rent per SF represent the low and high end of each respective range.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

The appraiser concluded blended market rents of $108.87 per SF and $986.96 per SF for the office and ground level retail space, respectively. Based on the appraiser’s market rents, the 650 Madison Avenue Property’s in-place rent is approximately 8.0% below market rent as of October 31, 2019.

Market Rent Analysis (Office)		Market Rent Analysis (Retail)
Floors	Rent per SF	Tenant Category	Rent per SF
Concourse	$50.00	Below Grade	$35.00
2 to 7	$97.00	60th Corner	$1,250.00
8 to 10	$106.00	60th Street	$250.00
11 to 15	$116.00	59th Corner	$1,250.00
16 to 18	$127.00	59th Street	$350.00
19 to 22	$137.00	59th Midblock	$550.00
23 to 27	$147.00	Inline	$1,250.00

■	The Borrower. The borrower is 650 Madison Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 650 Madison Avenue Whole Loan. The non-recourse carveout guarantors are Vornado Realty L.P. (“Vornado”) and OPG Investment Holdings (US), LLC (“Oxford Guarantor”). Vornado and Oxford Guarantor are liable on a several basis, 50% to Vornado and 50% to Oxford Guarantor, subject to, with respect to each guarantor, an $80,000,000 cap on the full recourse carve-outs relating to bankruptcy and substantive consolidation and a $400,000,000 cap on all other guaranteed obligations. The borrower sponsors of the 650 Madison Avenue Loan are Vornado and Oxford Properties Group (“Oxford”). Vornado is one of the largest owners and operators of commercial real estate in the United States with a portfolio of Class A office, high-value street retail and other property types primarily located in New York City, aggregating over 37.3 million SF. Oxford is a global real estate investor with approximately $45.0 billion of assets under management as of December 2019 on behalf of Ontario Municipal Employees Retirement System (“OMERS”), one of Canada’s largest pension plans. In New York City, Oxford partnered with Crown Acquisitions to acquire Olympic Tower (a 380,000 SF office tower with retail space which includes the Cartier Mansion, Versace townhouse, Furla, and Armani Exchange), and with the Related Companies in the development of Hudson Yards. The joint venture of Vornado and Oxford includes other investors such as Crown Acquisitions. Crown Acquisitions is a real estate firm focused on luxury retail and has previously served as the 650 Madison Avenue Property’s retail operating advisor.

■	Escrows. On the origination date of the 650 Madison Avenue Loan, the borrower funded reserves of (i) $3,197,699 for outstanding tenant improvements and/or leasing commissions and (ii) $6,378,315 for free rent.

Real Estate Tax Reserve: On each due date during the continuance of a 650 Madison Avenue Trigger Period or 650 Madison Avenue Specified Tenant Trigger Period, the borrower is required to deposit 1/12 of an amount which would be sufficient to pay taxes for the next ensuing 12 months.

Insurance Reserve: On each due date during the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, insurance deposits are required in an amount equal to 1/12 of an amount which would be sufficient to pay the insurance premium due for the renewal of the coverage afforded by the insurance policies upon the expiration thereof. If the liability or casualty insurance policy maintained by the borrower covering the 650 Madison Avenue Property constitutes an acceptable blanket policy, then no insurance deposits are required.

Rollover Reserve: On each due date during the continuance of a 650 Madison Avenue Trigger Period, the borrower is required to deposit into the rollover account an amount equal to $125,000.

Capital Expenditures Reserve: On each due date during the continuance of a 650 Madison Avenue Trigger Period, the borrower is required to deposit into the capital expenditure account an amount equal to 1/12 of $0.25 multiplied by the aggregate number of rentable SF then contained in the 650 Madison Avenue Property, which for avoidance

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

of doubt will exclude rentable square footage contained in any Condominium Unit that was previously released from the collateral for the 650 Madison Avenue Whole Loan.

Operating Expense Reserve: On each due date during the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, the borrower is required to deposit into the operating expense account an amount sufficient to pay monthly operating expenses for the month immediately preceding the month in which such due date occurs in accordance with the approved annual budget.

■	Lockbox and Cash Management. The 650 Madison Avenue Whole Loan is subject to a hard lockbox with springing cash management. The borrower is required to cause all rents to be delivered directly to the clearing account with the clearing bank. During the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, the clearing bank will be required to transfer all amounts on deposit in the clearing account once each business day to the cash management account. Funds on deposit in the cash management account will be applied on each due date in the order and priority set forth in the 650 Madison Avenue Whole Loan Documents. In the absence of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, all excess cash flow will be deposited into the borrower’s operating account. During a 650 Madison Avenue Trigger Period, the excess cash flow will be held by the lender and applied in accordance with the terms of the 650 Madison Avenue Whole Loan documents.

A “650 Madison Avenue Trigger Period” means a period (A) commencing upon the earliest to occur of: (i) the debt yield falling below 6.00% for two consecutive quarters, or (ii) an event of default, and (B) terminating upon (x) with respect to clause (i) above, the debt yield being equal or greater than 6.00% for two consecutive quarters or the delivery by borrower to lender of cash collateral or a letter of credit in order to achieve such debt yield, or (y) with respect to clause (ii) above, the event of default has been cured.

For the avoidance of doubt, the existence of a 650 Madison Avenue Specified Tenant Trigger Period will not, by itself, cause a 650 Madison Avenue Trigger Period.

Upon a 650 Madison Avenue Specified Tenant Trigger Period and prior to a 650 Madison Avenue Specified Tenant Trigger Period Cure, a Specified Tenant reserve will be funded monthly until the lender has swept up to $80.00 per SF for the vacating Specified Tenant space into the Specified Tenant reserve. Funds in the Specified Tenant reserve will be released to the borrower upon the occurrence of an applicable 650 Madison Avenue Specified Tenant Trigger Period Cure.

A “650 Madison Avenue Specified Tenant Trigger Period” means a period commencing upon the earliest of: (i) any bankruptcy of Ralph Lauren (together with any single tenant replacing the foregoing and paying no less than 30% of the total gross rent payable at the 650 Madison Avenue Property, a “Specified Tenant”), (ii) delivery of any notice of termination or cancellation by a Specified Tenant for all or any portion of the Specified Tenant’s lease and/or if any Specified Tenant’s lease fails to otherwise be in full force and effect, (iii) the Specified Tenant being in monetary default of base rent or any material non-monetary default under the Specified Tenant’s lease beyond applicable notice and cure periods, (iv) the Specified Tenant failing to be in actual, physical possession and operating or dark in the Specified Tenant’s space, provided that it will not be a trigger under this clause (iv) if such Specified Tenant is rated an investment grade rated tenant by at least one of Moody’s, S&P and/or Fitch, or (v) a Specified Tenant’s failure to provide written notice to the borrower of renewal of its lease upon the earlier to occur of 18 months prior to its then current applicable lease expiration and the renewal notice period required under the applicable lease, and ending upon the occurrence of an applicable 650 Madison Avenue Specified Tenant Trigger Period Cure.

A “650 Madison Avenue Specified Tenant Trigger Period Cure” means as applicable, (a) the Specified Tenant affirming its lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order, (b) the lender’s receipt of reasonably satisfactory evidence that, among other things, the applicable vacant or dark space referred to in clause (iv) of the definition of “650 Madison Avenue Specified Tenant Trigger Period” is leased, open for business and the applicable tenant is paying full unabated rent, (c) the lender’s receipt of evidence reasonably satisfactory that the default under the Specified Tenant’s lease has been cured, (d) the Specified Tenant’s revocation or rescission of all termination or cancellation notices with respect to the Specified Tenant’s lease and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

reaffirmation that the Specified Tenant’s lease is in full force and effect, and/or (e) the lender receives reasonably satisfactory evidence that (i) the Specified Tenant has renewed its lease prior to its then applicable lease expiration or (ii) the Specified Tenant’s space is leased for a minimum term of five (5) years, the replacement tenant has taken actual physical possession of the Specified Tenant’s space and the replacement tenant is paying full unabated rent. A 650 Madison Avenue Specified Tenant Trigger Period Cure will also be deemed to have occurred if the debt yield is equal to or greater than 7.5% (excluding gross revenue from any Specified Tenant who is then subject to a 650 Madison Avenue Specified Tenant Trigger Period, but including revenue on a pro forma basis from any new lease with respect to all or any portion of the space demised to such Specified Tenant that was entered into in accordance with the terms of this 650 Madison Avenue Whole Loan agreement).

■	Property Management. The 650 Madison Avenue Whole Loan is managed by 650 Madison Office Manager LLC with respect to the office space, and 650 Madison Retail Manager LLC with respect to the retail space, each an affiliate of the borrower sponsor, pursuant to separate management agreements. Under the 650 Madison Avenue Whole Loan documents, the lender may require the borrower to terminate any management agreement and replace the applicable property manager if: (i) an event of default under the 650 Madison Avenue Whole Loan documents exists, (ii) there exists a material default by the property manager under the management agreement beyond all applicable notice and cure periods, or (iii) the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding or (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the 650 Madison Avenue Whole Loan documents, the borrower may, without lender’s approval and without a Rating Agency Confirmation, terminate the management agreement and replace the manager with certain managers as set forth in the 650 Madison Avenue Whole Loan documents.

■	Condominium Conversion. The borrower has the right to convert the entire 650 Madison Avenue Property to a commercial condominium form of ownership (a “Condominium Conversion”), provided that, among other conditions (i) the resulting condominium regime (the “Condominium”) consists exclusively of the three condominium units (collectively, the “Condominium Units”, each, a “Condominium Unit”) identified in the 650 Madison Avenue Whole Loan documents, (ii) no event of default is continuing, (iii) the condominium declaration and bylaws, all related documents, instruments and agreements (collectively the “Condominium Documents”) will be in the respective forms indicated in the 650 Madison Avenue Whole Loan documents or as otherwise approved by the lender in writing (which approval must not be unreasonably withheld, conditioned or delayed), and (iv) the borrower delivers to the lender such usual and customary documents and other agreements as may be reasonably required by the lender in connection with the Condominium Conversion, including, but not limited to, an amendment to the mortgage and amendments and reaffirmations to the terms and conditions of the 650 Madison Avenue Whole Loan documents reasonably required by the lender, and (v) the borrower has the right to transfer the Condominium Units to one or more transferee borrowers that will assume on a joint and several basis all of borrower’s obligations under the 650 Madison Avenue Whole Loan documents, provided (A) such transferee borrowers will be either (I) controlled by an eligible qualified owner in accordance with the 650 Madison Avenue Whole Loan documents that owns (x) by itself, at least 20% of the common equity interest in such transferee borrowers and (y) together with one or more other eligible qualified owner and/or institutional investors, at least 51% of the common equity interest in such transferee borrowers, with any person owning 10% or more of the equity interests in transferee borrower being a qualified transferee or (II) owned and controlled by one or more entities approved by the lender that are qualified transferees and are otherwise qualified to own the 650 Madison Avenue Property, and (B) Rating Agency Confirmation will be required solely with respect to the legal structure of the transferee borrower(s), the documentation of the loan assumption and the related legal opinions.

■	Release of Collateral. Provided no event of default is continuing, the borrower has the right at any time after the earlier of (a) November 26, 2022, and (b) the date that is two years after the closing date of the securitization that includes the last note to be securitized, and provided that a Condominium Conversion has occurred, to obtain the release of one or more Condominium Units solely in connection with a partial defeasance, subject to the satisfaction of certain conditions including, without limitation, (i) defeasing a portion of the 650 Madison Avenue Loan in an amount that is equal to or greater than 125% of an allocated loan amount for the applicable Condominium Unit determined by dividing the 650 Madison Avenue Loan among the various condominium units pro rata based on their respective appraised values based upon an appraisal of the 650 Madison Avenue Property at the time of the release, provided that (x) the debt yield with respect to the condominium unit(s) remaining subject to the lien of the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

650 madison avenue

mortgage after such partial defeasance is, in the aggregate, equal to or greater than 7.3% and (y) the loan-to-value ratio with respect to the Condominium Unit(s) remaining subject to the lien of the mortgage after such partial defeasance is equal to or less than 67%, in each case unless approved by the lender in its reasonable discretion, (ii) after giving effect to the partial defeasance, the debt yield for the four calendar quarters then most recently ended, recalculated to include only income and expense attributable to the portion of the 650 Madison Avenue Property that continues to be subject to the liens of the 650 Madison Avenue Whole Loan documents after the contemplated defeasance and to exclude the interest expense on the aggregate amount defeased, is no less than the greater of (x) 7.3% and (y) the lesser of (a) the debt yield immediately prior to such release, and (b) 9.125%, and (iii) at the lender’s request, delivery of a Rating Agency Confirmation.

■	Current Mezzanine or Secured Subordinate Indebtedness. On November 26, 2019, CREFI, BCREI, BMO Harris and GSBI funded the 650 Madison Avenue Junior Non-Trust Notes in the amount of $213,200,000. The 650 Madison Avenue Junior Non-Trust Notes have an interest rate of 3.48600% per annum and is coterminous with the 650 Madison Avenue Senior Pari Passu Notes. The 650 Madison Avenue Whole Loan is subject to a co-lender agreement. Based on the 650 Madison Avenue Whole Loan Cut-off Date Balance $800,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below.

Financial Information

	650 Madison Avenue Senior Pari Passu Notes	650 Madison Avenue Whole Loan
Cut-off Date Balance	$586,800,000	$800,000,000
Cut-off Date LTV Ratio	48.5%	66.1%
Maturity Date LTV Ratio	48.5%	66.1%
DSCR Based on Underwritten NCF	2.74x	2.01x
Debt Yield Based on Underwritten NOI	10.0%	7.3%

■	Terrorism Insurance. The 650 Madison Avenue Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 650 Madison Avenue Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 650 Madison Avenue Property until the completion of restoration or the expiration of 24 months, with a 12-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Chicagoland industrial portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

5
2
Hampshire
3
Schaumburg
Des Plaines
Evanston
Lake Michigan
O'HARE INTERNATIONAL AIRPORT
Schiller Park
7
CP - RAIL TERMINAL
6
St. Charles
DUPAGE AIRPORT
Glendale Heights
UP - RAIL TERMINAL
Chicago
CP - RAIL TERMINAL
UP - RAIL TERMINAL
BNSF - RAIL TERMINAL
NS - RAIL TERMINAL
CHICAGO MIDWAY INTERNATIONAL AIRPORT
Downers Grove
Bedford Park
NS - RAIL TERMINAL
AURORA MUNICIPAL AIRPORT
Aurora
CSX - RAIL TERMINAL
8
PORT OF CHICAGO
Burr Ridge
BNSF - RAIL TERMINAL
NS - RAIL TERMINAL
NS - RAIL TERMINAL
IAIS - RAIL TERMINAL
GARY CHICAGO INT. AIRPORT
UP - RAIL TERMINAL
Joliet
CN - RAIL TERMINAL
4
New Lenox
UP - RAIL TERMINAL
1
Monee

Chicagoland Industrial Portfolio

	PROPERTY NAME	ADDRESS	CITY, STATE	ZIP CODE
1	26051 South Cleveland	26051 South Cleveland Avenue	Monee, IL	60449
2	180 Ryan Drive	180 Ryan Drive	Hampshire, IL	60140
3	119 East Commerce	119 Commerce Drive	Schaumburg, IL	60173
4	2405 West Haven	2405 West Haven Avenue	New Lenox, IL	60451
5	201 Flannigan	201 Flannigan Road	Hampshire, IL	60140
6	3415 Ohio Avenue	3415 Ohio Avenue	St. Charles, IL	60174
7	9501 Winona	9501 Winona Avenue	Schiller Park, IL	60176
8	7850 Grant Street	7850 Grant Street	Burr Ridge, IL	60527

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	8	Loan Seller	CREFI
Location (City/State)(1)	Various, IL	Cut-off Date Principal Balance	$51,155,000
Property Type(1)	Industrial	Cut-off Date Principal Balance per SF	$61.48
Size (SF)(1)	832,023	Percentage of Initial Pool Balance	6.6%
Total Occupancy as of Various Dates(2)	93.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of Various Dates(2)	93.6%	Type of Security	Fee Simple
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate	3.62000%
Appraised Value(3)	$83,850,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$7,331,715
Underwritten Expenses	$2,321,259	Escrows(4)
Underwritten Net Operating Income (NOI)	$5,010,456	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,708,928	Taxes	$57,274	$5,727
Cut-off Date LTV Ratio	61.0%	Insurance	$18,484	$9,242
Maturity Date LTV Ratio	61.0%	Replacement Reserve	$0	$6,934
DSCR Based on Underwritten NOI / NCF	2.67x / 2.51x	TI/LC	$0	$17,004
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.2%	Other(5)	$556,346	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$51,155,000	63.9%	Purchase Price	$78,700,000	98.3%
Sponsor Equity	27,003,357	33.7	Origination Costs	744,851	0.9
Other Sources(6)	1,918,598	2.4	Reserves	632,103	0.8
Total Sources	$80,076,955	100.0%	Total Uses	$80,076,955	100.0%

(1)	See “—The Mortgaged Properties” below.

(2)	Based on various underwritten rent rolls dated as of December 27, 2019, with respect to the 26051 South Cleveland and the 2405 West Haven properties, and May 6, 2020, with respect to the other Chicagoland Industrial Portfolio Properties.

(3)	The appraisal dates are January 29, 2020, January 30, 2020 and February 5, 2020.

(4)	See “—Escrows” below.

(5)	The Upfront Other reserve consists of funds for required repairs in the amount of approximately $26,463 and the free rent reserve related to three tenants in the amount of $529,884.

(6)	Other Sources consists of prorations and adjustments including free rent, security deposits, tax escrows and other buyer credits.

■	The Mortgage Loan. The Chicagoland Industrial Portfolio mortgage loan (the “Chicagoland Industrial Portfolio Loan”) is a fixed rate loan secured by first mortgages encumbering the borrowers’ fee simple interests in eight industrial properties located in the counties surrounding Chicago, Illinois (the “Chicagoland Industrial Portfolio Properties”). The Chicagoland Industrial Portfolio Loan is evidenced by a promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $51,155,000 representing approximately 6.6% of the Initial Pool Balance.

The Chicagoland Industrial Portfolio Loan was originated by Citi Real Estate Funding Inc. (“CREFI”) on March 3, 2020. The Chicagoland Industrial Portfolio Loan has a 10-year interest-only term and accrues interest at a fixed rate of 3.62000% per annum. The Chicagoland Industrial Portfolio Loan proceeds were used to fund the acquisition of the Chicagoland Industrial Portfolio Properties, fund upfront reserves and pay origination costs.

The Chicagoland Industrial Portfolio Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The scheduled maturity date of the Chicagoland Industrial Portfolio Loan is March 6, 2030. Voluntary prepayment of the Chicagoland Industrial Portfolio Loan is permitted on or after December 6, 2029 without a payment of any prepayment premium. Defeasance of the Chicagoland Industrial Portfolio Loan is permitted at any time after the second anniversary of the securitization closing date.

■	The Mortgaged Properties. The Chicagoland Industrial Portfolio Properties are comprised of eight industrial buildings across Illinois with 10 total tenants that have a remaining weighted average lease term of approximately 11.3 years. The Chicagoland Industrial Portfolio Properties were built between 1976 and 2020, consist of 832,023 SF in the aggregate and were 93.6% occupied as of December 27, 2019, with respect to the 26051 South Cleveland and the 2405 West Haven properties, and May 6, 2020, with respect to the other Chicagoland Industrial Portfolio Properties. The Chicagoland Industrial Portfolio Properties are leased to tenants in various industries, such as manufacturing and logistics.

As of April 28, 2020, the Chicagoland Industrial Portfolio Properties are open and operating. The April debt service payment has been made. All of the tenants by count, square footage and underwritten base rent have paid rent for

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

April. As of April 28, 2020, the Chicagoland Industrial Portfolio Loan is not subject to any modification or forbearance request.

The following table presents certain information relating to the Chicagoland Industrial Portfolio Properties:

Property Name	City, State	Property Subtype	Allocated Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW Base Rent(1)	Sub-Market(2)	Occ. (%)(1)
26051 South Cleveland	Monee, IL	Warehouse / Distribution	$13,500,000	245,388	2019	$22,300,000	$1,261,761	Central Will	100.0%
180 Ryan Drive	Hampshire, IL	Warehouse / Distribution	$11,500,000	156,750	2020	$17,200,000	1,149,576	North Kane / I-90	100.0%
119 East Commerce	Schaumburg, IL	Warehouse / Distribution	$8,500,000	97,966	1995	$12,200,000	887,912	Northwest	100.0%
2405 West Haven	New Lenox, IL	Warehouse / Distribution	$6,000,000	171,394	2018	$15,100,000	646,472	Joliet Area	68.8%
201 Flannigan	Hampshire, IL	Warehouse / Distribution	$4,155,000	50,400	2015	$6,100,000	450,431	North Kane / I-90	100.0%
3415 Ohio Avenue	St. Charles, IL	Warehouse / Distribution	$3,900,000	51,200	1979	$5,600,000	426,148	Central Kane / Dupage	100.0%
7850 Grant Street	Burr Ridge, IL	Flex	$1,900,000	21,425	1992	$2,850,000	242,412	South I55 Corridor	100.0%
9501 Winona	Schiller Park, IL	Warehouse / Distribution	$1,700,000	37,500	1976	$2,500,000	322,130	West Cook I	100.0%
Total			$51,155,000	832,023		$83,850,000	$5,386,842		93.6%

(1)	Based on various underwritten rent rolls dated as of December 27, 2019, with respect to the 26051 South Cleveland and the 2405 West Haven properties, and May 6, 2020, with respect to the other Chicagoland Industrial Portfolio Properties.

(2)	Source: Appraisal.

The 26051 South Cleveland property is an industrial warehouse/distribution property totaling 245,388 SF located on a 12.74-acre site. The 26051 South Cleveland property was built in 2019 and consists of a single-story building and 123 surface parking spaces for a parking ratio of 0.5 spaces per 1,000 SF. The building features 32-foot clear height, 29 loading doors and two truck doors. The largest tenant at the 26051 South Cleveland property is Great Western Malting Company (125,000 SF) which has a lease that expires on April 30, 2030. The second largest tenant at the 26051 South Cleveland property is Barrel Accessories & Supply (120,388 SF) which has a lease that expires on May 31, 2027.

The 180 Ryan Drive property is an industrial warehouse/distribution property totaling 156,750 SF located on a 14.74-acre site. The 180 Ryan Drive property was built in 2020 and consists of one, single-story building and 111 surface parking spaces for a parking ratio of 0.71 spaces per 1,000 SF. The building features 33-foot clear height, 16 loading doors and two truck doors. The sole tenant at the 180 Ryan Drive property is Pet-Ag, Inc. (156,750 SF) which has a lease that expires on July 31, 2034.

The 119 East Commerce property is an industrial warehouse/distribution property totaling 97,966 SF located on a 5.0-acre site. The 119 East Commerce property was built in 1995 and renovated in 2017 and consists of one, single-story building and 162 surface parking spaces for a parking ratio of 1.65 spaces per 1,000 SF. The building features approximately 25-foot clear height, three loading doors and one truck door. The sole tenant at the 119 East Commerce property is Plastic Specialties & Technology (97,966 SF) which has a lease that expires on December 31, 2041.

The 2405 West Haven property is an industrial warehouse/distribution property totaling 171,394 SF located on a 10.52-acre site. The 2405 West Haven property was built in 2018 and consists of one, single-story building and 125 surface parking spaces for a parking ratio of 0.73 spaces per 1,000 SF. The building features 32-foot clear height, 24 loading doors and three truck doors. The largest tenant at the 2405 West Haven property is McWANE, Inc. (67,300 SF) which has a lease that expires on February 28, 2030. The second largest tenant at the 2405 West Haven property is Far North International, LLC (50,699 SF) which has a lease that expires on June 30, 2022. There is 53,395 SF of vacant space at the 2405 West Haven property, representing approximately 31.2% of total GLA of the 2405 West Haven property and, approximately 6.4% of the total GLA of the Chicagoland Industrial Portfolio Properties.

The 201 Flannigan property is an industrial warehouse/distribution property totaling 50,400 SF located on a 4.55-acre site. The 201 Flannigan property was built in 2015 and consists of one, single-story building and 26 surface parking spaces for a parking ratio of 0.52 spaces per 1,000 SF. The building features 30-foot clear height, six loading

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

doors and five truck doors. The sole tenant at the 201 Flannigan property is Adisseo USA Inc. (50,400 SF) which has a lease that expires on May 31, 2031.

The 3415 Ohio Avenue property is an industrial warehouse/distribution property totaling 51,200 SF located on a 7.14-acre site. The 3415 Ohio Avenue property was built in 1979 and consists of one, single-story building and 31 surface parking spaces for a parking ratio of 0.61 spaces per 1,000 SF. The building features 20-foot clear height, six loading doors and one truck door. The sole tenant at the 3415 Ohio Avenue property is Aluma Systems Concrete Construction (51,200 SF) which has a lease that expires on July 31, 2028. Aluma Systems Concrete Construction has the option to terminate its lease effective on June 30, 2023 with 12 months’ notice and payment of a $600,000 termination fee.

The 7850 Grant Street property is an industrial flex property totaling 21,425 SF that is 39.0% office and is located on a 2.29-acre site. The 7850 Grant Street property was built in 1992 and consists of one, single-story building and 111 surface parking spaces for a parking ratio of 5.18 spaces per 1,000 SF. The building features 20-foot clear height, two loading doors and one truck door. The sole tenant at the 7850 Grant Street property, Ricardo, Inc, subleases 100% of its space (21,425 SF) to Power Solutions International, Inc. which is coterminous with the original lease, which has a lease that expires on July 31, 2034. Power Solutions International, Inc. pays the same base rent and reimbursements as Ricardo, Inc.

The 9501 Winona property is an industrial warehouse/distribution property totaling 37,500 SF located on a 1.39-acre site. The 9501 Winona property was built in 1976 and renovated in 1989, and consists of one, single-story building and 43 surface parking spaces for a parking ratio of 1.15 spaces per 1,000 SF. The building features 17-foot clear height, five loading doors and one truck door. The sole tenant at the 9501 Winona property is QCC, LLC (37,500 SF) which has a lease that expires on December 31, 2028.

The following table presents certain information relating to the ten largest tenants based on underwritten base rent of the Chicagoland Industrial Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Pet-Ag, Inc.	NR/NR/NR	156,750	18.8%	$1,149,576	21.3%	$7.33	7/31/2034	2, 5-year options
Plastic Specialties & Technology	NR/NR/NR	97,966	11.8	887,912	16.5	$9.06	12/31/2041	None
Barrel Accessories & Supply	NR/NR/NR	120,388	14.5	633,948	11.8	$5.27	5/31/2027	2, 5-year options
Great Western Malting Company	NR/NR/NR	125,000	15.0	627,813	11.7	$5.02	4/30/2030	1, 5-year option
Adisseo USA Inc.	NR/NR/NR	50,400	6.1	450,431	8.4	$8.94	5/31/2031	None
Aluma Systems Concrete Construction(2)	NR/NR/NR	51,200	6.2	426,148	7.9	$8.32	7/31/2028	2, 5-year options
McWANE, Inc.	NR/NR/NR	67,300	8.1	348,362	6.5	$5.18	2/28/2030	1, 5-year option
QCC, LLC	NR/NR/NR	37,500	4.5	322,130	6.0	$8.59	12/31/2028	2, 5-year options
Far North International, LLC	NR/NR/NR	50,699	6.1	298,110	5.5	$5.88	6/30/2022	None
Ricardo, Inc.(3)	NR/NR/NR	21,425	2.6	242,412	4.5	$11.31	7/31/2034	2, 5-year options
Total / Wtd. Avg. Major Tenants		778,628	93.6%	$5,386,842	100.0%	$6.92
Vacant		53,395	6.4	0	0.0%	$0.00
Total		832,023	100.0%	$5,386,842	100.0%	$6.92

(1)	Based on various underwritten rent rolls dated as of December 27, 2019, with respect to the 26051 South Cleveland and the 2405 West Haven properties, and May 6, 2020, with respect to the other Chicagoland Industrial Portfolio Properties, with underwritten rent steps of $127,195 through March 1, 2021.

(2)	Aluma Systems Concrete Construction has the option to terminate its lease effective on June 30, 2023 with 12 months’ notice and payment of a $600,000 termination fee.

(3)	Power Solutions International, Inc. subleases 21,425 SF from Ricardo, Inc. expiring on July 31, 2034. Additionally, Power Solutions International, Inc. pays the same base rent and reimbursements as Ricardo, Inc.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

The largest tenant based on underwritten base rent is Pet-Ag, Inc. (156,750 SF; 18.8% of NRA; 21.3% of underwritten base rent). Pet-Ag, Inc. is a private company that manufactures and develops a variety of pet products including nutritional supplements and feeding accessories. Pet-Ag, Inc. leases 156,750 SF at the 180 Ryan Drive property expiring on July 31, 2034 and has two, five-year renewal options and no termination options.

The second largest tenant based on underwritten base rent is Plastic Specialties & Technology (97,966 SF; 11.8% of NRA; 16.5% of underwritten base rent). Plastic Specialties & Technology was founded in 1984, and manufactures gaskets for aerosol valves and trigger pumps used in food/beverage, pharmaceutical, personal care, industrial and household products. Plastic Specialties & Technology also manufactures vinyl compounds used for automotive products, food packaging and wire coating. Plastic Specialties & Technology has several locations and labs in the United States, as well as international locations in Switzerland and India. Plastic Specialties & Technology leases 97,966 SF of space at the 119 East Commerce property which expires in December 2041 and has no termination options.

The third largest tenant based on underwritten base rent is Barrel Accessories & Supply (120,388 SF; 14.5% of NRA, 11.8% of underwritten base rent). Barrel Accessories & Supply was founded in 1946 in the south side of Chicago, and distributes industrial packaging and container products. Their products include drums, containers, pails, cans, jars, bottles, tins, storage bins, lids, drum handlers and lifters, and other accessories. Barrel Accessories & Supply serves a customer base throughout the United States. Barrel Accessories & Supply leases 120,388 SF at the 26051 South Cleveland property which expires on May 31, 2027 and has two, five-year renewal options remaining with no termination options.

The following table presents certain information relating to the lease rollover schedule at the Chicagoland Industrial Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	50,699	6.1	6.1%	298,110	5.5	$5.88	1
2023	0	0.0	6.1%	0	0.0	$0.00	0
2024	0	0.0	6.1%	0	0.0	$0.00	0
2025	0	0.0	6.1%	0	0.0	$0.00	0
2026	0	0.0	6.1%	0	0.0	$0.00	0
2027	120,388	14.5	20.6%	633,948	11.8	$5.27	1
2028	88,700	10.7	31.2%	748,278	13.9	$8.44	2
2029	0	0.0	31.2%	0	0.0	$0.00	0
2030	192,300	23.1	54.3%	976,174	18.1	$5.08	2
2031 & Thereafter	326,541	39.2	93.6%	2,730,332	50.7	$8.36	4
Vacant	53,395	6.4	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	832,023	100.0%		$5,386,842	100.0%	$6.92	10

(1)	Based on the underwritten rent rolls dated as of December 27, 2019, with respect to the 26051 South Cleveland and the 2405 West Haven properties, and May 6, 2020, with respect to the other Chicagoland Industrial Portfolio Properties, with underwritten rent steps of $127,195 through March 1, 2021.

(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the Chicagoland Industrial Portfolio Properties:

Historical Leased %(1)

Most Recent Occupancy(2)
93.6%

(1)	Historical occupancy is not available as two of the properties within the Chicagoland Industrial Portfolio were built in 2019 and 2020, as well as six of the eight properties being leased to single tenants under a triple net lease.

(2)	Based on the underwritten rent rolls dated as of December 27, 2019, with respect to the 26051 South Cleveland and the 2405 West Haven properties, and May 6, 2020, with respect to the other Chicagoland Industrial Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Chicagoland Industrial Portfolio Properties:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten PSF
Base Rental Revenue	$5,259,647	$6.32
Contractual Rent Steps	127,195	$0.15
Total Reimbursement Revenue	1,944,874	$2.34
Market Revenue from Vacant Units	375,116	$0.45
Gross Revenue	$7,706,831	$9.26
Vacancy Loss	(375,116)	($0.45)
Effective Gross Revenue	$7,331,715	$8.81
Total Operating Expenses	2,321,259	$2.79
Net Operating Income	$5,010,456	$6.02
TI/LC	218,326	$0.26
Replacement Reserves	83,202	$0.10
Net Cash Flow	$4,708,928	$5.66

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Historical operating performance and Underwritten Net Cash Flow is not available as two of the properties of the Chicagoland Industrial Portfolio were built in 2019 and 2020, and six of the eight properties are leased to single tenants under triple net leases.

■	Appraisal. According to the appraisals, the Chicagoland Industrial Portfolio Properties had an aggregate “as-is” appraised value of $83,850,000, as of January 29, 2020, January 30, 2020 and February 5, 2020, as applicable.

■	Environmental Matters. According to the Phase I environmental reports dated February 12, 2020 on the Chicagoland Industrial Portfolio Properties there are no recognized environmental conditions or any recommendations for further action at the Chicagoland Industrial Portfolio Properties.

■	Market Overview and Competition.

According to the appraisal, the Chicagoland Industrial Portfolio Properties are located within the Chicago industrial market, which has approximately 1.2 billion SF of space with a vacancy of 5.7% as of the fourth quarter in 2019. The Chicago industrial market currently has approximately 18.6 million SF of industrial real estate under construction as of the fourth quarter in 2019. Average rental rates for the market are reported as $5.30 PSF in Chicago, Illinois.

The 26051 South Cleveland property is located within the Central Will industrial submarket. The Central Will industrial submarket has approximately 5.7 million SF of space, with a vacancy of 4.8%. The Central Will industrial submarket had no industrial real estate new construction and had negative absorption of 34,812 net SF as of year-end 2019. Average rental rates in the Central Will industrial submarket were reported at $7.65 PSF.

The 180 Ryan Drive property and the 201 Flanagan property are located within the North Kane/I-90 industrial submarket. The North Kane/I-90 industrial submarket has approximately 35.4 million SF of space, with a vacancy of 2.8%. The North Kane/I-90 industrial submarket had 511,238 SF of industrial real estate construction in the last calendar year and absorbed 889,634 net SF as of year-end 2019. Average rental rates in the North Kane/I-90 industrial submarket were reported at $6.67 PSF.

The 119 East Commerce property is located within the Northwest Cook industrial submarket. The Northwest Cook industrial submarket has approximately 29.6 million SF of space, with a vacancy of 3.8%. The Northwest Cook industrial submarket had 727,352 SF of industrial real estate construction in the last calendar year and absorbed 740,579 net SF as of year-end 2019. Average rental rates in the Northwest Cook industrial submarket were reported at $4.42 PSF.

The 2405 West Haven property is located within the Joliet Area industrial submarket. The Joliet Area industrial submarket has approximately 85.6 million SF of space, with a vacancy of 11.2%. The Joliet Area industrial

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

submarket had 3,667,026 of SF industrial real estate construction in the last calendar year and absorbed 5,639,881 net SF as of year-end 2019. Average rental rates in the Joliet Area industrial submarket were reported at $5.24 PSF.

The 3415 Ohio Avenue property is located within the Central Kane/DuPage industrial submarket. The Central Kane/DuPage industrial submarket has approximately 56.5 million SF of space, with a vacancy of 5.1%. The Central Kane/DuPage industrial submarket had 1,457,293 SF of industrial real estate construction in the last calendar year and absorbed 1,291,515 net SF as of year-end 2019. Average rental rates in the Central Kane/DuPage industrial submarket were reported at $4.80 PSF.

The 9501 Winona property is located within the West Cook I industrial submarket. The West Cook I industrial submarket has approximately 60.2 million SF of space, with a vacancy of 7.3%. The West Cook I industrial submarket had 1,224,424 SF of industrial real estate construction in the last calendar year and absorbed 883,880 net SF as of year-end 2019. Average rental rates in the West Cook I industrial submarket were reported at $4.12 PSF.

The 7850 Grant Street property is located within the South I-55 Corridor industrial submarket. The South I-55 Corridor industrial submarket has approximately 3.4 million SF of space, with a vacancy of 6.9%. The South I-55 Corridor industrial submarket had zero SF of industrial real estate construction in the last calendar year and had a negative absorption of 142,984 SF as of year-end 2019. Average rental rates in the South I-55 Corridor industrial submarket were reported at $13.85 PSF.

■	The Borrowers. The borrowers are Chicago Nine Industrial Winona LLC, Chicago Nine Industrial Ohio LLC, Chicago Nine Industrial Grant LLC, Chicago Nine Industrial Commerce LLC, Chicago Nine Industrial Haven LLC, Chicago Nine Industrial Cleveland LLC, Chicago Nine Industrial Flannigan LLC and Chicago Nine Industrial Ryan LLC, each a Delaware limited liability company and single purpose entity and each controlled by a sole member having at least one independent director among its managers. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Chicagoland Industrial Portfolio Loan.

The borrower sponsors and non-recourse carveout guarantors are Andrew Hayman and Sheldon Yellen. Andrew Hayman is the President of The Hayman Company, a real estate investment firm founded in 1963 and headquartered in Southfield, Michigan. The Hayman Company provides property management and commercial real estate brokerage services and acquires and operates real estate assets in the United States. The Hayman Company operates over 40,000 apartment units and 16,000,000 SF of commercial space. Sheldon Yellen is the CEO of BELFOR Holdings, Inc., a privately owned holding company that focuses on global disaster recovery and property restoration. BELFOR Holdings, Inc. currently has over 9,200 employees in over 300 offices spanning 34 countries.

■	Escrows. On the origination date of the Chicagoland Industrial Portfolio Loan, the borrowers funded reserves of approximately (i) $57,274 for real estate taxes, (ii) $18,484 for insurance, (iii) $26,463 for required repairs and (iv) $529,884 for a free rent reserve related to three tenants.

Tax Reserve – On each due date, the borrowers are required to deposit reserves of 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $5,727); provided, however, that with respect to the single-tenant properties within the portfolio which are subject to leases pursuant to which the tenants are responsible for paying taxes directly or by way of reimbursements to the borrowers, the ongoing monthly deposits into the tax reserve are partially waived to the extent that such tenants are in fact timely paying/reimbursing such taxes, their leases remain in full force and effect and the lender receives satisfactory evidence of same.

Insurance Reserve – On each due date, the borrowers are required to deposit reserves of 1/12 of the insurance premiums that the lender estimates will be sufficient to pay the insurance premiums due for the renewal of coverage (initially estimated to be approximately $9,242); provided, however, that with respect to the single-tenant properties within the portfolio which are subject to leases pursuant to which the tenants are responsible for obtaining and maintaining insurance coverages otherwise required under the Chicagoland Industrial Portfolio Loan documents by the borrowers, the ongoing monthly deposits into the insurance reserve for payment of premiums are partially

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

waived to the extent that such tenants are in fact maintaining such coverages, such coverages otherwise satisfy the applicable insurance requirements of the Chicagoland Industrial Portfolio Loan documents, the applicable leases remain in full force and effect and the lender receives satisfactory evidence of same.

Replacement Reserve – On each due date, the borrowers are required to deposit approximately $6,934 into a replacement reserve for capital expenditures. The reserve is subject to a cap of $249,606, provided that no Trigger Period (as defined below) exists.

TI/LC Reserve – On each due date, the borrowers are required to deposit approximately $17,004 into a tenant improvements and leasing commissions reserve. The reserve is subject to a cap of $816,172, provided that no Trigger Period exists.

■	Lockbox and Cash Management. The Chicagoland Industrial Portfolio Loan is structured with a springing lockbox and springing cash management. The Chicagoland Industrial Portfolio Loan documents require that following the occurrence of a Restricted Account Trigger Period (as defined below) the borrowers or property manager, as applicable, (i) deposit into the lockbox account, immediately after receipt, all rents and other revenue of any kind received by the borrowers or the property manager with respect to the Chicagoland Industrial Portfolio Properties and (ii) within five days after the occurrence of the Restricted Account Trigger Period, deliver tenant direction letters to the tenants directing such tenants to pay all rents into the lockbox account. Upon the occurrence and during the continuance of a Trigger Period all funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender to be applied and disbursed in accordance with the Chicagoland Industrial Portfolio Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Chicagoland Industrial Portfolio Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Chicagoland Industrial Portfolio Loan. To the extent that no Trigger Period is continuing, all excess cash flow funds are required to be disbursed to the borrowers.

A “Trigger Period” means a period commencing upon the earliest of (i) the occurrence and continuation of an event of default or (ii) the debt yield being less than 7.25% and expiring upon (a) with respect to clause (i) above, the cure (if applicable) of such event of default and (b) with respect to clause (ii) above, the date that the debt yield is equal to or greater than 7.50% for one calendar quarter.

A “Restricted Account Trigger Period” means an event occurring upon the first to occur of (i) a Trigger Period and (ii) the debt yield falling below 8.0%.

■	Property Management. The Chicagoland Industrial Portfolio Properties are managed by The Hayman Company, an affiliate of the borrowers.

■	Current Mezzanine or Subordinate Indebtedness. None.

■    Permitted Future Mezzanine or Subordinate Indebtedness. The borrowers are permitted to incur mezzanine financing (the “Chicagoland Industrial Portfolio Mezzanine Loan”) secured by the 100% direct or indirect equity ownership interest held in the borrowers; provided that certain conditions set forth in the Chicagoland Industrial Portfolio Loan documents are satisfied, which include (without limitation): (i) no event of default exists; (ii) after giving effect to the Chicagoland Industrial Portfolio Mezzanine Loan, the debt yield on the Chicagoland Industrial Portfolio Loan and the Chicagoland Industrial Portfolio Mezzanine Loan combined is equal to or greater than 8.5%, and the combined loan-to-value ratio is equal to or less than 75%; (iii) the holder of the Chicagoland Industrial Portfolio Mezzanine Loan enters into a mezzanine intercreditor agreement with the Chicagoland Industrial Portfolio Loan lender in form and substance reasonably acceptable to the Chicagoland Industrial Portfolio Loan lender and the rating agencies; (iv) the lender of the Chicagoland Industrial Portfolio Mezzanine Loan is acceptable to the Chicagoland Industrial Portfolio Loan lender in its reasonable discretion; and (v) a Rating Agency Confirmation is delivered in connection with the consummation of the Chicagoland Industrial Portfolio Mezzanine Loan.

■   Tax Abatement. The 26051 South Cleveland property benefits from tax increment financing pursuant to a 2018 redevelopment agreement, amended in 2019, pursuant to which the Village of Monee, Illinois, agreed to finance certain project costs associated with the construction and development of the 26051 South Cleveland property. The related appraisal concluded that the benefit of the tax increment financing is approximately $4,014,000 over a 12-

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Chicagoland industrial portfolio

year period ending in or around 2032, which benefit is ultimately passed through to the tenants at the 26051 South Cleveland property, which, pursuant to the terms of their leases, are required to pay property taxes at the 26051 South Cleveland property. The related borrower has covenanted to collaterally assign its interest in the redevelopment agreement to the lender in connection with the origination of the Chicagoland Industrial Portfolio Loan pending formal approval by the Village of Monee, which is expected to occur once municipal meetings are permitted under applicable local and state law. There can be no assurances that such refinancing will remain in effect for the term of the loan, or that the Village of Monee will consent to such collateral assignment.

■	Release of Collateral. Provided no event of default under the Chicagoland Industrial Portfolio Loan is continuing, at any time after the second anniversary of the securitization closing date, the borrowers have the right to obtain the release of any of the Chicagoland Industrial Portfolio Properties subject to the satisfaction of certain conditions set forth in the Chicagoland Industrial Portfolio Loan documents, including, among others: (i) the borrowers deposit with the lender partial defeasance collateral securing the defeased note in an amount equal to the greater of (A) 115% of the allocated loan amount for the applicable Chicagoland Industrial Portfolio Properties being released and (B) the net sales proceeds applicable to such individual properties being released; (ii) such partial defeasance is permitted pursuant to applicable REMIC requirements; (iii) as of the partial defeasance notice date and after giving effect to such partial defeasance, in each case the remaining Chicagoland Industrial Portfolio Properties have (A) a debt yield no less than the greater of (x) the debt yield in effect as of the origination date (approximately 9.8%) and (y) the debt yield in effect immediately prior to such partial defeasance, (B) a debt service coverage ratio greater than the greater of (x) the debt service coverage ratio in effect as of the origination date (approximately 2.51x) and (y) the debt service coverage ratio in effect immediately prior to such partial defeasance, and (C) a loan-to-value ratio no greater than the lesser of (x) the loan-to-value ratio in effect as of the origination date (approximately 61.0%) and (y) the loan-to-value ratio in effect immediately prior to such partial defeasance; and (iv) the borrowers deliver a Rating Agency Confirmation; provided, however, that if after giving effect to a partial defeasance, the outstanding principal balance of the undefeased note would be less than $5,000,000, no such partial defeasance is permitted.

In addition to the foregoing, provided no event of default under the Chicagoland Industrial Portfolio Loan is continuing, at the borrowers’ sole cost and expense, the lender may not unreasonably withhold its consent to a partial release consisting of an undeveloped, economically-neutral portion of the 180 Ryan Drive property in connection with the exercise by Pet-AG, Inc. of the option under its lease to construct additional premises within the 180 Ryan Drive property, subject to the satisfaction of certain conditions set forth in the Chicagoland Industrial Portfolio Loan documents, including, among others, that such release is permitted under REMIC requirements.

■	Terrorism Insurance. The Chicagoland Industrial Portfolio Loan documents require that the “all-risk” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the Chicagoland Industrial Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the Chicagoland Industrial Portfolio Properties until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See "Risk Factors— Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Los Angeles, California		Cut-off Date Principal Balance(3)		$50,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(2)		$218.27
Size (SF)	2,519,787		Percentage of Initial Pool Balance		6.5%
Total Occupancy as of 3/27/2020(1)	81.4%		Number of Related Mortgage Loans		None
Owned Occupancy as of 3/27/2020(1)	81.4%		Type of Security		Fee Simple
Year Built / Latest Renovation	1971 / 2018		Mortgage Rate		2.44000%
Appraised Value	$1,330,000,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		120

Underwritten Revenues	$120,349,190
Underwritten Expenses	$52,577,754		Escrows(4)
Underwritten Net Operating Income (NOI)	$67,771,436			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$62,415,934		Taxes	$0	$0
Cut-off Date LTV Ratio(2)	41.4%		Insurance	$0	$0
LTV Ratio at Maturity(2)	41.4%		Replacement Reserves(5)	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	4.98x / 4.59x		TI/LC(5)	$15,444,167	$0
Debt Yield Based on Underwritten NOI / NCF(2)	12.3% / 11.3%		Other(6)	$24,456,803	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$550,000,000	99.4%	Loan Payoff	$510,771,863	92.3%
Principal’s New Cash Contribution	3,576,824	0.6	Reserves	39,900,970	7.2
			Origination Costs	2,903,991	0.5

Total Sources	$553,576,824	100.0%	Total Uses	$553,576,824	100.0%

(1)	Total Occupancy and Owned Occupancy includes two tenants that have executed leases but have not yet taken occupancy or begun paying rent. Trapani Dickins & Assoc. (2,670 SF) has executed a lease and is anticipated to take occupancy and begin paying rent in July 2020 and Cresa (966 SF) has executed a lease and is anticipated to take occupancy and begin paying rent in November 2020. We cannot assure you that the tenants will take occupancy or begin paying rent as anticipated or at all.
(2)	Calculated based on the aggregate outstanding principal balance of the City National Plaza Whole Loan. See “—The Mortgage Loan” below.
(3)	The Cut-off Date Balance of $50,000,000 represents the non-controlling note A-5, which is part of the City National Plaza Whole Loan consisting of nine pari passu promissory notes with an aggregate original principal balance of $550,000,000.
(4)	See “—Escrows” below.
(5)	Replacement Reserves are capped at $1,006,753.68 and TI/LC reserves are capped at $7,550,652.
(6)	Other Upfront reserves represent a debt service reserve of $13,606,389 and a free rent reserve of $10,850,414. See “—Escrows” below.

■	The Mortgage Loan. The City National Plaza mortgage loan (the “City National Plaza Loan”) is part of a whole loan with an aggregate outstanding principal balance as of the Cut-off Date of $550,000,000 (the “City National Plaza Whole Loan”), which is secured by the borrower’s fee simple interest in a 2,519,787 SF, Class A office tower complex in Los Angeles, California (the “City National Plaza Property”). The City National Plaza Whole Loan is comprised of nine pari passu notes, one of which note A-5 with an original and outstanding principal balance as of the Cut-off Date of $50,000,000 is being contributed to the GSMS 2020-GC47 securitization trust and represents approximately 6.5% of the Initial Pool Balance.

The City National Plaza Whole Loan was co-originated by Morgan Stanley Bank, N.A. (“MSBNA”) and Goldman Sachs Bank USA (“GSBI”) on March 25, 2020.

The City National Plaza Whole Loan has a 10-year interest-only term and accrues interest at a fixed rate of 2.44000% per annum. The City National Plaza Whole Loan proceeds were used to refinance existing debt on the City National Plaza Property, fund reserves and pay origination costs.

The City National Plaza Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date of the City National Plaza Whole Loan is April 1, 2030. At any time, the City National Plaza Whole Loan may be voluntarily prepaid (in whole, but not in part) with a prepayment fee equal to the greater of the yield maintenance amount or 1% of the unpaid principal balance as of the prepayment date. Voluntary prepayment of the City National Plaza Whole Loan (in whole, but not in part) without payment of a yield maintenance premium is permitted on or after the due date in October 2029. Defeasance of the City National Plaza Whole Loan with direct, noncallable obligations of the United States of America or other obligations which are “government securities” is permitted under the City National Plaza Whole Loan documents at any time after the earlier of (i) March 25, 2023 or (ii) the second anniversary of the securitization that includes the last note of the City National Plaza Whole Loan to be securitized.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The relationship between the holders of the notes is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

The table below summarizes the promissory notes that comprise the City National Plaza Whole Loan.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Note A-1, A-2, A-3, A-4	$330,000,000	$330,000,000	MSBNA(1)	Yes
Note A-5	50,000,000	50,000,000	GSMS 2020-GC47	No
Note A-6, A-7, A-8, A-9	170,000,000	170,000,000	GSBI(1)	No
Total	$550,000,000	$550,000,000

(1)	The controlling note is note A-1. The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The City National Plaza Property is comprised of two Class A office towers and a three story building containing office and ground level retail and two levels of parking, which cover a full city block between Figueroa Street and Flower Street in downtown Los Angeles. Each office tower has 52 stories and approximately 1.2 million SF. The City National Plaza Property has a total of 3,272 parking stalls and 123,375 SF of retail space. The City National Plaza Property was 81.4% leased as of March 27, 2020.

The City National Plaza Property features a mix of business, financial, and law firm tenants led by the headquarters of City National Bank, a subsidiary of Royal Bank of Canada, and Paul Hastings, LLP (#26, ranked by gross revenue, on The American Lawyer’s 2019 AmLaw 200 (“AmLaw 200”)). Investment grade or AmLaw 200 tenants account for approximately 39.7% of the City National Plaza Property’s total square footage. Other than City National Bank, no tenant generates more than 6.9% of the total rent or occupies more than 6.5% of the total square footage at the City National Plaza Property. As a result, based on the underwritten rent roll as of March 27, 2020, no more than 8.6% of the total square footage rolls in any given year during the term of the City National Plaza Loan.

Seven other AmLaw 200 law firms are tenants at the City National Plaza Property including Jones Day (AmLaw 200 #9), Kirkland & Ellis (AmLaw 200 #1), White and Case (AmLaw 200 #11) and Norton Rose Fulbright (AmLaw 200 #10). Other tenants at the City National Plaza Property include UBS Financial Services, Boston Consulting Group and the headquarters of Colony Capital Advisors, LLC.

The indirect owners of the borrower sponsor acquired the City National Plaza Property for $858.0 million ($340 PSF) in 2013 and, since then have invested approximately $193.0 million of equity in the City National Plaza Property as part of their strategic business plan to upgrade tenant space, tenant amenities and street presence along Flower and Figueroa Streets. The indirect owners of the borrower sponsor also converted previously unused mechanical space atop the North Tower into building-top tenant space which provides 36-foot ceiling heights, 27-foot windows and outdoor space.

As of April 28, 2020, the City National Plaza Property is open however all retail tenants are closed and most, if not all, office tenants are working remotely. The City National Plaza Whole Loan was originated on March 25, 2020 and at origination the borrower sponsor established and funded a 12-month debt service reserve. Approximately 79% of the tenants by count have paid rent for April representing approximately 91% of the square footage and 92% of underwritten base rent. Two retail tenants representing approximately 0.3% of underwritten base rent, requested and were granted rent relief for the month of April. As of April 28, 2020, the City National Plaza Whole Loan is not subject to any modification or forbearance request.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

The following table presents certain information relating to the tenants at the City National Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA(3)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
City National Bank	NR/Aa2/AA-	343,538	13.6%	$10,024,946	17.2%	$29.18	Various(4)	2, 5-year options
Paul Hastings, LLP	NR/NR/NR	140,891	5.6	3,999,895	6.9	$28.39	8/31/2032(5)	2, 5-year options
Jones Day(6)	NR/NR/NR	163,680	6.5	3,893,674	6.7	$23.79	Various(7)	1, 5 or 10-year option
M. Arthur Gensler Jr. & Associates	NR/NR/NR	87,165	3.5	2,634,321	4.5	$30.22	Various(8)	2, 5-year options
Federal Insurance Company	NR/NR/NR	77,450	3.1	2,165,502	3.7	$27.96	2/29/2024	2, 5-year options
Kirkland & Ellis	NR/NR/NR	70,677	2.8	2,079,010	3.6	$29.42	12/31/2034	2, 5-year options
White and Case	NR/NR/NR	61,251	2.4	1,711,362	2.9	$27.94	8/31/2030	None
Boston Consulting Group	NR/NR/NR	45,476	1.8	1,540,272	2.6	$33.87	1/31/2029	2, 5-year or 2, 7-year options
RSM McGladrey	NR/NR/NR	50,970	2.0	1,504,634	2.6	$29.52	4/30/2027	2, 5-year options
U.S. Telepacific	NR/NR/NR	54,560	2.2	1,476,394	2.5	$27.06	12/31/2022	2, 5-year options
Total / Wtd. Avg.		1,095,658	43.5%	$31,030,011	53.4%	$28.32
Remaining Owned Tenants(9)		956,533	38.0	27,100,025	46.6	$28.33
Vacant Spaces (Owned Space)		467,596	18.6	0	0.0	$0.00
Totals / Wtd. Avg. All Owned Tenants		2,519,787	100.0%	$58,130,036	100.0%	$28.33

(1)	Based on the underwritten rent roll as of March 27, 2020.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Borrower’s owned space.
(4)	City National Bank leases 25,531 SF of office space scheduled to expire on August 31, 2022, 7,368 SF of office space scheduled to expire on June 30, 2023 and 302,859 SF of office space and 7,780 of retail space scheduled to expire on December 31, 2031.
(5)	Paul Hastings, LLP has the option to terminate its lease effective August 31, 2029 with 18 to 21 months’ notice and a penalty equal to three months’ rent and unamortized tenant improvements, leasing commissions, and free rent.
(6)	Jones Day subleases 27,280 SF of its space at a base rent of $32.94 PSF to Haight, Brown & Bonesteel LLP through October 15, 2021. UW Base Rent is based on the contractual rent under the prime lease.
(7)	Jones Day leases 54,560 SF of office space scheduled to expire on November 30, 2021 and 109,120 SF of office space scheduled to expire on November 30, 2026.
(8)	M. Arthur Gensler Jr. & Associates leases 32,048 SF of office space scheduled to expire on August 31, 2024 and 55,117 SF of office space scheduled to expire on October 31, 2031.
(9)	Includes Trapani Dickins & Assoc. (2,670 SF) and Cresa (966 SF), which have executed leases but have yet to take occupancy or begin paying rent.

The following table presents certain information relating to the lease rollover schedule at the City National Plaza Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	14,563	0.6%	0.6%	$289,716	0.5%	$19.89	10
2020	2,518	0.1	0.7%	69,752	0.1	$27.70	2
2021	195,468	7.8	8.4%	4,897,900	8.4	$25.06	16
2022	216,492	8.6	17.0%	6,140,357	10.6	$28.36	15
2023	39,506	1.6	18.6%	1,127,043	1.9	$28.53	9
2024	129,421	5.1	23.7%	3,736,243	6.4	$28.87	10
2025(3)	67,411	2.7	26.4%	1,858,312	3.2	$27.57	5
2026	170,221	6.8	33.2%	4,469,918	7.7	$26.26	11
2027	180,392	7.2	40.3%	5,289,794	9.1	$29.32	13
2028	149,875	5.9	46.3%	4,273,172	7.4	$28.51	9
2029(4)	155,718	6.2	52.4%	4,758,240	8.2	$30.56	12
2030	126,002	5.0	57.4%	3,596,973	6.2	$28.55	7
2031 & Thereafter	604,604	24.0	81.4%	17,622,618	30.3	$29.15	27
Vacant	467,596	18.6	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	2,519,787	100.0%		$58,130,036	100.0%	$28.33	146

(1)	Calculated based on approximate square footage occupied by the tenants.
(2)	UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent as of March 27, 2020.
(3)	Includes Trapani Dickins & Assoc. (2,670 SF), which has executed a lease but has yet to take occupancy or begin paying rent.
(4)	Includes Cresa (966 SF), which has executed a lease but has yet to take occupancy or begin paying rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

The following table presents certain information relating to historical occupancy at the City National Plaza Property:

Historical Leased %(1)

2017	2018	2019	As of 3/27/2020
89.5%	82.4%	81.8%	81.4%

(1)	As provided by the borrower and reflects occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the City National Plaza Property:

Cash Flow Analysis(1)

	2017	2018	2019(2)	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$55,423,644	$54,524,638	$54,611,685	$58,130,036	$23.07
Credit Tenant Straight-line(4)	0	0	0	5,116,750	2.03
Rent Steps(5)				2,135,374	0.85
Rent Abatements	(11,557,059)	(8,942,734)	(3,033,375)	0	0.00
Total Minimum Rent	$43,866,585	$45,581,904	$51,578,310	$65,382,161	$25.95
Tenant Recoveries	28,183,139	32,341,562	36,617,155	38,417,266	15.25
Other Income(6)	15,958,424	16,237,063	16,549,764	16,549,764	6.57
Vacancy & Credit Loss	0	0	0	0	0.00
Effective Gross Income	$88,008,148	$94,160,529	$104,745,229	$120,349,190	$47.76

Total Reimbursable Expenses	$45,012,244	$46,784,089	$47,613,795	$47,613,795	$18.90
Total Non-Reimbursable Expenses	4,654,990	4,591,940	4,963,959	4,963,959	1.97
Total Operating Expenses	$49,667,234	$51,376,029	$52,577,754	$52,577,754	$20.87

Net Operating Income	$38,340,914	$42,784,500	$52,167,475	$67,771,436	$26.90
TI/LC	0	0	0	4,725,391	1.88
Capital Expenditures	0	0	0	630,111	0.25
Net Cash Flow	$38,340,914	$42,784,500	$52,167,475	$62,415,934	$24.77

(1)	Non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The increase in Total Minimum Rent, Effective Gross Income, Net Operating Income and Net Cash Flow from 2019 to Underwritten was a result of (i) the straight line credit rent step increments over the lease term (for investment grade and AmLaw 200 tenants) and (ii) contractual rent steps through April 1, 2021.
(3)	Underwritten Base Rent reflects in-place rents as of March 27, 2020. Underwritten Base Rent includes the base rent for Trapani Dickins & Assoc. and Cresa, which have executed leases but have yet to take occupancy or begin paying rent.
(4)	Reflects the straight line credit rent step increments over the lease term (for investment grade and AmLaw 200 tenants).
(5)	Based on contractual rent steps through April 1, 2021.
(6)	Other Income consists of percentage rent, telecom income, storage income, parking income and other miscellaneous income.

■	Appraisal. According to the appraisal, the City National Plaza Property had an “as-is” appraised value of $1,330,000,000 as of March 2, 2020.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$1,340,000,000	NAP	5.00%
Income Capitalization Approach	$1,330,000,000	6.75%	5.50%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated March 17, 2020, there are no recognized environmental conditions or recommendations for further action at the City National Plaza Property.

■	Market Overview and Competition. According to the appraisal, the City National Plaza Property is located in the Downtown Financial District of Los Angeles and covers the block bound by 5th Street on the north, 6th Street on the south, Figueroa Street on the west and Flower Street on the east. According to the appraisal, the City National Plaza Property is within one block of Union Bank Plaza, US Bank Tower (OUE Tower), Figueroa at Wilshire and Grand Wilshire office towers. The 7th Street Metro subway station is two blocks south of, and the InterContinental Hotel and the Westin Bonaventure Hotel are each within one block of, the City National Plaza Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

According to the appraisal, the City National Plaza Property is located within the Downtown office submarket of the Los Angeles office market. The Los Angeles office market contains approximately 204.0 million SF of space in the aggregate. The Downtown office submarket is the largest submarket, comprising 18.8% of the Los Angeles office market's total inventory. As of year-end 2019, the Downtown office submarket had an existing inventory of approximately 38.4 million SF, a vacancy rate of 14.1% and an average asking rent of $43.50 PSF. As of year-end 2019, the Los Angeles office market had a vacancy rate of 14.0% and an average asking rent of $40.48 PSF.

The following table presents certain information relating to the primary office competition for the City National Plaza Property:

Competitive Set – Comparable Office Rents(1)

Location	Total GLA (SF)	Tenant Name	Lease Date / Term	Lease Area (SF)	Monthly Base Rent PSF	Lease Type
City National Plaza Los Angeles, CA	2,519,787
444 Flower Street Los Angeles, CA	914,343	Cannon Design	July 2020 / 10.8 yrs.	14,973	$30.00	Net
300 South Grand Avenue Los Angeles, CA	1,047,062	Law Firm	March 2020 / 10.7 yrs.	13,082	$26.00	Net
550 South Hope Street Los Angeles, CA	590,207	Law Firm	September 2019 / 6.5 yrs.	9,496	$27.00	Net
633 West 5th Street Los Angeles, CA	1,432,539	Law Firm	September 2019 / 6.4 yrs.	17,551	$32.00	Net
445 South Figueroa Street Los Angeles, CA	627,344	Engineering Firm	September 2019 / 5.5 yrs.	11,694	$43.50	Gross
350 South Grand Avenue Los Angeles, CA	1,332,773	Law Firm	June 2019 / 11.0 yrs.	21,500	$43.20	Gross
333 South Hope Street Los Angeles, CA	1,432,285	Communications Firm	May 2019 / 3.0 yrs.	9,745	$27.18	Net
725 South Figueroa Street Los Angeles, CA	915,316	Insurance Firm	April 2019 / 7.7 yrs.	28,466	$27.00	Net

(1)	Source: Appraisal.

The following table presents certain information relating to the primary retail competition for the City National Plaza Property:

Competitive Set – Comparable Retail Rents(1)

Location	Tenant Name	Lease Date / Term	Lease Area (SF)	Monthly Base Rent PSF	Lease Type
City National Plaza Los Angeles, CA
350 South Grand Avenue Los Angeles, CA	Asking Retail	March 2020 / 5 yrs.	4,350	$36.00	Net
701 West Cesar Estrada Chavez Avenue Los Angeles, CA	EOS Fitness	June 2019 / 15 yrs.	38,134	$24.84	Net
1100 South Hope Street Los Angeles, CA	N/A	January 2019 / 5 yrs.	1,100	$41.40	Net
330-340 East 2nd Street Los Angeles, CA	Active Listing	March 2020 / NAP	1,300	$42.00	Net
760 South Hill Street Los Angeles, CA	Confidential	January 2018 / 5 yrs.	10,508	$48.00	Net

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

■	The Borrower. The borrower is FSP – South Flower Street Associates, LLC, a “recycled” Delaware limited liability company and single purpose entity with two independent managers. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the City National Plaza Whole Loan. Fifth Street Properties, LLC, a Delaware limited liability company and the sole member of the borrower, is the borrower sponsor. There is no nonrecourse carve-out guarantor or separate environmental indemnitor with respect to the City National Plaza Whole Loan.

Fifth Street Properties, LLC is a joint venture owned by California Public Employees’ Retirement System (“CalPERS”) (99.7% membership interest) and CommonWealth Pacific, LLC, a Delaware limited liability company (“CWP”) (0.3% membership interest). Fifth Street Properties, LLC invests in Class A properties located in six primary coastal United States markets, including the City National Plaza Property.

As of October 31, 2019, CalPERS had approximately $371.2 billion of assets under management. CalPERS serves more than 1.9 million members and the CalPERS health program administers benefits for approximately 1.5 million members and their families.

CWP is a privately held, vertically integrated real estate investment, development, and management firm based in Los Angeles. CWP has executed over $13.0 billion of transactions in partnership with CalPERS since 1998 and is CalPERS’ exclusive partner for domestic, core office investment and has been designated as one of only five strategic partners for CalPERS’ overall real estate program.

■	Escrows. At loan origination, the borrower deposited approximately (i) $15,444,167 into a rollover reserve, (ii) $10,850,414 into a free rent reserve and (iii) $13,606,389 into a debt service reserve. The City National Plaza Whole Loan documents require the debt service reserve be used to make monthly debt service payments for the first 12 months of the City National Plaza Whole Loan.

Tax Reserve – On each due date during the continuance of a City National Trigger Period, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the annual real estate taxes, as the lender estimates will be payable during the ensuing 12-month period.

Insurance Reserve – On each due date during the continuance of a City National Trigger Period, the borrower is required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12 of insurance premiums, as the lender estimates will be payable for the renewal of the coverage afforded by the policies, provided that reserves for insurance premiums will be waived if the City National Plaza Property is covered by a blanket insurance policy.

Capital Expenditure Reserve – On each due date during the continuance of a City National Trigger Period, the borrower is required to deposit into a capital expenditure reserve, on a monthly basis, an amount equal to approximately $41,948.07 (approximately $0.20 per SF annually) to be capped at an amount equal to approximately two years of collections.

Rollover Reserve – During the continuance of a City National Trigger Period, the borrower is required to (i) make monthly deposits in an amount equal to approximately $314,610.50 (approximately $1.50 PSF annually) for approved tenant improvements and leasing commissions (with the amount in the rollover reserve account to be capped at an amount equal to approximately two years of collections), and (ii) deposit all sums paid to the borrower with respect to (a) a modification of any lease or otherwise paid in connection with the borrower taking any action under any lease (e.g., granting a consent) or waiving any provision thereof, (b) any settlement of claims of the borrower against third parties in connection with any lease (other than any amounts owed on account of past due rents), and (c) any rejection, termination, surrender or cancellation of any lease (including in any bankruptcy case) or any lease buy-out or surrender payment from any tenant (including any payment relating to unamortized tenant improvements and/or leasing commissions).

Letters of Credit - The borrower is permitted under the City National Plaza Whole Loan documents to deliver a letter of credit meeting the requirements of the City National Plaza Whole Loan documents in lieu of cash reserves for the capital expenditure reserve and/or the rollover reserve.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

A “City National Trigger Period” means the occurrence and continuation of (i) an event of default under the City National Plaza Whole Loan documents or any mezzanine loan until cured or (ii) if and when, as of the last day of any calendar quarter, the debt yield is less than 6.50% for two consecutive calendar quarters until the City National Plaza Property has achieved a debt yield of at least 6.50% for two consecutive calendar quarters.

Provided no event of default under the City National Plaza Whole Loan documents is continuing, the borrower has the right to avoid the commencement, or terminate the continuance, of a City National Trigger Period by delivering to the lender additional collateral in the form of a letter of credit and/or cash that is reasonably acceptable to the lender and that would, when subtracted from the then-outstanding principal balance of the City National Plaza Whole Loan, result in a debt yield (as calculated under the City National Plaza Whole Loan documents) equal to or greater than 6.50% (provided that the aggregate notional amount of all outstanding letters of credit delivered may at no time exceed 10% of the principal indebtedness unless the borrower has delivered a new non-consolidation opinion).

■	Lockbox and Cash Management. The City National Plaza Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to direct all existing and future tenants of the City National Plaza Property to directly deposit all rents into a clearing account controlled by the lender. Provided no City National Trigger Period exists, the funds in the clearing account are required to be swept on a daily basis into the borrower’s operating account. During the continuance of a City National Trigger Period, amounts deposited in the clearing account are required to be swept on a daily basis into a cash management account established by the lender.

■	Property Management. The City National Plaza Property is managed by Commonwealth Partners Management Services, L.P., an affiliate of the borrower, pursuant to a management agreement. Under the City National Plaza Whole Loan documents, the lender may require the borrower to terminate any management agreement and replace the applicable property manager if: (i) an event of default under the City National Plaza Whole Loan documents exists, (ii) there exists a material default by the property manager under the management agreement beyond all applicable notice and cure periods, or (iii) the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding or (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the City National Plaza Whole Loan documents, the borrower may, without the lender’s approval and without a Rating Agency Confirmation, terminate the management agreement and replace the manager with certain qualified managers as set forth in the City National Plaza Whole Loan documents.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness The borrower sponsor is permitted from and after the earlier to occur of (a) March 25, 2021 and (b) the securitization of the City National Plaza Whole Loan, to obtain one or more mezzanine loans not to exceed $180,000,000 in the aggregate from an entity meeting the requirements under the loan agreement and secured by a pledge in the equity interests in the borrower, so long as: (i) no event of default is continuing at any time from the delivery of the mezzanine loan election through and including the date that the mezzanine loan is advanced; (ii) the mezzanine loan is in an amount that when added to the City National Plaza Whole Loan will result in (A) a combined loan to “as-is” appraised value ratio of the City National Plaza Property of no more than 60.0%; (B) a combined debt service coverage ratio (based on the City National Plaza Whole Loan and the proposed mezzanine loan) of not less than 2.00x and (C) a combined debt yield of equal to or greater than 8.5%; (iii) the mezzanine loan is secured by an equity pledge encumbering direct and indirect ownership interests in the borrower (and not any collateral securing the City National Plaza Whole Loan); (iv) the mezzanine loan will be coterminous with the City National Plaza Whole Loan; (v) at least ten business days prior to the closing of the mezzanine loan, the borrower delivers a new appraisal to the lender; and (vi) the mezzanine lender enters into a customary intercreditor agreement with the lender reasonably acceptable to the lender and acceptable to any applicable rating agency. Additionally, such financing will be subject to receipt by the lender of Rating Agency Confirmations from the applicable rating agencies.

■	Release of Collateral. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

city national plaza

■	Terrorism Insurance. The City National Plaza Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the City National Plaza Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the City National Plaza Property until the completion of restoration or the expiration of 24 months, with a 12-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $100,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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555 10th avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

SKY-TOP POOL, SUNDECK
& CLUBROOM
RESIDENTIAL
OUTDOOR RESIDENT
LOUNGE, DOG RUN,
INDOOR POOL, GYM
SUCCESS ACADEMY
CHARTER SCHOOL
RETAIL
CELLAR
24/7 GYM, BOWLING
KID'S PLAYROOM
PET SERVICES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	New York, New York	Cut-off Date Balance(2)		$50,000,000
Property Type	Multifamily	Cut-off Date Balance per Unit(1)		$440,468.23
Size (Units)	598	Percentage of Initial Pool Balance		6.5%
Total Occupancy as of 3/30/2020	96.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/30/2020	96.3%	Type of Security		Leasehold
Year Built / Latest Renovation	2017 / NAP	Mortgage Rate		3.52000%
Appraised Value	$885,200,000	Original Term to Maturity (Months)		119
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		119

Underwritten Revenues	$35,265,555
Underwritten Expenses	$8,036,908	Escrows(3)
Underwritten Net Operating Income (NOI)	$27,228,647		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$26,942,173	Taxes	$47,223	$23,612
Cut-off Date LTV Ratio(1)	29.8%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	29.8%	Replacement Reserve	$0	$9,395
DSCR Based on Underwritten NOI / NCF(1)	2.90x / 2.87x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.3% / 10.2%	Other(4)	$8,438,150	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$400,000,000	74.1%	Payoff Existing HFA Loan	$324,000,000	60.0%
Mezzanine Loan Amount	140,000,000	25.9	Payoff Existing EB-5 Loan	100,000,000	18.5
			RXR Credit Facility Pay Down(5)	83,009,000	15.4
			Origination Costs(6)	22,939,849	4.2
			Reserves(7)	8,485,373	1.6
			Stub Interest	1,565,778	0.3

Total Sources	$540,000,000	100.0%	Total Uses	$540,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 555 10th Avenue Senior Pari Passu Notes (as defined below) and exclude the outstanding principal balance of the 555 10th Avenue Junior Non-Trust Note (as defined below). Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI, DSCR Based on Underwritten NCF, Debt Yield Based on Underwritten NOI, Debt Yield Based on Underwritten NCF, and Cut-off Date Balance per Unit based on the aggregate outstanding principal balance of the 555 10th Avenue Whole Loan (as defined below) are 45.2%, 45.2%, 1.91x, 1.89x, 6.8%, 6.7%, and approximately $668,896, respectively.
(2)	The Cut-off Date Balance of $50,000,000 represents the non-controlling notes A-2 and A-3 which are part of a whole loan evidenced by four notes having an aggregate outstanding principal balance as of the Cut-off Date of $400,000,000. The related companion loans are evidenced by (i) one senior pari passu note with an outstanding principal balance as of the Cut-off Date of $213,400,000 and (ii) one junior note with an outstanding principal balance as of the Cut-off Date of $136,600,000.
(3)	See “—Escrows” below.
(4)	Other Upfront escrows include $366,667 for ground rent, $3,000,000 for free rent, $1,000,000 for mezzanine debt service and $4,071,483 for prepaid residential rents.
(5)	A portion of the total loan proceeds was used to pay down an existing multi-asset upper-tier credit facility provided by RXR Realty. In connection with the pay down, the 555 10th Avenue Property (as defined below) was released and the credit facility was amended to remove certain covenants relating to the 555 10th Avenue Property. The remaining collateral for the RXR credit facility no longer includes the pledge of any direct or indirect ownership interest in the 555 10th Avenue Property.
(6)	Origination Costs include items such as the loan origination fee, HFA exit fees and prepayment penalties.
(7)	On the origination date, the borrower deposited (i) $47,223 into a real estate tax reserve, (ii) $366,667 into a ground rent reserve, (iii) $3,000,000 into a free rent reserve for existing leases and anticipated future leases that are or will be subject to gap rent, free rent periods, rent abatements or rent reductions, released on a fixed monthly schedule, (iv) $4,071,483 into a prepaid rent reserve for prepaid residential rents and (v) $1,000,000 into a mezzanine debt service reserve to be disbursed to pay mezzanine debt service if on or prior to December 12, 2021 (a) a 555 10th Avenue Trigger Period (as defined below) exists, (b) no 555 10th Avenue Whole Loan event of default exists and (c) there are insufficient funds in the clearing account to pay the mezzanine debt service.

■	The Mortgage Loan. The mortgage loan (the “555 10th Avenue Loan”) is part of a whole loan (the “555 10th Avenue Whole Loan”) evidenced by four notes comprising (i) three senior pari passu notes (collectively the “555 10th Avenue Senior Pari Passu Notes”) with an aggregate outstanding principal balance as of the Cut-off Date of $263,400,000, and (ii) one junior note (the “555 10th Avenue Junior Non-Trust Note”) with an outstanding principal balance as of the Cut-off Date of $136,600,000. The 555 10th Avenue Junior Non-Trust Note is subordinate to the 555 10th Avenue Senior Pari Passu Notes as and to the extent described in “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—555 10th Avenue Whole Loan” in the Preliminary Prospectus. The aggregate outstanding principal balance as of the Cut-off Date of the 555 10th Avenue Whole Loan is $400,000,000. The 555 10th Avenue Whole Loan is secured by a first mortgage encumbering the borrowers’ leasehold interest in 555 10th Avenue, a recently developed luxury residential property with 598 apartment units and 114,745 SF of retail and community facility space located in New York, New York (the “555 10th Avenue Property”). See “—The Mortgaged Property” and “—Condominium” below for more information on the community facility space. The 555 10th Avenue Loan had an original principal balance and has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 6.5% of the Initial Pool Balance. The 555 10th Avenue Whole Loan was originated on December 12, 2019 by Citi Real Estate Funding Inc. (“CREFI”). The 555 10th Avenue Whole Loan has an interest rate of 3.52000% per annum. The proceeds of the 555 10th Avenue Whole Loan were primarily used to retire an existing construction loan from the New York State Housing Finance Agency (the “HFA”), to retire an EB-5 loan, to partially pay down an existing upper-tier credit

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

facility from RXR EX Lender LLC and to pay origination costs and fund reserves for the 555 10th Avenue Whole Loan.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$213,400,000	$213,400,000	CGCMT 2020-555	Yes
A-2, A-3	50,000,000	50,000,000	GSMS 2020-GC47	No
B	136,600,000	136,600,000	CGCMT 2020-555	No
Total	$400,000,000	$400,000,000

The 555 10th Avenue Whole Loan had an initial term of 119 months and has a remaining term of 115 months as of the Cut-off Date. The 555 10th Avenue Whole Loan requires interest-only payments for the full term and has a scheduled maturity date that is the due date in December 2029. Provided that no event of default has occurred and is continuing under the 555 10th Avenue Whole Loan documents, at any time after the second anniversary of the securitization closing date, the 555 10th Avenue Whole Loan may be defeased with certain direct full faith and credit obligations of the United States or other obligations which are “government securities” permitted under the 555 10th Avenue Whole Loan documents. Voluntary prepayment of the 555 10th Avenue Whole Loan is permitted (in whole, but not in part) on any business day during the term of the 555 10th Avenue Whole Loan, provided, that if such prepayment occurs prior to the monthly payment date occurring in September 2029 or during the existence of an event of default, the borrowers will be required to pay a prepayment fee equal to a yield maintenance premium as described in the 555 10th Avenue Whole Loan documents.

Total Loan Metrics
	% of Total Loan	Cut-off Date LTV	UW NOI Debt Yield	UW NCF DSCR
A Notes	48.8%	29.8%	10.3%	2.87x
$263,400,000
B Note	25.3%	45.2%	6.8%	1.89x
$136,600,000
Mezzanine Loan	25.9%	61.0%	5.0%	1.21x
$140,000,000

■	The Mortgaged Property. The 555 10th Avenue Property is a 52-story luxury residential building totaling 598 units, 4,893 SF of retail space and 109,852 SF of community facility space located in the Hudson Yards neighborhood of Midtown West Manhattan. The 555 10th Avenue Property is subject to a condominium regime, consisting of four residential units, one retail unit and one community facility unit. See “— Condominium” below. The community facility unit was sold by the borrowers to, and is owned and occupied by, Success Academy Charter Schools Inc. (“Success Academy”), a Delaware not-for-profit corporation (for presentation purposes, the SF and revenue associated with the community facility unit are included in the total rentable area and the commercial underwritten base rent, respectively, of the 555 10th Avenue Property). Construction on the 555 10th Avenue Property began in 2014 and was completed in stages between November 2016 and October 2017. As of the underwritten residential and commercial rent rolls dated March 30, 2020, the multifamily units were 96.3% occupied and the commercial component was 100.0% occupied. The building features luxury amenities such as a bowling alley, gaming lounge, children’s lounge, dog washing station, an indoor lap pool, gym and yoga facility, outdoor workout space, landscaped outdoor lounging space, two dog runs and a sky-top pool and sundeck on the 52nd floor. There is also a club room and dining area with indoor and outdoor fireplaces, cabanas and outdoor pool. The luxury interiors of the units feature hardwood flooring, stainless steel appliances, premium bathroom fixtures, and substantial sunlight exposure. Moreover, all of the apartments include in-unit washer/dryers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

The 598 apartment units are located on floors 10 through 51 and the commercial spaces are located on floors 1 through 7. The 9th floor contains a majority of the amenity space, including an outdoor resident lounge, a dog run, an indoor pool and a gym. The residential units are 96.3% leased, represent 89.4% of underwritten base rent and include 447 market rate units (74.7% of total units), 150 affordable rate units (25.1% of total units) and one resident manager unit. The unit mix is comprised of studio, one-bedroom, two-bedroom and three-bedroom units. According to information from the borrowers, at the time of origination, 41 of the market rent units (9% of market units) were registered under the previous 421-a requirements and are subject to maximum increases under rent stabilization guidelines. Those 41 units will become permanently non-rent stabilized upon vacancy per the new 421-a rules. See “—Tax Abatement” below.

Based on the underwritten residential rent roll dated March 30, 2020, the 447 market units average 794 SF and are 95.5% occupied with an average in-place monthly rent of $5,883 ($89 per SF per year). The 150 affordable units average 800 SF and are 98.7% occupied with an average in-place monthly rent of $1,141 ($17 per SF per year).

The following tables present certain information relating to the residential units at the 555 10th Avenue Property as of March 30, 2020 based on the underwritten residential rent roll:

Market Rate Unit Summary(1)
Unit Type	Total	Occupancy %	Avg Unit Size (SF)	In-Place Rent	In-Place Rent Per SF	In-Place Rent (Net of Concessions)	Per SF	Average Lease Term (Mos.)	Average Free Months	Concessions per 12 mos.	Appraisal’s Market Rent	Appraisal’s Market Rent Per SF
Studio	14	85.7%	419	$3,600	$103	$3,244	$93	13	1	1.2	$3,562	$102
Alcove	62	98.4%	511	$4,125	$97	$3,623	$85	16	2	1.5	$4,130	$97
1 Bed	248	98.4%	715	$5,255	$88	$4,592	$77	16	2	1.6	$5,366	$90
2 Bed	106	90.6%	1,090	$8,068	$89	$7,017	$77	16	2	1.6	$7,901	$87
3 Bed	17	82.4%	1,441	$11,478	$96	$9,762	$81	20	3	1.8	$11,528	$96
Resident Manager	1	100.0%	1,116	$0	$0	$0	$0	NAP	NAP	NAP	NAP	NAP
Total/Wtd. Avg.(2)	448	95.5%	794	$5,883	$89	$5,131	$78	16.3	2.1	1.5	$5,974	$90

(1)	Based on the underwritten rent roll dated March 30, 2020.

(2)	Weighted average analysis of unit size, rents, rents per SF, lease terms and concessions does not include the resident manager unit.

Affordable Rate Unit Summary(1)

Unit Type	Total	Occupied	Vacant	Occupancy %	Avg Unit Size (SF)	In-Place Rent	In-Place Rent Per SF
Studio	4	4	0	100.0%	419	$1,964	$56
Alcove	21	21	0	100.0%	503	$781	$19
1 Bed	83	82	1	98.8%	687	$1,108	$19
2 Bed	36	35	1	97.2%	1,170	$1,290	$13
3 Bed	6	6	0	100.0%	1,441	$1,433	$12
Total/Wtd. Avg.	150	148	2	98.7%	800	$1,141	$17

(1)	Based on the underwritten rent roll dated March 30, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

The 100.0% occupied commercial component is primarily occupied by Success Academy (95.7% of commercial NRA; 9.2% of underwritten base rent. The remaining commercial tenancy is comprised of Superior Gourmet (1.4% of commercial NRA; 0.6% of underwritten base rent), Queen of Queens Nail & Spa (1.9% of commercial NRA; 0.5% of underwritten base rent) and Kumon (1.0% of commercial NRA; 0.3% of underwritten base rent).

Founded in 2006, Success Academy is the largest free, public charter school network in New York City. Admission is open to all New York State children, including those with special needs and English language learners. Students are admitted by a random lottery held each April. Success Academy operates 45 schools serving 17,000 students in Manhattan, Brooklyn, Queens and the Bronx. Success Academy reported total revenue of approximately $297 million (from philanthropic contributions, government grants, among other things) for the year ending June 30, 2019 and approximately $264 million for the same period a year prior. Success Academy also reported net assets of approximately $22.7 million and $11.7 million for the same reporting periods, respectively.

The borrowers sold the community facility unit to Success Academy for approximately $45.0 million, payable over a period of 380 months via monthly installment payments (represented as underwritten base rent in the table below). The $45.0 million purchase price is the net present value of the 380 months of installment payments at a 7.0% discount rate. Because of its 501(c)(3) non-profit status, Success Academy is not obligated to pay real estate taxes on the community facility unit. Success Academy is not permitted to prepay any of the monthly installment payments and has agreed to convey the community facility unit back to the borrowers at the end of the 380-month installment period for $1.00. Should Success Academy fail to make any of the installment payments or otherwise default in its obligations, the borrowers can terminate the installment period and Success Academy would be required to sell the community facility unit back to the borrowers for $1.00. In addition, if certain events occur (for example, loss of Success Academy’s tax exempt status, or a material casualty or condemnation), the borrowers may be required to buy back the community facility unit for $1.00 prior to the end of the 380-month installment period.

The following table presents certain information relating to the commercial tenants at the 555 10th Avenue Property:

Commercial Rent Roll(1)
Tenant	SF	% of Commercial NRA	Lease Start Date	Lease End Date	UW Base Rent(2)	UW Base Rent per SF(2)	UW Recoveries	UW Gross Rent	UW Gross Rent per SF	Appraisal’s Market Rent Conclusion
Success Academy(3)	109,852	95.7%	12/1/2016	6/30/2047	$3,295,560	$30.00	$336,537	$3,632,097	$33.06	-
Superior Gourmet	1,593	1.4%	5/1/2018	8/31/2033	$216,424	$135.86	$44,646	$261,070	$163.89	$150.00
Queen of Queens Nail & Spa(4)	2,158	1.9%	6/1/2019	6/30/2029	$191,580	$88.78	$0	$191,580	$88.78	$150.00
Kumon	1,142	1.0%	8/1/2019	7/31/2029	$117,420	$102.82	$0	$117,420	$102.82	$150.00
Total/Wtd. Avg.	114,745	100.0%			$3,820,984	$33.30	$381,183	$4,202,167	$36.62

(1)	Based on the underwritten commercial rent roll dated March 30, 2020.
(2)	UW Base Rent and UW Base Rent per SF includes $15,304 of contractual rent steps through August 1, 2020.
(3)	The installment payments required to be made by Success Academy to the borrowers are presented as if they were lease payments for the commercial space occupied by Success Academy. See “Description of the Property—Community Facility Unit” in the Preliminary Prospectus for additional information regarding the terms of the installment payments and Success Academy’s ownership of the condominium unit.
(4)	Queen of Queens Nail & Spa has accepted its space, and is in the process of completing the build-out of its space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

As of April 27, 2020, the residential portion of the 555 10th Avenue Property was open and operating and the borrower sponsor collected approximately 89% of total multifamily rent charges. All commercial tenants are closed due to the State of New York’s stay at home order except for Superior Gourmet, a grocery store, because of its essential business status. The largest commercial tenant at the 555 10th Avenue Property, Success Academy, paid April rent in full. Success Academy announced the closure of all of its locations in New York in late March 2020, but the tenant is conducting classes via virtual classrooms. Superior Gourmet, Queen of Queens Nail & Spa and Kumon paid a portion of their April rent and have received rent relief from the borrowers. These three tenants represent approximately 2% of total underwritten base rent (inclusive of residential and commercial rent). The April debt service payment for both the mortgage loan and mezzanine loan have been made by the borrowers. As of April 27, 2020, the 555 10th Avenue Total Loan (as defined below) is not subject to any modification or forbearance request.

“555 10th Avenue Total Loan” means the 555 10th Avenue Whole Loan and the 555 10th Avenue Mezzanine Loan (as defined below).

■	Tax Abatement and Low Income Units. The 555 10th Avenue Property will benefit under the 421-a tax abatement Affordability Option E, which provides a 35-year tax exemption. Under this tax exemption, all increases in the assessed value of the 555 10th Avenue Property above the base (i.e., from the tax year prior to September 25, 2013) are exempt from taxation for 35 years upon receipt of a certificate of eligibility from the New York City Department of Housing Preservation and Development. The exemption applies to both the residential and commercial portions of the 555 10th Avenue Property, but does not apply to the community facility unit owned by Success Academy. The 555 10th Avenue Property received a certificate of eligibility from the New York City Department of Housing Preservation and Development (“HPD”) on March 7, 2019, establishing that the 555 10th Avenue Property qualifies for the tax exemption under the Option E program.

In order to qualify for the 421-a property tax exemption, 150 residential units (“Low Income Units”) at the 555 10th Avenue Property are required to be affordable housing units which satisfy the following requirements: (i) at least 10% of the 555 10th Avenue Property’s units must be at or below 40% of the area median income (“AMI”) (rent threshold equals 30% of 40% of AMI), (ii) 10% of the units must be at or below 60% of AMI (rent threshold equals 30% of 60% of AMI) and (iii) at least 5% of the units must be at or below 120% of AMI (rent threshold equals 30% of 120% of AMI). In addition, at the time of origination, 41 of the market rent units (9.0% of market rent units) were registered under the previous 421-a requirements and are subject to maximum increases under rent stabilization guidelines; however, those units are expected to become permanently non-rent stabilized upon vacancy per the new 421-a rules and have been underwritten as market rent units. Real estate taxes were underwritten to the current abated tax of $269,848. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 555 10th Avenue Property:

Cash Flow Analysis(1)

	TTM 2/29/2020	Appraisal 2020	Borrowers’ Budget 2020	Underwritten	Underwritten $ per Unit
Market Rate Apartment Income
Base Rent(2)	$28,365,778	$31,963,510	$33,242,206	$30,146,748	$67,292
Potential Income from Vacant Units	0	0	0	1,755,744	3,919
Gross Potential Rent	$28,365,778	$31,963,510	$33,242,206	$31,902,492	$71,211
Vacancy & Credit Loss(3)	0	(999,697)	(664,844)	(1,755,744)	(3,919)
Concessions(4)	(3,353,392)	(1,598,175)	(2,557,093)	(1,507,337)	(3,365)
Market Rate EGI Before Other Income	$25,012,386	$29,365,638	$30,020,269	$28,639,411	$63,927

Affordable Rate Apartment Income
Base Rent(2)	$2,023,373	$2,039,616	$2,080,991	$2,026,308	$13,509
Potential Income from Vacant Units	0	0	0	26,556	177
Gross Potential Rent	$2,023,373	$2,039,616	$2,080,991	$2,052,864	$13,686
Vacancy & Credit Loss(3)	0	0	0	(26,556)	(177)
Affordable Rate EGI before Other Income	$2,023,373	$2,039,616	$2,080,991	$2,026,308	$13,509

Other Income – Apartments(5)	211,944	390,000	607,778	607,778	1,016
Total Apartment EGI	$27,247,703	$31,795,254	$32,709,038	$31,273,497	$52,297

Commercial Income
Base Rent(6)	$3,708,620	$513,075	$3,808,255	$3,820,984	$6,390
Commercial Reimbursements	541,187	385,362	395,276	381,183	637
Gross Potential Commercial Rent	$4,249,807	$898,437	$4,203,531	$4,202,167	$7,027
Vacancy & Credit Loss(3)	(106,000)	(66,238)	0	(210,108)	(351)
Total Commercial EGI	$4,143,807	$832,199	$4,203,531	$3,992,059	$6,676

Total EGI	$31,391,510	$32,627,453	$36,912,569	$35,265,555	$58,973

Real Estate Taxes(7)	$272,000	$11,959,321	$268,004	$269,848	$451
Insurance	502,377	520,158	526,416	517,258	865
Management Fee(8)	685,192	815,686	800,000	1,000,000	1,672
Other Operating Expenses(9)	6,891,068	6,249,802	5,951,583	6,249,802	10,451
Total Operating Expenses	$8,350,637	$19,544,967	$7,546,003	$8,036,908	$13,440

Net Operating Income(10)	$23,040,873	$13,082,486	$29,366,566	$27,228,647	$45,533
Replacement Reserves – Apartments	0	0	0	149,500	250
Replacement Reserves – Commercial	0	0	0	17,212	29
TILC – Commercial	0	0	0	119,762	200
Net Cash Flow(10)	$23,040,873	$13,082,486	$29,366,566	$26,942,173	$45,054

(1)	The 555 10th Avenue Property was constructed in 2017 and the borrowers were leasing the 555 10th Avenue Property through 2019, therefore historical information is not available.
(2)	Underwritten Base Rent is based on occupied units as of the underwritten rent roll dated March 30, 2020.
(3)	Underwritten Vacancy & Credit Loss is underwritten to the in-place market rate economic vacancy of 5.5% for the market rate multifamily units, the in-place affordable rate economic vacancy of 1.3% for the affordable rate multifamily units and 5.0% for the commercial units.
(4)	Market Rate Concessions were underwritten to 5%, which is equal to the Appraisal’s 2020 assumption. As of the March 30, 2020 rent roll, actual concessions on market rate units were equal to $3,857,411 (12.8% of in-place gross rent for the market rate units).
(5)	Other Income – Apartments is underwritten to the Borrowers’ Budget 2020 and is comprised of storage income, bike storage income, amenity revenue, late fees, application fees, etc. The Year 1 budget reflects the elimination of an amenity fee waiver offered to tenants while the 555 10th Avenue Property remained in lease-up.
(6)	Commercial Base Rent is underwritten based on the commercial rent roll dated March 30, 2020 and is inclusive of rent steps through August 2020. The installment payments required to be made by Success Academy to the borrowers are presented as if they were lease payments for the commercial space occupied by Success Academy.
(7)	Real Estate Taxes are underwritten to the current abated tax of $269,848.
(8)	Management Fee is underwritten to $1,000,000, which is above the in-place contractual management fee of 2.5% and the appraiser’s concluded market management fee of 2.5%.
(9)	Underwritten Other Operating Expenses include the current $2,200,000 annual ground lease payment.
(10)	The Appraisal 2020 Commercial Base Rent does not include the Success Academy installment payments. The appraiser utilizes the present value of those installment payments and adds it to their concluded property value. The Appraisal 2020 Real Estate Taxes reflects the unabated Real Estate Tax figure. The present value of the future tax liability savings are added by the appraiser to the concluded property value.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

■	Appraisal. According to the appraisal, the 555 10th Avenue Property had an “as-is” appraised value of $885,200,000 as of September 25, 2019.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Discounted Cash Flow Approach	$885,200,000	5.50%	4.00%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated September 25, 2019 and revised October 30, 2019, there are no recognized environmental conditions or recommendations for further action at the 555 10th Avenue Property.

■	Market Overview and Competition. The 555 10th Avenue Property is located on 10th Avenue between 40th and 41st Streets, in the Hudson Yards neighborhood of Manhattan. There are many office towers, retail stores and public display projects both newly-constructed and under construction in the surrounding area. The most prominent development in the area, Hudson Yards, is a $20 billion joint venture between Related Companies and Oxford Properties Group.

According to a third party market report, the ongoing transformation of the Hudson Yards development to the south of the 555 10th Avenue Property, where many of Manhattan’s prominent companies are establishing corporate headquarters, is favorable for demand prospects as the western neighborhoods of Manhattan continue to attract new firms and residents alike.

According to the appraisal, primary access to the area is provided by the Metropolitan Transit Authority (“MTA”) subway and bus system, which provides access to all New York City boroughs. With the extension of the 7-line subway directly into the Hudson Yards district, the neighborhood is connected directly to the heart of Midtown Manhattan and the MTA. Additionally, the subject property is located within walking distance of several subway stations including 42nd Street-Port Authority (A, C and E lines), 42nd Street-Times Square (N, Q, R and W lines) and 34th Street-Penn Station (1, 2 and 3 lines). There are also several bus stops located near the 555 10th Avenue Property with access to multiple bus lines. Primary highway access to the area is provided by the West Side Highway.

A third party market report provided as follows as of the third quarter of 2019: the 555 10th Avenue Property is located in the Midtown West multifamily submarket, which is comprised of 32,552 units with a 1.6% vacancy rate, average monthly asking rent of $4,302 and average monthly effective rent of $4,287. In addition, in the past 12 months, the Midtown West multifamily submarket experienced net absorption of 963 units and asking rent growth of 3.7%. The Midtown West multifamily submarket for Class A buildings is comprised of 16,484 units with a 1.6% vacancy rate, average monthly asking rent of $4,647 and average monthly effective rent of $4,631.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

The below chart highlights certain comparable properties selected by the appraiser.

Directly Competitive Buildings(1)

Property Name / Address	Distance from Property (miles)	Year Built	# Stories	No. Units	Occupancy	Unit Mix	Avg. Unit SF	Average Market Rent per Month
555 10th Avenue Property(2) 555 10th Avenue New York		2016, 2017	52	598	96.3%	Studio Alcove 1 Bedroom 2 Bedroom 3 Bedroom	419 511 715 1,090 1,441	$3,600 $4,125 $5,255 $8,068 $11,478
Riverbank 560 West 43rd Street New York	0.25	1987	44	418	98%	Studio 1 Bedroom 2 Bedroom 3 Bedroom	385 620 955 1,052	$3,055 $4,093 $6,870 $7,958
The Eugene 435 West 31st Street New York	1.00	2017	62	844	92%	Studio 1 Bedroom 2 Bedroom 3 Bedroom	470 725 1,080 1,410	$3,853 $5,046 $7,392 $11,725
Sky 605 West 42nd Street New York	0.30	2016	71	476	97%	Studio 1 Bedroom 2 Bedroom	475 700 1,100	$3,812 $5,562 $7,117
MiMA 450 West 42nd Street New York	0.15	2011	63	940	99%	Studio 1 Bedroom 2 Bedroom 3 Bedroom	550 676 838 1,300	$4,278 $4,966 $5,864 $10,163
Silver Towers 620 West 42nd Street New York	0.30	2010	60	1,087	99%	Studio 1 Bedroom 2 Bedroom	425 660 900	$3,357 $4,526 $7,013

(1)	Source: Appraisal.
(2)	Occupancy at the 555 10th Avenue Property is based on the underwritten rent roll dated March 30, 2020. Average Market Rent per Month for the 555 10th Avenue Property represents the average in-place base rent for each respective market rate unit.

■	The Borrowers. The borrowers are 555 Tenth Avenue LLC, 555 Tenth Avenue II LLC, 555 Tenth Avenue TRS LLC and 555 Tenth Avenue CF LLC, each a Delaware limited liability company and single purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of 555 10th Avenue Whole Loan.

The borrower sponsors and non-recourse carveout guarantors are Extell Limited, a British Virgin Islands company (“Extell”), and Gershon Barnett (a/k/a “Gary Barnett”). Founded in 1989 by Gary Barnett, Extell is a full service development company driven by an internal team of talented real estate professionals whose combined breadth of experience includes all areas of real estate development. Extell currently has a portfolio of over 25 million SF of past and future developments.

■	Escrows. On the origination date of the 555 10th Avenue Whole Loan, the borrowers funded reserves of (i) $47,223 for real estate taxes, (ii) $366,667 for ground rent reserves, (iii) $3,000,000 for free rent, (iv) $1,000,000 for mezzanine debt service, and (v) $4,071,483 for prepaid rents collected from residential tenants.

Tax Reserve – On each due date, the borrowers are required to fund 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be $23,612).

Insurance Reserve – On each due date, the borrowers are required to fund 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of coverage afforded by such policies; provided, however, such insurance reserve has been conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the 555 10th Avenue Whole Loan documents.

Replacement Reserve – On each due date, the borrowers are required to fund $9,395 for replacement reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

Ground Rent Reserve – On each due date, the borrowers are required to fund 1/12 of the annual ground rent due under the terms of the ground lease for ground rent reserves, currently estimated to be $183,333; provided, however, that the monthly deposits of ground rent reserves have been conditionally waived so long as no event of default or 555 10th Avenue Trigger Period (defined below) exists under the 555 10th Avenue Whole Loan documents.

■	Lockbox and Cash Management. The 555 10th Avenue Whole Loan is structured with a hard lockbox with respect to retail and commercial tenants, a soft lockbox with respect to residential tenants, and in-place cash management. All revenues derived from the 555 10th Avenue Property are required to be deposited by the borrowers or the property manager within two business days of receipt into a clearing account pledged to the lender as security for the 555 10th Avenue Whole Loan. On or before the origination date of the 555 10th Avenue Whole Loan, the borrowers were required to send a notice to all retail and/or commercial tenants occupying space at the 555 10th Avenue Property and Success Academy directing them to pay all rent and other sums due under the lease and in respect of the community facility unit into the clearing account. On each business day, all amounts in the clearing account are required to be remitted to a lender-controlled cash management account to be applied and disbursed in accordance with the 555 10th Avenue Whole Loan documents.

After the occurrence and during the continuance of an event of default under the 555 10th Avenue Whole Loan agreement, the lender may apply all rents deposited into the cash management account and other proceeds of repayment in such order and in such manner as the lender elects in the lender’s sole and absolute discretion; however, provided no enforcement action has been commenced, the lender will apply amounts on deposit in the cash management account (to the extent of available funds) to payment of the ground rent, taxes and insurance and capital expenditures (to the extent funds in the capital expenditure reserve are insufficient to pay any extraordinary capital expenditures). Upon the occurrence and during the continuance of a 555 10th Avenue Trigger Period, all excess cash, if any, will be deposited into a cash collateral reserve and held by lender as additional security for the 555 10th Avenue Whole Loan.

A “555 10th Avenue Trigger Period” means a period commencing upon the occurrence of any of the following: (i) an event of default under the 555 10th Avenue Whole Loan documents, (ii) if after the end of two consecutive calendar quarters, the debt service coverage ratio being less than 1.70x or the combined debt service coverage ratio (calculated using the outstanding principal balances of the mortgage loan and the mezzanine loan) is less than 1.10x, or (iii) the occurrence of a mezzanine loan event of default, and expiring upon (a) with respect to clause (i) above, the cure of such event of default, (b) with respect to clause (ii) above, either (x) the date that the debt service coverage ratio is equal to or greater than 1.78x for six consecutive months and the combined debt service coverage ratio is equal to or greater than 1.15x for six consecutive months or (y) the date that the debt service coverage ratio is equal to or greater than 1.70x for 12 consecutive months and the combined debt service coverage ratio is equal to or greater than 1.10x for 12 consecutive calendar months, and (c) with respect to clause (iii) above, the cure of such event of such mezzanine loan event of default.

■	Property Management. The 555 10th Avenue Property is currently managed by Extell Management Services Inc., an affiliate of Extell, a borrower sponsor. Under the 555 10th Avenue Whole Loan documents, the lender has the right to direct the borrowers to terminate the property management agreement and replace the property manager with a replacement manager reasonably acceptable to the lender and acceptable to the rating agencies if (i) the property manager files a voluntary petition in bankruptcy or is adjudged bankrupt or insolvent, (ii) an event of default under the 555 10th Avenue Whole Loan documents has occurred and is continuing, (iii) the property manager has engaged in gross negligence or willful misconduct, or (iv) a material default by the property manager under the property management agreement.

■	Current Mezzanine or Secured Subordinate Indebtedness. The 555 10th Avenue Junior Non-Trust Note, with an aggregate outstanding principal balance as of the Cut-off Date of $136,600,000, accrues interest at a fixed interest rate of 3.52000% per annum. Concurrently with the origination of the 555 10th Avenue Whole Loan, Shinhan Bank, as trustee for IGIS Global Private Placement Real Estate Investment Fund No. 308, made a $140,000,000 mezzanine loan (the “555 10th Avenue Mezzanine Loan”) to (i) 555 Tenth Avenue II Member LLC (the sole member of one of the borrowers, 555 Tenth Avenue II LLC), and (ii) Extell 4110 II (the sole member of each of the remaining borrowers, 555 Tenth Avenue LLC, 555 Tenth Avenue TRS LLC, and 555 Tenth Avenue CF

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

LLC). The 555 10th Avenue Mezzanine Loan is secured by a pledge of the mezzanine borrowers’ ownership interest in the 555 10th Avenue Whole Loan borrowers. The 555 10th Avenue Mezzanine Loan accrues interest at a fixed interest rate of 5.60000% per annum. The 555 10th Avenue Junior Non-Trust Note and the 555 10th Avenue Mezzanine Loan each has a 119-month term and is interest-only for the full term. Based on the 555 10th Avenue Total Loan Cut-off Date outstanding principal balance of $540,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below. See “Description of the Mortgage Pool—Additional Indebtedness—Existing Mezzanine Debt” in the Preliminary Prospectus.

Financial Information

	555 10th Avenue Senior Pari Passu Notes	555 10th Avenue Total Loan
Cut-off Date Balance	$263,400,000	$540,000,000
Cut-off Date LTV Ratio	29.8%	61.0%
Maturity Date LTV Ratio	29.8%	61.0%
DSCR Based on Underwritten NCF	2.87x	1.21x
Debt Yield Based on Underwritten NOI	10.3%	5.0%

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Ground Lease. The 555 10th Avenue Property is subject to a ground lease with Sol Goldman Investments, LLC, Jane H. Goldman, Allan H. Goldman, Amy P. Goldman and Diane Goldman Kemper, as co-executors of The Estate of Lillian Goldman, and Jane H. Goldman, Allan H. Goldman and Louisa Little, as co-trustees of The Lillian Goldman Marital Trust Under the Will of Sol Goldman. The 99-year term of the ground lease commenced on August 22, 2011 and will expire on August 21, 2110. The ground lease is an absolute net lease and the annual ground rent is currently $2,200,000 ($183,333 per month). See below for a schedule of the ground rent payments that are fixed through August 31, 2041.

Period	Date	Schedule	Annual Ground Rent	% Change
1	8/22/2011 - 8/21/2016	Fixed	$1,250,000	-
2	9/1/2016 - 8/31/2018	Fixed	$2,000,000	60.0%
3	9/1/2018 - 8/31/2025	Fixed	$2,200,000	10.0%
4	9/1/2025 - 8/31/2032	Fixed	$2,420,000	10.0%
5	9/1/2032 - 8/31/2039	Fixed	$2,662,000	10.0%
6	9/1/2039 - 8/31/2041	Fixed	$2,928,200	10.0%

In September 2041, the ground rent will be reset based upon 7.0% of the Modified Fair Market Value (as defined below) of the land based on 113,929 SF of zoning floor area, which is known as the recomputation amount.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

555 10th avenue

“Modified Fair Market Value” means the fair market value of the underlying land, considered as vacant and unimproved, but free and clear of all monetary liens and all leases, including the ground lease; the land will also be deemed to include 20.0% of the zoning floor area derived from the Additional Interests (as defined below), if any, acquired by the borrowers and utilized in the construction of the building (the “Building Supplement”) unless the borrowers have completed the first sale of the Condominium units to a third party on or prior to August 22, 2021. Releases of Condominium units are not permitted under the 555 10th Avenue Whole Loan documents. For the purpose of determining the Modified Fair Market Value, the land (inclusive of any Building Supplement) will be deemed to be zoned for having 113,929 SF of zoning floor area plus any Building Supplement.

“Additional Interests” includes any additional land which is acquired by the borrowers or their affiliates which is contiguous to the land on which the 555 10th Avenue Property is constructed and any zoning bonuses or additional development rights obtained by the borrowers in connection with the 555 10th Avenue Property (including such additional land).

■	Condominium. The 555 10th Avenue Property is subject to a condominium regime (the “Condominium”), consisting of six units: four residential units, one retail unit and one community facility unit.

Two of the borrowers, 555 Tenth Avenue LLC and 555 Tenth Avenue II LLC (the “Declarants”) are the declarants under the Condominium and retain title to the Condominium units (other than the community facility unit conveyed to Success Academy). The Declarants are entitled to appoint six of the seven members of the Condominium board and hold an 84.4% interest in the common elements of the Condominium. The borrowers have effective control of the Condominium.

Almost all decisions, including major decisions, are required to be made by a majority vote of the board members; provided that as long as either the HFA Regulatory Agreement or the HPD Regulatory Agreement remains in effect, the board cannot take any action that has an adverse impact on the rights of the affordable residential units (residential units 1 and 2) unless it has the same impact on the rights of market residential units (residential units 3 and 4) or the prior consent of HFA and HPD is obtained. Amendments which materially affect the rights of any unit owner require the consent of such owner and (as applicable) HFA, HPD and its registered mortgagee.

All decisions made by unit owners (and not the board of the Condominium) are voted on with each unit owner’s votes being commensurate with such unit owner’s percentage common interest in the Condominium.

In the absence of a termination of the ground lease or termination of the Condominium due to casualty, condemnation or eminent domain, termination of the Condominium requires the vote of at least 80.0% both in number and percentage of the common interests of all unit owners, subject to the written consent (not to be unreasonably withheld or delayed) of (i) each registered mortgagee, (ii) HFA and HPD, so long as the HFA Regulatory Agreement or the HPD Regulatory Agreement, as the case may be, is in force and effect, and (iii) the ground lessor. See “Description of the Mortgage Pool—Condominium Interests and Other Shared Interests” and “—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 555 10th Avenue Property, plus business interruption coverage in an amount equal to 100% of the projected rents until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

WILLIAMSBURG NORTHSIDE SCHOOL

WILLIAMSBURG NORTHSIDE SCHOOLS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CREFI
Location (City/State)	Brooklyn, New York	Cut-off Date Balance		$39,000,000
Property Type	Mixed Use	Cut-off Date Balance per SF		$495.04
Size (SF)(1)	78,781	Percentage of Initial Pool Balance		5.1%
Total Occupancy as of Various(2)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of Various(2)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		3.80000%
Appraised Value	$65,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$3,553,868
Underwritten Expenses	$383,601	Escrows(3)
Underwritten Net Operating Income (NOI)	$3,170,267		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,069,010	Taxes	$38,731	$9,683
Cut-off Date LTV Ratio	59.4%	Insurance	$5,603	$1,868
Maturity Date LTV Ratio	59.4%	Replacement Reserves	$0	$1,277
DSCR Based on Underwritten NOI / NCF	2.11x / 2.04x	TI/LC	$0	$9,440
Debt Yield Based on Underwritten NOI / NCF	8.1% / 7.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$39,000,000	100.0%	Loan Payoff	$21,607,409	55.4%
			Principal Equity Distribution	16,219,992	41.6
			Origination Costs	1,128,265	2.9
			Reserves	44,334	0.1
Total Sources	$39,000,000	100.0%	Total Uses	$39,000,000	100.0%

(1)	The 297 North 7th Street Property consists of a 36,481 SF of school space and 2,500 SF of 100.0% owner-occupied warehouse that is non-income producing.

(2)	Based on the underwritten rent rolls for the 297 North 7th Street Property as of May 6, 2020 and for the 257 15th Street Property as of January 1, 2020.

(3)	See “—Escrows” below.

■	The Mortgage Loan. The 297 North 7th & 257 15th Street mortgage loan (the “297 North 7th & 257 15th Street Loan”) is a fixed rate loan that is secured by the borrowers’ fee simple interests in an aggregate 78,781 SF portfolio comprised of two mixed use properties located in Brooklyn, New York at 297-299 North 7th Street (the “297 North 7th Street Property”) and 257 15th Street (the “257 15th Street Property” and collectively the “297 North 7th & 257 15th Street Properties”). The 297 North 7th & 257 15th Street Loan is evidenced by a promissory note with an original principal balance and an outstanding principal balance of $39,000,000, representing approximately 5.1% of the Initial Pool Balance. Based on the aggregate “as-is” appraised value of $65.7 million, the 297 North 7th & 257 15th Street Loan Cut-off Date LTV ratio is 59.4%.

The 297 North 7th & 257 15th Street Loan was originated by Citi Real Estate Funding Inc. (“CREFI”) on March 2, 2020. The 297 North 7th & 257 15th Street Loan has a 10-year interest-only term and accrues interest at a fixed rate of 3.80000% per annum. The 297 North 7th & 257 15th Street Loan proceeds were used to refinance the 297 North 7th & 257 15th Street Properties, pay origination costs, fund upfront reserves, and return equity to the borrowers.

The 297 North 7th & 257 15th Street Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The scheduled maturity date of the 297 North 7th & 257 15th Street Loan is March 6, 2030. Voluntary prepayment of the 297 North 7th & 257 15th Street Loan is permitted on or after January 6, 2030 without a payment of any prepayment premium. Defeasance of the 297 North 7th & 257 15th Street Loan is permitted at any time after the second anniversary of the securitization closing date.

■	The Mortgaged Properties. The 297 North 7th & 257 15th Street Properties are comprised of two mixed use properties built in 1992, 2002 and 2014. The 297 North 7th & 257 15th Street Properties include an aggregate of 78,781 SF of mixed use space across Brooklyn, New York.

As of April 28, 2020, the 297 North 7th & 257 15th Street Properties are open, however the school tenant at the 297 North 7th Street Property is closed and is conducting classes on-line. The April debt service payment has been made. All of the tenants by count, square footage and underwritten base rent have paid rent for April. As of April 28, 2020, the 297 North 7th & 257 15th Street Loan is not subject to any modification or forbearance request.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

The following table presents certain information relating to the 297 North 7th & 257 15th Street Properties:

Property Name	City, State	Property Subtype	Total GLA	Year Built	ALA	Cap Rate	As-Is Appraised Value	UW Base Rent(1)	Sub-Market	Occ. (%)(2)
297 North 7th Street	Brooklyn, NY	School/Warehouse	38,981	1992, 2014	$24,200,000	5.25%	$40,700,000	$2,122,463	Williamsburg	100.0%
257 15th Street	Brooklyn, NY	Office/Multifamily	39,800	2002	$14,800,000	4.75%	$25,000,000	$625,867	Park Slope	100.0%

(1)	The UW Base Rent does not include the underwritten multifamily space at the 257 15th Street Property.

(2)	Based on the underwritten rent rolls for the 297 North 7th Street Property as of May 6, 2020 and for the 257 15th Street Property as of January 1, 2020.

The 257 15th Street Property consists of the borrowers’ interest in Class B multifamily units totaling 16 residential rent stabilized units (20,000 SF) and 19,800 SF of office space located in Brooklyn, New York. The 257 15th Street Property is located on 15th Street between Fifth Avenue and Sixth Avenue, and is two blocks north of the Prospect Expressway. The building amenities include stainless steel appliances, solid surface counters, controlled access gates, parking, and terraces on all residential units. The 257 15th Street Property was constructed in 2002 and is situated on a 0.172-acre site with eight parking spaces, resulting in a parking ratio of approximately 0.50 spaces per unit. The residential unit mix consists of 12 two-bedroom, one-bath units and four two-bedroom, two-bath units. The average in-place monthly and market rent for two-bedroom, one-bath and two-bedroom, two-bath units is $3,608 and $4,150, respectively. As of January 1, 2020, the residential portion of the 257 15th Street Property is 100.0% occupied. The commercial portion of the 257 15th Street Property is 100.0% occupied by The Park Slope Center, which has a lease expiration date of July 31, 2028 with no termination options, and underwritten base rent of $31.61 per SF. The 257 15th Street Property has multiple transportation lines to Manhattan through the New York City Transit bus and MTA subway lines F, G, and R through the BMT Fourth Avenue station.

The following table presents the residential unit mix information with respect to the 257 15th Street Property.

Unit Mix(1)
Unit Type	Total Units	% Occupied	Average Unit Size (SF)	Average Rent per Unit	Market Rent
Two Bedroom, One Bath	12	100.0%	1,200	$3,608	$3,608
Two Bedroom, Two Bath	4	100.0%	1,400	$4,150	$4,150
Total / Wtd. Avg.	16	100.0%	1,250	$3,744	$3,744

(1)	Source: Appraisal.

The 297 North 7th Street Property consists of 36,481 SF of school space, as well as an adjoining 2,500 SF owner-occupied warehouse that is non-income producing in Brooklyn, New York. The 297 North 7th Street Property was constructed in 1992 and 2014 and is situated on a 0.174-acre site with eight parking spaces, resulting in a parking ratio of approximately 0.21 spaces per 1,000 SF. The 297 North 7th Street Property is located within the northern part of the Williamsburg neighborhood in Brooklyn along main roads such as Grand Street, Metropolitan Avenue, and Union Avenue. The 297 North 7th Street Property is east of the East River, and is in close proximity to restaurants, bars, and shopping along Bedford Avenue, Berry Street, and Kent Avenue. Primary access to all New York City boroughs is provided through MTA subway and bus lines. The nearest subway station to the 297 North 7th Street Property is located at Metropolitan Avenue with access to the G and L lines. As of May 6, 2020, the 297 North 7th Street Property is 100.0% occupied by a private school, the Williamsburg Northside School, which has a lease expiration date of August 31, 2034 with no termination options and underwritten base rent of $58.18 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

The following table presents certain information relating to the major tenants at the 297 North 7th & 257 15th Street Properties:

Largest Tenants(1)

Office Tenant Names	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Williamsburg Northside School LLC	NR / NR / NR	36,481	62.1%	$2,122,463	77.2%	$58.18	8/31/2034	None
The Park Slope Center	NR / NR / NR	19,800	33.7	625,867	22.8%	$31.61	7/31/2028	None
Largest Office Tenants		56,281	95.7%	$2,748,330	100.0%	$48.83
Remaining Office Tenants(3)		2,500	4.3	0	0.0	$0.00
Total / Wtd. Avg. All Tenants(4)		58,781	100.0%	$2,748,330	100.0%	$48.83

(1)	Based on the underwritten rent rolls for the 297 North 7th Street Property as of May 6, 2020 and for the 257 15th Street Property as of January 1, 2020.

(2)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF includes contractual rent steps of $185,580 underwritten through September 2020.

(3)	The 297 North 7th Street Property consists of 36,481 SF of school space and 2,500 SF of 100.0% owner-occupied warehouse that is non-income producing.

(4)	The Total / Wtd. Avg. All Tenants does not include the 20,000 SF of multifamily space at the 257 15th Street Property.

The following table presents certain information relating to the lease rollover schedule at the 297 North 7th & 257 15th Street Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	19,800	35.2	35.2%	625,867	22.8	$31.61	1
2029	0	0.0	35.2%	0	0.0	$0.00	0
2030	0	0.0	35.2%	0	0.0	$0.00	0
2031 & Thereafter	36,481	64.8	100.0%	2,122,463	77.2	$58.18	1
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.(3)	56,281	100.0%		$2,748,330	100.0%	$48.83	2

(1)	Based on the underwritten rent rolls for the 297 North 7th Street Property as of May 6, 2020 and for the 257 15th Street Property as of January 1, 2020.

(2)	UW Base Rent includes contractual rent steps through include $185,580 underwritten for various tenants through September 2020.

(3)	Total Expiring Owned GLA is not inclusive of the 2,500 SF of owner-occupied space that is non-income producing as well as the 20,000 SF of multifamily space at the 257 15th Street Property.

The following table presents certain information relating to historical leasing at the 297 North 7th & 257 15th Street Properties:

Historical Leased %(1)(2)

2017	2018	As of 5/6/2020(3)
100.0%	100.0%	100.0%

(1)	As provided by the borrowers and represents occupancy as of December 31 for each respective year unless otherwise indicated.

(2)	2017 and 2018 Occupancy are not inclusive of historical occupancy for the 297 North 7th Street Property as historical occupancy for that property was not provided to the lender.

(3)	Based on the underwritten rent rolls for the 297 North 7th Street Property as of May 6, 2020 and 257 15th Street Property as of January 1, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information related to the historical operating performance and the Underwritten Net Cash Flow at the 297 North 7th & 257 15th Street Properties:

Cash Flow Analysis(1)(2)

	TTM 12/31/2019	Underwritten	Underwritten $ Per SF
Base Rent(3)	$2,637,873	$2,562,750	$32.53
Reimbursements	0	126,337	1.60
Rent Steps(4)	0	185,580	2.36
Gross Potential Rent	2,637,873	2,874,667	36.49
Multifamily Income	774,724	772,359	9.80
Other Income	0	50,575	0.64
Less: Vacancy(5)	0	(143,733)	(1.82)
Effective Gross Income	$3,412,597	$3,553,868	$45.11
Real Estate Taxes(6)	53,026	194,429	2.47
Insurance	32,831	21,344	0.27
Management Fee	41,124	106,616	1.35
Total Other Expenses	36,882	61,212	0.78
Net Operating Income	$3,248,733	$3,170,267	$40.24
Replacement Reserves	0	15,256	0.19
TI/LC	0	86,000	1.09
Net Cash Flow	$3,248,733	$3,069,010	$38.96

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical cash flow information for the 297 North 7th Street Property was not provided to the lender.

(3)	Underwritten Base Rent is based on the underwritten rent rolls for the 297 North 7th Street Property as of May 6, 2020 and 257 15th Street Property as of January 1, 2020.

(4)	Contractual rent steps include $185,580 underwritten for various tenants through September 2020.

(5)	Underwritten Vacancy represents the underwritten economic vacancy of 5.0%.

(6)	Underwritten to the estimated 10-year average abated tax amount for the 297 North 7th Street Property and the 257 15th Street Property.

■	Appraisal. According to the appraisals, the 297 North 7th & 257 15th Street Properties had an aggregate “as-is” appraised value of $65,700,000 as of January 24, 2020 and January 27, 2020, respectively.

■	Environmental Matters. According to the Phase I environmental reports as of February 5 2020, there are no recognized environmental conditions or recommendations for further action at the 257 15th Street Property.

The Phase I environmental report as of February 18, 2020 identifies the 297 North 7th Street Property as included within a larger property formerly occupied by the Ansbacher Color & Dye facility (“Ansbacher”).  The former Ansbacher property is listed as an open, but inactive State Hazardous Waste Site (“SHWS”) on the New York State Department of Environmental Conservation (“NYSDEC”) SHWS database.  The 297 North 7th Street Property was historically utilized by Ansbacher as a storage, packaging, and shipping warehouse. NYSDEC has conducted subsurface investigations on various areas of the former Ansbacher property.  Investigations in these areas have identified soils, soil vapor, and groundwater impacted by arsenic, lead, cyanide, mercury, chlorinated volatile organic compounds, and/or petroleum constituents.  Although the related Phase I environmental report did not identify any RECs, to mitigate the potential of environmental liability caused by the historic use, present use and future use of the 297 North 7th Street Property, the borrowers obtained a premises environmental liability insurance policy issued by Great American Insurance Group with CREFI and its successors and/or assigns as the named insured.  The policy, which has a 13 year term, includes a loss limit of $2,000,000 per claim and $5,000,000 in the aggregate, and a $25,000 deductible.  See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The 257 15th Street Property is located in the Park Slope neighborhood in northwestern Brooklyn and is bounded by Prospect Park and Prospect Park West to the east, Fourth Avenue to the west, Flatbush Avenue to the north, and Prospect Expressway to the south. Park Slope features historic buildings, top-rated restaurants, bars, and shops, as well as proximity to Prospect Park, the Brooklyn Academy of Music, the Brooklyn Botanic Garden, the Brooklyn Museum, the Brooklyn Conservatory of Music, and the Central Library as well as the Park Slope branch of the Brooklyn Public Library system. Park Slope contains a variety of zoning districts, including manufacturing, commercial, residential, and mixed-use. Much of the neighborhood is composed of rowhouses and six-to-eight-story apartment buildings. The Park Slope neighborhood has access to Manhattan through the New York City Transit bus and MTA subway lines F, G, and R trains through the BMT Fourth Avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

Station and F and G trains through the Seventh Avenue-Park Slope station. According to the appraisal, as of year-end 2019, within a one-, two-, and three-mile radius of the 257 15th Street Property, the population is 90,055, 490,466, and 1,070,060, respectively. The average household income within a one-, two-, and three-mile radius of the 257 15th Street Property is $175,668, $126,938, and $104,723, respectively.

The 297 North 7th Street Property is located in the Williamsburg neighborhood in the northern section of Brooklyn. Most commercial and retail improvements are located on the main roads such as Grand Street, Metropolitan Avenue and Union Avenue. West of the 297 North 7th Street Property, proximate to the East River are a number of restaurants, bars and shops along Bedford Avenue, Berry Street, Wythe Avenue and Kent Avenue. The surrounding area includes parks such as McCarren Park and the newly developed Domino Park, a 5-acre public park along the East River. Domino Park was opened in 2018 and offers an elevated parkway, extensive playground, bar/restaurant, beach volleyball, fountains, turf field and bocce court. McCarren Park has also recently undergone a $3.0 million reconstruction of the track and field. According to the appraisal, as of year-end 2018, within a 0.25-, 0.75-, and 1.25-mile radius of the 297 North 7th Street Property, the population is 10,227, 113,537, and 213,950, respectively. The average household income within a 0.25-, 0.75-, and 1.25-mile radius of the 297 North 7th Street Property is $101,557, $102,791, and $94,453, respectively.

■	The Borrowers. The borrowers for the 297 North 7th & 257 15th Street Loan are 297 North 7 LLC and Fifteenth Street 259-263 LLC, both New York limited liability companies and single purpose entities with one independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 297 North 7th & 257 15th Street Loan.

The borrower sponsor and non-recourse carveout guarantor is Harry Einhorn. Mr. Einhorn has over 20 years of executive experience in the construction, real estate industry, development and management. Mr. Einhorn currently owns or manages over 246,000 SF of commercial real estate in the New York City area.

■	Escrows. On the origination date of the 297 North 7th & 257 15th Street Loan, the borrowers funded reserves of approximately (i) $38,731 for real estate taxes and (ii) $5,603 for insurance.

Tax Reserve – On each due date, the borrowers are required to deposit reserves of 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be $9,683).

Insurance Reserve – On each due date, the borrowers are required to deposit reserves of 1/12 of the insurance premiums that the lender estimates will be sufficient to pay the insurance premiums due for the renewal of coverage (initially estimated to be $1,868).

Replacement Reserve – On each due date, the borrowers are required to deposit $1,277 into a replacement reserve for capital expenditures.

TI/LC Reserve – On each due date, the borrowers are required to deposit $9,440 into a TI/LC reserve for tenant improvements and leasing commissions.

■	Lockbox and Cash Management. The 297 North 7th & 257 15th Street Loan is subject to a springing lockbox and springing cash management. The 297 North 7th & 257 15th Street Loan documents require that following the occurrence of a 297 North 7th & 257 15th Street Trigger Period (as defined below) the borrowers or property manager, as applicable, (i) deposit, or cause to be deposited, all revenue generated by the 297 North 7th & 257 15th Street Properties into the lockbox account, immediately after receipt and (ii) within five days after the occurrence of the 297 North 7th & 257 15th Street Trigger Period, deliver tenant direction letters to the tenants directing such tenants to pay all rents into the lockbox account. Upon the occurrence and during the continuance of a 297 North 7th & 257 15th Street Trigger Period, all funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender to be applied and disbursed in accordance with the 297 North 7th & 257 15th Street Loan documents. To the extent that no 297 North 7th & 257 15th Street Trigger Period is continuing, all excess cash flow funds are required to be disbursed to the borrowers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

A “297 North 7th & 257 15th Street Trigger Period” means a period commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 297 North 7th & 257 15th Street Loan documents, (ii) the debt yield being less than 7.25% or (iii) a Specified Tenant Trigger Period (as defined below) and expiring upon (a) with respect to clause (i) above, the cure (if applicable) of such event of default, (b) with respect to clause (ii) above, the date that the debt yield is equal to or greater than 7.35% for two consecutive calendar quarters and (c) with respect to (iii) above, a Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest to occur of (i) a Specified Tenant (as defined below) being in default under the applicable Specified Tenant lease, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant’s space (or applicable portion thereof), failing to be open to the public for business during customary hours and/or “going dark” in the Specified Tenant’s space (or applicable portion thereof), (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant’s space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant’s lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Specified Tenant and (vi) a Specified Tenant failing to extend or renew the applicable to the Specified Tenant’s lease on or prior to the applicable Specified Tenant extension deadline in accordance with the applicable terms and conditions in the applicable Specified Tenant’s lease and in the 297 North 7th & 257 15th Street Loan documents for the applicable Specified Tenant renewal term; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence may include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance acceptable to the lender) of (1) the satisfaction of the related cure conditions or (2) the borrower leasing the entire applicable Specified Tenant’s space (or applicable portion thereof) in accordance with the applicable terms and conditions of the 297 North 7th & 257 15th Street Loan documents, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

A “Specified Tenant” means, as applicable, (i) Williamsburg Northside School LLC, (ii) any other lessee(s) of the Specified Tenant space (or any portion thereof) and (iii) any parent company of any such Specified Tenant, and any affiliate providing credit support for, or guarantor of, any such Specified Tenant lease(s).

■	Property Management. The 297 North 7th & 257 15th Street Properties are self-managed by the borrower sponsor.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Tax Abatement. The 257 15th Street Property benefits from a 25-year 421-a Affordable Housing NY Program tax abatement. All units must remain rent stabilized for the duration of the 421-a tax abatement. The 257 15th Street Property is currently in its 14th year of the 25-year 421-a tax abatement and runs through the 2030/2031 tax year. The 257 15th Street Property receives 100% exemption on any assessment increase above the base year assessment for the first 21 years, and such exemption will decline by 20% each year thereafter (beginning in the 2027/2028 tax year) until fully phased out. Taxes were underwritten to the estimated 10-year average abated tax amount of $60,828.

The 297 North 7th Street Property benefits from a 25-year Industrial and Commercial Abatement Program (“ICAP”) tax abatement. The 297 North 7th Street Property is currently in its fourth year of a 25-year ICAP tax abatement, which runs through the 2040/2041 tax year. The exemption amount is 100% for the first 16 years, with the exemption percentage declining by 10% every year thereafter (beginning in the 2032/2033 tax year) until it fully burns off in 2041/2042. Taxes were underwritten to the estimated 10-year average abated tax amount of $133,601.

■	Release of Collateral. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

297 North 7th & 257 15th Street

■	Terrorism Insurance. The 297 North 7th & 257 15th Street Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 297 North 7th & 257 15th Street Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 297 North 7th & 257 15th Street Properties until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors— Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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PNC Center

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PNC Center

Floor			
27	Terillium, Inc. 6,820 SF Exp. 10/2021		
26	Jackson Lewis P.C. 12,664 SF Exp. 4/2026		
25	Raymond James & Associates 12,909 SF Exp. 6/2021	Terillium, Inc. 1,935 SF Exp. 10/2021	
24	Pricewaterhouse Coopers 16,535 SF Exp. 5/2025		
23	Pricewaterhouse Coopers 12,870 SF Exp. 5/2025	Tokarz Group Advisers LLC 3,257 SF Exp. 4/2022	Morgeson Law Office, L.L.C. 1,378 SF Exp. 10/2024
22	CBRE, Inc. 16,933 SF Exp. 6/2027	Vacant 1,026 SF	
21	MCM CPAs & Advisors 14,148 SF Exp. 1/2026	Vacant 4,547 SF	
20	Vacant 10,206 SF	Skanska USA Building Inc. 5,574 SF Exp. 3/2026	Eck, Getter, & Greenwell 2,200 SF Exp. 6/2024
19	RGN-Cincinnati, LLC (Regus) 14,465 SF Exp. 7/2024	Phyllis G. Bossin & Associates 3,239 SF Exp. 2/2024	
18	Cadre Computer Resources 10,834 SF Exp. 7/2022	Coats Rose, P.C. 4,451 SF Exp. 7/2022	Vacant 3,116 SF
17	BR Cincinnati, LLC 18,140 SF Exp. 6/2023		
16	Fund Evaluation Group 18,133 SF Exp. 12/2031		
15	Fund Evaluation Group 12,193 SF Exp. 12/2031	Shriver & Company 5,899 SF Exp. 10/2023	
14	Faruki Ireland & Cox, P.L.L. 7,593 SF Exp. 1/2023	Aspirant, LLC 6,342 SF Exp. 6/2022	Cordell Practice, LLC 4,316 SF Exp. 12/2023
13	Burg Simpson Eldredge 7,418 SF Exp. 10/2028	Vacant 9,676 SF	
12	Vacant 18,133 SF		
11	Bricker & Eckler LLP 9,506 SF Exp. 6/2021	Vacant 8,392 SF	
10	W.P. Dolle, LLC 9,456 SF Exp. 3/2023	Vacant 8,231 SF	
9	Cors & Bassett, LLC 11,761 SF Exp. 1/2028	Vacant 5,928 SF	
8	Kohnen & Patton, LLP 17,689 SF Exp. 10/2025		
7	Robert Half International 12,271 SF Exp. 8/2021	Vacant 5,108 SF	
6	Vacant 18,232 SF		
5			
4			
3			
2	PNC Bank 117,962 SF Exp. 2/2030		
1	Lobby		Proposed Restaurant 6,517 SF
LL	Central Plant		Loading Dock

VACANT | BUILDING | 2021 – 2023 | 2024 – 2026 | 2027+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PNC Center

OH
Sharonville
Northgate
Loveland
Kenwood
Bridgetown North
Cincinnati
Newport
Covington
Florence
KY
Washington Park
STREETCAR
PENDLETON
JACK Cincinnati Casino
E CENTRAL PKWY
E 13TH ST
E 12TH ST
W 9TH ST
W 8TH ST
W 7TH ST
W 6TH ST
W 5TH ST
W 4TH ST
W 3RD ST
E 9TH ST
E 8TH ST
E 7TH ST
E 6TH ST
E 5TH ST
E 4TH ST
E 3RD ST
The Public Library
Aronoff Center
Cincinnati
PNC Center
201 East 5th Street
Cincinnati, OH 45202
Duke Energy Convention Center
Fountain Square
Hyatt Regency
Hilton
CENTRAL BUSINESS DISTRICT
Taft Museum of Art
75
471
71
50
SECOND ST W
National Underground Railroad Freedom Center
W FREEDOM WAY
Paul Brown Stadium
Great American Ball Park
U.S. Bank Arena
Smale Riverfront Park
Ohio River
MAP © 2020 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PNC Center

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Cincinnati, Ohio	Cut-off Date Principal Balance		$32,662,500
Property Type	Office	Cut-off Date Principal Balance per SF		$65.47
Size (SF)	498,905	Percentage of Initial Pool Balance		4.2%
Total Occupancy as of 1/15/2020	80.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/15/2020	80.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979 / 2010	Mortgage Rate		3.49000%
Appraised Value	$50,250,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$9,092,297
Underwritten Expenses	$5,274,905	Escrows(1)
Underwritten Net Operating Income (NOI)	$3,817,393		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,363,684	Taxes	$536,199	$134,050
Cut-off Date LTV Ratio	65.0%	Insurance	$0	$0
LTV Ratio at Maturity	65.0%	Replacement Reserve	$225,000	$14,523
DSCR Based on Underwritten NOI / NCF	3.30x / 2.91x	TI/LC(2)	$2,000,000	$0
Debt Yield Based on Underwritten NOI / NCF	11.7% / 10.3%	Other(3)	$7,457,802	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,662,500	52.4%	Purchase Price	$50,250,000	80.6%
Principal’s New Cash Contribution	28,582,764	45.8	Reserves	10,219,002	16.4
Other Sources(4)	1,096,573	1.8	Origination Costs	1,872,835	3.0

Total Sources	$62,341,837	100.0%	Total Uses	$62,341,837	100.0%

(1)	See “—Escrows” below.
(2)	If the balance in the TI/LC reserve falls below $1,200,000, the borrower is required to make monthly deposits of $50,000 until the balance in the TI/LC Reserve reaches $2,000,000.
(3)	Other upfront reserve consists of an unfunded obligations reserve of approximately $4,382,802 related to outstanding landlord obligations, a lobby renovations reserve of $3,000,000 and a deferred maintenance reserve of $75,000. Beginning on the monthly payment date occurring in August 2020 and continuing annually on each monthly payment date from August through the succeeding February, the borrower will be required to deposit amounts under the PNC Bank lease for free rent as long as the PNC Bank lease remains in full force and effect.
(4)	Other Sources represent miscellaneous credits provided by the seller of the PNC Center Property (as defined below).

■	The Mortgage Loan. The PNC Center mortgage loan (the “PNC Center Loan”) is a fixed rate loan secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in the central business district (“CBD”) of Cincinnati, Ohio (the “PNC Center Property”). The PNC Center Loan is evidenced by a promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $32,662,500, representing approximately 4.2% of the Initial Pool Balance.

The PNC Center Loan was originated by Citi Real Estate Funding, Inc. (“CREFI”) on March 3, 2020. The PNC Center Loan has a 10-year interest-only term and accrues interest at a fixed rate of 3.49000% per annum. The PNC Center Loan proceeds were used to fund the acquisition of the PNC Center Property, fund upfront reserves and pay origination costs.

The PNC Center Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The scheduled maturity date of the PNC Center Loan is March 6, 2030. Voluntary prepayment of the PNC Center Loan is permitted on or after November 6, 2029 without payment of any prepayment premium. Defeasance of the PNC Center Loan is permitted at any time after the second anniversary of the securitization closing date.

■	The Mortgaged Property. The PNC Center Property is a 27-story Class A office building totaling 498,905 SF located in the CBD of Cincinnati, Ohio. The PNC Center Property was built in 1979 and was subsequently renovated in 2010. Situated on approximately 0.78 acres, the PNC Center Property has access to 495 parking spaces within an adjacent parking garage through a reciprocal easement agreement, resulting in a parking ratio of 0.95 per 1,000 SF of net rentable area. As of January 15, 2020, the PNC Center Property was 80.0% occupied by 27 different tenants. PNC Bank is the largest tenant at the PNC Center Property and occupies approximately 23.6% of NRA, while accounting for 21.1% of underwritten base rent. Other than PNC Bank, no tenant occupies more than 6.1% of NRA or accounts for more than 8.0% of underwritten base rent. In connection with the origination of the PNC Center Loan, the borrower reserved $3.0 million for purposes of renovating and reconfiguring the PNC Center Property’s lobby, including adding a proposed restaurant as well as other tenant amenities.

As of April 28, 2020, the PNC Center Property is open; however, most, if not all, office tenants are working remotely or operating with limited employees on-site due to the state of Ohio’s stay at home order. The April debt service payment has been made.  All but one of the tenants (representing approximately 2.5% of NRA) have paid rent for

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PNC Center

April, representing approximately 96.9% of the occupied square footage and 97.0% of underwritten base rent. Two tenants, representing approximately 7.8% of underwritten base rent, have requested short-term rent assistance.  As of April 28, 2020, the PNC Center Loan is not subject to any modification or forbearance request.

The largest tenant by underwritten base rent at the PNC Center Property, PNC Bank (NYSE: PNC; 23.6% of NRA; 21.1% of underwritten base rent) occupies 117,962 SF. PNC Bank has been a tenant of the PNC Center Property since the building opened in 1979 and has a lease expiration date of February 28, 2030. PNC Bank has two, five-year renewal options and no termination options in their lease. PNC Bank is a diversified financial services company, with total assets, total deposits and total shareholders’ equity as of March 31, 2020 of $445.5 billion, $305.2 billion and $45.3 billion, respectively.

The second largest tenant by underwritten base rent at the PNC Center Property, Pricewaterhouse Coopers (5.9% of NRA; 8.0% of underwritten base rent), occupies 29,405 SF of office space. Pricewaterhouse Coopers has been a tenant at the PNC Center Property since the end of September 2014 and has a lease expiration date of May 31, 2025, with two, five-year extension options. Pricewaterhouse Coopers has the right to terminate its lease on October 1, 2021 with 12 months’ notice and the payment of unamortized tenant improvements, leasing commissions, and free rent, plus five months of gross rent. Pricewaterhouse Coopers, one of the “Big 4” accounting firms, is a global professional services firm, with practices focused on audit and assurance, tax, and consulting.

The third largest tenant by underwritten base rent at the PNC Center Property, Fund Evaluation Group (6.1% of NRA; 8.0% of underwritten base rent), occupies 30,326 SF. Fund Evaluation Group has been a tenant at the PNC Center Property since September 2007 and has a lease expiration date of December 31, 2031, with three, five-year extension options. Fund Evaluation Group has the right to terminate its lease on December 31, 2028 with nine months’ notice and the payment of unamortized tenant improvements and leasing commissions, plus four months of gross rent. In November 2019, Fund Evaluation Group extended their lease expiration from December 31, 2020 to December 31, 2031 and expanded their space by 5,948 SF to 30,326 SF. Fund Evaluation Group is a full-service investment advisory firm that was founded in 1988 with more than 130 employees. As of September 30, 2019, Fund Evaluation Group had $6.7 billion in assets under management. The PNC Center Property acts as the Fund Evaluation Group’s headquarters.

The following table presents certain information relating to the tenants at the PNC Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
PNC Bank	A2 / NR / A	117,962	23.6%	$966,590	21.1%	$8.19	2/28/2030	2, 5-year options
Pricewaterhouse Coopers(4)	NR / NR / NR	29,405	5.9	364,328	8.0	$12.39	5/31/2025	2, 5-year options
Fund Evaluation Group(5)	NR / NR / NR	30,326	6.1	364,215	8.0	$12.01	12/31/2031	3, 5-year options
Blank Rome LLP	NR / NR / NR	18,140	3.6	258,858	5.7	$14.27	6/30/2023	None
CBRE, Inc.(6)	NR / NR / NR	16,933	3.4	224,701	4.9	$13.27	6/30/2027	2, 5-year options
RGN-Cincinnati, LLC (Regus)	NR / NR / NR	14,465	2.9	214,950	4.7	$14.86	7/31/2024	1, 5-year option
Raymond James & Associates	Baa1 / NR / BBB+	12,909	2.6	189,261	4.1	$14.66	6/30/2021	1, 5-year option
MCM CPAs & Advisors(7)	NR / NR / NR	14,148	2.8	186,536	4.1	$13.18	Various	2, 5-year options
Kohnen & Patton, LLP	NR / NR / NR	17,689	3.5	177,598	3.9	$10.04	10/31/2025	2, 5-year options
Jackson Lewis P.C.	NR / NR / NR	12,664	2.5	171,977	3.8	$13.58	4/30/2026	1, 5-year option
Ten Largest Owned Tenants		284,641	57.1%	$3,119,013	68.2%	$10.96
Remaining Tenants		114,252	22.9	1,452,173	31.8	$12.71
Vacant		100,012	20.0	0	0.0	$0.00
Total / Wtd. Avg.		498,905	100.0%	$4,571,186	100.0%	$11.46

(1)	Based on the underwritten rent roll dated January 15, 2020.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes contractual rent steps of $201,097 underwritten for various tenants through February 1, 2021.
(4)	Pricewaterhouse Coopers has the right to terminate its lease on October 1, 2021 with 12 months’ notice and the payment of unamortized tenant improvements, leasing commissions, and free rent, plus five months of gross rent.
(5)	Fund Evaluation Group has the right to terminate its lease on December 31, 2028 with nine months’ notice and payment of unamortized tenant improvements and leasing commissions plus four months of gross rent.
(6)	CBRE, Inc. has the right to terminate its lease on August 31, 2024 with 12 months’ notice and payment of unamortized tenant improvements, leasing commissions, and free rent plus two months gross rent. CBRE, Inc. is the property manager of the PNC Center Property.
(7)	MCM CPAs & Advisors has 4,239 SF of space expiring on January 21, 2026 and 9,909 SF of space expiring on January 31, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PNC Center

The following table presents certain information relating to the lease rollover schedule at the PNC Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	43,441	8.7	8.7%	588,420	12.9	$13.55	4
2022	24,884	5.0	13.7%	344,909	7.5	$13.86	4
2023	45,406	9.1	22.8%	579,046	12.7	$12.75	5
2024	21,282	4.3	27.1%	297,249	6.5	$13.97	4
2025	47,094	9.4	36.5%	541,926	11.9	$11.51	2
2026	32,386	6.5	43.0%	427,073	9.3	$13.19	3
2027	16,933	3.4	46.4%	224,701	4.9	$13.27	1
2028	19,179	3.8	50.2%	237,057	5.2	$12.36	2
2029	0	0.0	50.2%	0	0.0	$0.00	0
2030	117,962	23.6	73.9%	966,590	21.1	$8.19	1
2031 & Thereafter	30,326	6.1	80.0%	364,215	8.0	$12.01	1
Vacant	100,012	20.0	100.0%	0	0.0	$0.00	0
Total	498,905	100.0%		$4,571,186	100.0%	$11.46	27

(1)	Based on the underwritten rent roll dated January 15, 2020.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF include contractual rent steps of $201,097 underwritten for various tenants through February 1, 2021.

The following table presents certain information relating to historical occupancy at the PNC Center Property:

Historical Leased %(1)

2017	2018	2019	As of 1/15/2020(2)
78.0%	78.9%	79.7%	80.0%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.
(2)	Based on the underwritten rent roll dated January 15, 2020.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the PNC Center Property:

Cash Flow Analysis(1)

	2017	2018	2019	Underwritten	Underwritten $ per SF
Base Rent	$3,936,419	$4,339,710	$4,554,634	$4,370,089	$8.76
Contractual Rent Steps(2)	0	0	0	201,097	0.40
Potential Income from Vacant Space	0	0	0	2,417,909	4.85
Reimbursements	4,535,952	4,679,559	4,601,129	4,327,187	8.67
Other Income(3)	144,924	115,984	193,924	193,924	0.39
Vacancy & Credit Loss	0	0	0	(2,417,909)	(4.85)
Effective Gross Income	$8,617,295	$9,135,253	$9,349,687	$9,092,297	$18.22

Real Estate Taxes	$1,505,534	$1,576,473	$1,556,264	$1,783,500	$3.57
Insurance	80,685	84,909	93,511	85,608	0.17
Management Fee	258,519	274,058	280,491	272,769	0.55
Other Operating Expenses	3,492,002	3,561,268	3,481,647	3,133,028	6.28
Total Operating Expenses	$5,336,740	$5,496,708	$5,411,913	$5,274,905	$10.57

Net Operating Income	$3,280,555	$3,638,545	$3,937,774	$3,817,393	$7.65
TI/LC	0	0	0	279,439	0.56
Capital Expenditures	0	0	0	174,270	0.35
Net Cash Flow	$3,280,555	$3,638,545	$3,937,774	$3,363,684	$6.74

(1)	Based on the underwritten rent roll dated January 15, 2020.
(2)	Contractual Rent Steps for various tenants through February 1, 2021.
(3)	Other Income includes storage fees, tenant services income, and other miscellaneous sources.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PNC Center

■	Appraisal. According to the appraisal, the PNC Center Property had an “as-is” appraised value of $50,250,000 as of January 17, 2020.

Appraisal Approach(1)	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$49,250,000	N/A	7.25%
Discounted Cash Flow Approach	$49,550,000	9.00%	7.25%(2)

(1)	The “as-is” appraised value of the PNC Center Property is equal to the recent purchase price of $50,250,000.
(2)	Represents the terminal capitalization rate.

■	Environmental Matters. According to the Phase I environmental report dated January 28, 2020, there are no recognized environmental conditions at the PNC Center Property, but did recommend retesting of water samples. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The PNC Center Property is located in the CBD of Cincinnati, Ohio. There are attractions within the greater Cincinnati area situated within or in close proximity to the CBD, including Great American Ballpark (home of the Cincinnati Reds), Paul Brown Stadium (home of the Cincinnati Bengals), US Bank Arena, Duke Energy Convention Center, National Underground Railroad Freedom Center, Cincinnati Art Museum, Aronoff Center for the Arts and Cincinnati Music Hall. The PNC Center Property has multiple access points with several interchanges along I-71, I-74, I-75 and I-471 providing access to the surrounding regional market. Cincinnati Streetcar is a $117 million project that broke ground in February 2012. It is expected to link the Cincinnati Riverfront with the Over-the-Rhine neighborhoods running linkages throughout the CBD. The PNC Center Property is approximately 9-miles east/northeast of the greater Cincinnati/Northern Kentucky International Airport (the “CVG Airport”). The CVG Airport is a major travel hub for the area with approximately 9.1 million passengers traveling through the airport in 2019.

According to the appraisal, the PNC Center Property is located in the Cincinnati CBD submarket of the Cincinnati office market. As of the fourth quarter of 2019, the Cincinnati office market had an inventory of approximately 103.2 million SF, a vacancy rate of 8.4% and asking rents of $13.88 per SF. Within the Cincinnati CBD submarket, the appraisal identified the PNC Center Property as part of the multi-tenant 4-star competitive set. As of the fourth quarter of 2019, the Cincinnati CBD submarket multi-tenant 4-star competitive set had an inventory of approximately 9.1 million SF, a vacancy rate of 11.5% and asking rents of $14.46 per SF. According to the appraisal, over the last five years the Cincinnati CBD submarket multi-tenant 4-star competitive set has absorbed 977,712 SF, compared to 668,787 SF constructed over that five-year period. According to the appraisal, eight properties totaling approximately 450,000 SF are currently under construction in the Cincinnati CBD. The appraisal identified seven properties that were directly competitive with the PNC Center Property, which had a trailing 3-year vacancy rate of 20.7% including the PNC Center Property.

Competitive Set – Comparable Sales(1)

	PNC Center Property(2)	Columbia Plaza	Omnicare Center	Atrium II
Distance from PNC Center Property	NAP	< 0.1 miles	0.2 miles	0.2 miles
Year Built	1979	1984	1980	1984
Number of Floors	27	33	20	30
Total NRA	498,905	527,645	566,509	655,270
Occupancy Rate	80.0%	78.0%	86.0%	94.0%
Sale Date	March 2020	February 2020	July 2019	December 2018
Sales Price	$50,250,000	$54,400,000	$46,000,000	$79,500,000
Sales Price per SF	$100.72	$103.10	$81.20	$121.32

(1)	Source: Appraisal.
(2)	Total NRA, Occupancy Rate and Sales Price per SF for the PNC Center Property represent SF and occupancy based on the underwritten rent roll as of January 15, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PNC Center

■	The Borrower. The borrower is PNC Center Cincinnati Realty LP, a single purpose entity and Delaware limited partnership structured to be a bankruptcy-remote entity. The general partner of PNC Center Cincinnati Realty LP is a single purpose entity with one independent director.

Raymond Massa, principal and co-founder of Group RMC, is the borrower sponsor and non-recourse carveout guarantor. Mr. Massa controls Group RMC, a real estate management company headquartered in New York City targeting investments in undervalued, well-located functional office assets in suburban markets throughout the United States. Group RMC’s portfolio includes more than 17.4 million SF of real estate, principally located in the Midwest.

■	Escrows. On the origination date, the borrower funded reserves of approximately (i) $536,199 with respect to real estate taxes, (ii) $225,000 with respect to the replacement reserve, (iii) $75,000 with respect to immediate repairs, (iv) $2,000,000 with respect to tenant improvements and leasing commissions incurred following origination of the PNC Center Loan, (v) $4,382,802 with respect to unfunded obligations and free rent for existing tenants and (vi) $3,000,000 with respect to lobby renovations.

Tax Reserve – On each due date, the borrower is required to fund an amount equal to 1/12 of the amount that the lender estimates will be necessary to pay taxes over the ensuing 12-month period (initially estimated to be $134,050).

Insurance Reserve – On each due date, the borrower is required to fund an amount equal to 1/12 of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by the insurance policies upon the expiration thereof; however, such insurance reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the PNC Center Loan documents.

Replacement Reserve – On each due date, the borrower is required to fund an amount equal to approximately $14,523.

TI/LC Reserve – On each due date, if the balance in the TI/LC Reserve falls below $1,200,000, the borrower is required to make monthly deposits of $50,000 until the balance in the TI/LC Reserve reaches $2,000,000.

Unfunded Obligations Reserve – On each due date, beginning on the monthly payment date occurring in August 2020 and continuing annually on each due date from August through the succeeding February, the borrower is required to deposit amounts set forth in the PNC Center Loan documents under the PNC Bank lease for unfunded obligations representing abated rent as long as the PNC Bank lease remains in full force and effect, with such monthly amounts ranging from approximately $51,000 to approximately $65,000.

■	Lockbox and Cash Management. The PNC Center Loan is structured with a hard lockbox and springing cash management. The PNC Center Loan documents require that the borrower direct all tenants to deposit rents directly into a lender-controlled lockbox account. In addition, the borrower is required to cause all rents received by the borrower or the property manager with respect to the PNC Center Property to be deposited into such lockbox account within two business days of receipt. Upon the occurrence and during the continuance of a PNC Center Trigger Period (as defined below), all amounts in the lockbox account are required to be remitted on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the PNC Center Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the PNC Center Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the PNC Center Loan.

A “PNC Center Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the PNC Center Loan documents, (ii) the lender delivering notice to the borrower that the debt yield is less than 7.75% for one calendar quarter and (iii) the occurrence of a PNC Center Specified Tenant Trigger Period (as defined below); and (B) expiring upon (x) with regard to any PNC Center Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any PNC Center Trigger Period commenced in connection with clause (ii) above, the debt yield being equal to or greater than 8.0% for two consecutive calendar quarters and (z) with regard to any PNC Center Trigger Period commenced in connection with clause (iii) above, a PNC Center Specified Tenant Trigger Period being cured and/or otherwise ceasing to exist in accordance with the PNC Center Loan documents.

A “PNC Center Specified Tenant Trigger Period” means a period commencing upon the first to occur of: (i) a PNC Center Specified Tenant (as defined below) being in default under the applicable specified tenant lease beyond

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PNC Center

any applicable notice and/or cure periods, (ii) a PNC Center Specified Tenant failing to be in actual, physical possession of and “going dark” in at least 75% (in the aggregate) of the PNC Center Specified Tenant space, (iii) a PNC Center Specified Tenant giving notice that it is terminating its lease for all, or a portion equal to 20% (in the aggregate) or more, of its PNC Center Specified Tenant space, (iv) any termination or cancellation of any PNC Center Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any PNC Center Specified Tenant lease failing to otherwise be in full force and effect, to the extent the applicable action contemplated in this clause (iv) applies to 20% or more, in the aggregate, of the PNC Center Specified Tenant space, (v) any bankruptcy or similar insolvency of a PNC Center Specified Tenant and (vi) a PNC Center Specified Tenant giving written notice of failing to extend or renew the applicable specified tenant lease on or prior to the earlier of (x) the applicable Specified Tenant extension deadline in accordance with the applicable terms and conditions in the applicable Specified Tenant’s lease and in the PNC Center Loan documents for the applicable Specified Tenant renewal term, to the extent such failure to extend or renew applies to 20% or more, in the aggregate, of the PNC Center Specified Tenant space, and (y) 12 months prior to the stated maturity date. A PNC Center Specified Tenant Trigger Period will expire upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the specified tenant cure conditions under the PNC Center Loan documents, or (2) the borrower leasing the entire PNC Center Specified Tenant space (or applicable portion thereof) for the applicable PNC Center Specified Tenant renewal term in accordance with the PNC Center Loan documents, the applicable tenant under such lease being in actual, physical occupancy of the space demised under its lease and paying the full amount of the rent due under its lease.

A “PNC Center Specified Tenant” means (i) PNC Bank or (ii) any tenant that at such time, together with any of its affiliates, leases space at the PNC Center Property that comprises 20% or more of either (1) the PNC Center Property’s aggregate gross leasable area, or (2) the total rental income for the PNC Center Property, and (iii) together with any guarantor(s), parent(s) or affiliate(s) providing credit support or any guaranty of the applicable related PNC Center Specified Tenant lease(s).

■	Property Management. The PNC Center Property is currently managed by CBRE, Inc. Under the PNC Center Loan documents, the lender has the right to terminate the property management agreement or direct the borrower to terminate the property management agreement and replace the property manager if (i) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding, (ii) a PNC Center Trigger Period exists, (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, or (iv) a default by the property manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods. If no event of default under the PNC Center Loan documents has occurred and is continuing, the borrower has the right to replace the property manager with a property manager approved in writing by the lender (which approval may be conditioned on receipt of a Rating Agency Confirmation).

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The PNC Center Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the PNC Center Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the PNC Center Property until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. If the Terrorism Risk Insurance Program Reauthorization Act is no longer in effect, the borrower is not required to pay terrorism insurance premiums in excess of two times the amount of the then-current insurance premiums with respect to the policies required under the PNC Center Loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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1427 7TH street

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Santa Monica, California		Cut-off Date Principal Balance	$27,700,000
Property Type	Multifamily		Cut-off Date Principal Balance per Unit	$554,000.00
Size (Units)	50		Percentage of Initial Pool Balance	3.6%
Total Occupancy as of 2/11/2020	96.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 2/11/2020	96.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	2013 / NAP		Mortgage Rate	3.74000%
Appraised Value	$41,500,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120
			Borrower Sponsor(1)	Various
Underwritten Revenues	$2,565,523
Underwritten Expenses	$663,644		Escrows
Underwritten Net Operating Income (NOI)	$1,901,879			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,889,379		Taxes	$22,109	$22,109
Cut-off Date LTV Ratio	66.7%		Insurance	$0	$0
Maturity Date LTV Ratio	66.7%		Replacement Reserves	$0	$1,083
DSCR Based on Underwritten NOI / NCF	1.81x / 1.80x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	6.9% / 6.8%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,700,000	100.0%	Loan Payoff	$22,498,150	81.2%
			Principal Equity Distribution	4,738,271	17.1
			Origination Costs	441,470	1.6
			Reserves	22,109	0.1

Total Sources	$27,700,000	100.0%	Total Uses	$27,700,000	100.0%

(1)	Scott Walter, Scott Walter, as Special Loan Trustee of The Adam 3S 2018 Generational Trust dated December 3, 2018, Scott Walter, as Special Loan Trustee of The Alan 3S 2018 Generational Trust dated December 3, 2018 and Scott Walter, as Special Loan as Trustee of The Alexander 3S 2018 Generational Trust dated December 3, 2018 are the borrower sponsors and non-recourse carveout guarantors for the 1427 7th Street loan.

■	The Mortgaged Property. As of April 27, 2020, the 1427 7th Street property is open, however the two retail tenants are closed. The April debt service payment has been made. Approximately 79% of the anticipated April rent was collected, which is based on the percentage of total billed residential and retail rent collected. The two retail tenants did not pay their April rent, which collectively represents approximately 7.1% of underwritten base rent. As of April 27, 2020, the 1427 7th Street loan is not subject to any modification or forbearance request.

The following table presents certain information relating to the units and rents at the 1427 7th Street property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Monthly In-Place Rent per Unit
Studio	2	680	340	$4,007
One Bed, One Bath	20	12,746	637	$3,691
Two Bed, Two Bath	28	23,607	843	$4,346
Total / Wtd. Avg.	50	37,033	741	$4,070

(1)	Based on the underwritten rent roll dated February 11, 2020.

The following table presents certain information relating to the historical leasing at the 1427 7th Street property:

Historical Leased %(1)

2017	2018	2019	As of 2/11/2020(2)
94.6%	94.3%	94.0%	96.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated February 11, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1427 7TH street

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1427 7th Street property:

Cash Flow Analysis(1)(2)

	2017	2018	2019	Underwritten	Underwritten
					Per Unit
Gross Potential Rent	$2,247,783	$2,274,468	$2,327,764	$2,442,002	$48,840
Vacancy	(124,669)	(115,429)	(133,649)	(97,680)	(1,954)
Concessions	(172,328)	(179,342)	(149,860)	(149,860)	(2,997)
Net Rental Income	$1,950,787	$1,979,698	$2,044,255	$2,194,463	$43,889
Other Rental Revenue	172,279	180,546	182,694	186,286	3,726
Miscellaneous Revenue	183,707	95,419	179,108	184,774	3,695
Effective Gross Income	$2,306,773	$2,255,662	$2,406,057	$2,565,523	$51,310

Real Estate Taxes	$237,270	$241,918	$250,033	$324,090	$6,482
Insurance	21,003	20,825	23,051	25,956	519
Utilities	48,700	45,006	60,073	50,820	1,016
Repairs & Maintenance	73,009	82,023	87,574	85,036	1,701
Management Fee	57,809	56,439	59,502	76,966	1,539
Payroll(3)	69,578	70,086	72,916	84,699	1,694
Advertising	2,600	2,853	6,300	6,978	140
General and Administrative – Direct	10,529	5,299	11,114	9,099	182
Total Operating Expenses	$520,498	$524,450	$570,563	$663,644	$13,273

Net Operating Income	$1,786,274	$1,731,212	$1,835,494	$1,901,879	$38,038
Capital Expenditures	0	0	0	12,500	250
Net Cash Flow	$1,786,274	$1,731,212	$1,835,494	$1,889,379	$37,788

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent roll dated February 11, 2020.

(3)	Payroll expense includes office, security and maintenance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GRAND STREET PLAZA

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CREFI
Location (City/State)	White Plains, New York		Cut-off Date Principal Balance	$27,600,000
Property Type	Office		Cut-off Date Principal Balance per SF	$132.32
Size (SF)	208,586		Percentage of Initial Pool Balance	3.6%
Total Occupancy as of 1/1/2020	94.6%		Number of Related Mortgage Loans	None
Owned Occupancy as of 1/1/2020	94.6%		Type of Security	Fee Simple
Year Built / Latest Renovation	1962, 1990 / 2009, 2018		Mortgage Rate	3.35000%
Appraised Value	$44,200,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120
			Borrower Sponsor	140-150 Grand Venture LLC

Underwritten Revenues	$6,609,455
Underwritten Expenses	$3,307,689		Escrows
Underwritten Net Operating Income (NOI)	$3,301,766			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,871,903		Taxes	$281,013	$93,671
Cut-off Date LTV Ratio	62.4%		Insurance	$12,765	$6,383
Maturity Date LTV Ratio	62.4%		Replacement Reserves	$0	$3,882
DSCR Based on Underwritten NOI / NCF	3.52x / 3.06x		TI/LC(1)	$0	$20,833
Debt Yield Based on Underwritten NOI / NCF	12.0% / 10.4%		Other(2)	$385,485	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,600,000	61.9%	Purchase Price	$42,450,000	95.1%
Principal’s New Cash Contribution	16,167,238	36.2	Origination Costs	1,487,034	3.3
Other Sources	849,059	1.9	Reserves	679,263	1.5

Total Sources	$44,616,297	100.0%	Total Uses	$44,616,297	100.0%

(1)	From the first monthly payment date through the payment date in January 2022, the borrower is required to deposit the following into the TI/LC reserve on a monthly basis: (i) approximately $20,833 if no trigger period exists and (ii) approximately $33,333 during the existence of a trigger period. Commencing on the monthly payment date in February 2022, the borrower is required to deposit approximately $33,333 into the TI/LC reserve on a monthly basis. The TI/LC reserve may not exceed the cap of $2,000,000.

(2)	Other escrows include $383,760 for unfunded obligations and $1,725 for immediate repairs.

■	The Mortgaged Property. As of April 28, 2020, the Grand Street Plaza property is open; however, most, if not all, office tenants are working remotely or operating with limited employees on-site due to the State of New York’s stay at home order. The April debt service payment has been made. Approximately 74.5% of the anticipated April rent was collected. The seven tenants that did not pay their April rent account for approximately 25.5% of underwritten base rent and approximately 22.1% of net rentable area. The second largest tenant, NY State Court of Claims has not yet paid its April rent, however the borrower has represented that such nonpayment is due to delays in the routine landlord approval process by the NY State Court of Claims. Assuming receipt of rent from the NY State Court of Claims, the April rent collected would be approximately 89.4%, representing 90.1% of net rentable area. As of April 28, 2020, the Grand Street Plaza loan is not subject to any modification or forbearance request.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GRAND STREET PLAZA

The following table presents certain information relating to the ten largest tenants at the Grand Street Plaza property:

Largest Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
NY State Court of Claims(4)	AA+ / Aa1 / AA+	25,476	12.2%	$832,869	14.9%	$32.69	10/31/2024	2, 5-year options
Legal Aid Society(5)	NR / NR / NR	26,885	12.9	619,641	11.1	$23.05	1/31/2032	2, 5-year options
The County of Westchester	AA+ / Aa1 / AA+	17,800	8.5	553,580	9.9	$31.10	8/31/2029	2, 5-year options
GSA (DEA)(6)	AAA / Aaa / AA+	12,670	6.1	443,450	7.9	$35.00	6/30/2022	NAP
Miller Zeiderman & Wiederkehr(7)	NR / NR / NR	13,562	6.5	409,659	7.3	$30.21	6/30/2024	NAP
LicenseLogix LLC(8)	NR / NR / NR	8,738	4.2	268,694	4.8	$30.75	4/30/2025	NAP
Yankwitt LLP(9)	NR / NR / NR	8,328	4.0	249,840	4.5	$30.00	7/31/2029	1, 5-year option
Belowich & Walsh LLP(10)	NR / NR / NR	7,414	3.6	226,127	4.0	$30.50	5/31/2027	1, 5-year option
Bodnar & Milone LLP	NR / NR / NR	7,335	3.5	223,718	4.0	$30.50	1/31/2024	1, 5-year option
GSA (Secret Service)(11)	AAA / Aaa / AA+	6,739	3.2	172,140	3.1	$25.54	7/29/2034	NAP
Largest Owned Tenants		134,947	64.7%	$3,999,717	71.6%	$29.64
Remaining Tenant Total		62,427	29.9	1,586,793	28.4	$25.42
Vacant Spaces		11,212	5.4	0	0.0	$0.00
Totals / Wtd. Avg.		208,586	100.0%	$5,586,509	100.0%	$28.30

(1)	Based on the underwritten rent roll dated January 1, 2020.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, UW Base Rent $ per SF and % of Total UW Base Rent includes contractual rent steps of $140,399 underwritten for various tenants through March 1, 2021.

(4)	NY State Court of Claims has two, five-year renewal options on a space of 16,494 SF. NY State Court of Claims has not yet paid its April rent. The borrower has represented that such nonpayment is due to delays in the routine landlord approval process by NY State Court of Claims.

(5)	Legal Aid Society has a one-time right to terminate the lease on January 31, 2027 with 15 months’ notice and payment of unamortized leasing commissions, landlord’s work, rent abatements, plus 3 months of base rent and additional rent.

(6)	GSA (DEA) has the right to terminate its lease at any time with 180 days’ notice.

(7)	Miller Zeiderman & Wiederkehr has a one-time right to terminate the lease on June 1, 2020 upon 365 days’ notice with payment of unamortized improvement work, rent abatements, legal fees and leasing commissions.

(8)	LicenseLogix LLC has a one-time right to terminate its lease on April 30, 2022 on 365 days’ notice and payment of unamortized improvement work, free rent, and leasing commissions.

(9)	Yankwitt LLP has the one-time right to terminate its lease on January 31, 2026 with 270 days’ notice and the payment of unamortized alterations, professional fees, concessions, and leasing commissions.

(10)	Belowich & Walsh LLP has a one-time right to terminate its lease on March 31, 2023, on 365 days’ notice and the payment of unamortized landlord work, alterations, professional fees, concessions, and leasing commissions.

(11)	GSA (Secret Service) has the option to terminate its lease at any time after July 30, 2029, on 120 days’ notice.

The following table presents certain information relating to the lease rollover schedule at the Grand Street Plaza property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	1,657	0.8%	0.8%	$0	0.0%	$0.00	0
2020	6,136	2.9	3.7%	174,489	3.1	$28.44	2
2021	13,263	6.4	10.1%	284,222	5.1	$21.43	6
2022	30,260	14.5	24.6%	941,615	16.9	$31.12	6
2023	1,591	0.8	25.4%	40,571	0.7	$25.50	1
2024	41,999	20.1	45.5%	1,328,385	23.8	$31.63	5
2025	21,156	10.1	55.6%	601,381	10.8	$28.43	5
2026	3,765	1.8	57.4%	110,126	2.0	$29.25	1
2027	11,438	5.5	62.9%	326,727	5.8	$28.57	2
2028	1,485	0.7	63.6%	48,507	0.9	$32.66	1
2029	29,645	14.2	77.9%	889,586	15.9	$30.01	3
2030	1,355	0.6	78.5%	49,119	0.9	$36.25	1
2031 & Thereafter	33,624	16.1	94.6%	791,781	14.2	$23.55	2
Vacant	11,212	5.4	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	208,586	100.0%		$5,586,509	100.0%	$28.30	35

(1)	Based on the underwritten rent roll dated January 1, 2020.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	UW Base Rent, UW Base Rent $ per SF and % of Total UW Base Rent includes contractual rent steps of $140,399 underwritten for various tenants through March 1, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GRAND STREET PLAZA

The following table presents certain information relating to historical occupancy at the Grand Street Plaza property:

Historical Leased %(1)

2016	2017	2018	TTM 11/30/2019	As of 1/1/2020(2)
80.5%	78.8%	84.4%	87.8%	94.6%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated January 1, 2020.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Grand Street Plaza property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 11/30/2019	Underwritten	Underwritten $ per SF
Base Rent	$4,417,815	$4,531,651	$4,602,296	$4,912,157	$5,446,110	$26.11
Contractual Rent Steps(2)	0	0	0	0	140,399	0.67
Potential Income From Vacant Space	0	0	0	0	312,854	1.50
Reimbursements	563,369	535,384	548,400	565,850	604,839	2.90
Other Income(3)	594,217	681,096	711,525	740,483	755,673	3.62
Less Vacancy & Credit Loss	0	0	0	0	(650,420)	(3.12)
Effective Gross Income	$5,575,401	$5,748,131	$5,862,221	$6,218,490	$6,609,455	$31.69

Real Estate Taxes	$1,139,605	$1,013,589	$1,009,310	$1,051,785	$1,079,551	$5.18
Insurance	63,432	60,069	56,645	37,372	72,945	0.35
Management Fee	167,262	172,444	175,867	186,555	198,284	0.95
Other Operating Expenses	1,658,446	1,794,252	1,804,849	1,846,534	1,956,910	9.38
Total Operating Expenses	$3,028,745	$3,040,354	$3,046,670	$3,122,246	$3,307,689	$15.86

Net Operating Income	$2,546,656	$2,707,777	$2,815,551	$3,096,244	$3,301,766	$15.83
Capital Expenditures	0	0	0	0	45,889	0.22
TI/LC	0	0	0	0	383,974	1.84
Net Cash Flow	$2,546,656	$2,707,777	$2,815,551	$3,096,244	$2,871,903	$13.77

(1)	Based on the underwritten rent roll dated January 1, 2020.

(2)	Contractual Rent Steps for various tenants through March 1, 2021.

(3)	Other Income includes parking, tenant electric and miscellaneous sources.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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630 ROSEVILLE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Roseville, California	Cut-off Date Principal Balance	$25,800,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$163.79
Size (SF)	157,518	Percentage of Initial Pool Balance	3.3%
Total Occupancy as of 5/6/2020	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/6/2020	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1990 / 2019	Mortgage Rate	3.67000%
Appraised Value	$39,500,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	NAP
		Original Interest Only Period (Months)	120
		Borrower Sponsors(1)	Various

Underwritten Revenues	$3,056,829
Underwritten Expenses	$807,689	Escrows
Underwritten Net Operating Income (NOI)	$2,249,140		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,083,991	Taxes	$70,727	$35,364
Cut-off Date LTV Ratio	65.3%	Insurance	$0	$0
Maturity Date LTV Ratio	65.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.34x / 2.17x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,800,000	64.1%	Purchase Price	$39,450,000	98.0%
Principal’s New Cash Contribution	14,458,065	35.9	Origination Costs	721,041	1.8
			Reserves	70,727	0.2
			Other Uses	16,297	0.0

Total Sources	$40,258,065	100.0%	Total Uses	$40,258,065	100.0%

(1)	HGGP Capital VIII, LLC, HGGP Capital IX, LLC, HGGP Capital X, LLC, HGGP Capital XI, LLC, HGGP Capital XII, LLC, HGGP Capital XIII, LLC and HGGP Capital XIV, LP are collectively the borrower sponsors under the 630 Roseville loan. The borrowers own the 630 Roseville property as tenants-in-common.

■	The Mortgaged Property. As of April 28, 2020, the 630 Roseville property is open and operating under normal business conditions because the sole tenant, Penumbra, Inc., is an essential healthcare business. The April debt service payment has been made. Penumbra, Inc. paid rent for April. As of April 28, 2020, the 630 Roseville loan is not subject to any modification or forbearance request.

The following table presents certain information relating to the sole tenant at the 630 Roseville property:

Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Penumbra, Inc.	NR / NR / NR	157,518	100.0%	$2,410,025	100.0%	$15.30	2/28/2035	2, 5-year options
Largest Tenant		157,518	100.0%	$2,410,025	100.0%	$15.30
Vacant Spaces		0	0.0	0	0.0	$0.00
Totals / Wtd. Avg.		157,518	100.0%	$2,410,025	100.0%	$15.30

(1)	Based on the underwritten rent roll dated May 6, 2020.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent, UW Base Rent $ per SF and % of Total UW Base Rent includes contractual rent steps of $47,255 underwritten for the sole tenant through March 1, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

630 ROSEVILLE

The following table presents certain information relating to the lease rollover schedule at the 630 Roseville property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031 & Thereafter	157,518	100.0	100.0%	2,410,025	100.0	$15.30	1
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	157,518	100.0%		$2,410,025	100.0%	$15.30	1

(1)	Based on the underwritten rent roll dated May 6, 2020.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(3)	UW Base Rent, UW Base Rent $ per SF and % of Total UW Base Rent includes contractual rent steps of $47,255 underwritten for the sole tenant through March 1, 2021.

The following table presents certain information relating to historical occupancy at the 630 Roseville property:

Historical Leased %(1)

As of 5/6/2020
100.0%

(1)	Historical occupancy is not available at the property as the sole tenant’s lease started on February 6, 2020.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 630 Roseville property:

Cash Flow Analysis(1)

		Underwritten
	Underwritten	PSF
Base Rent	$2,362,770	$15.00
Contractual Rent Steps(2)	47,255	0.30
Potential Income From Vacant Space	0	0.00
Reimbursements	807,689	5.13
Other Income	0	0.00
Less Vacancy & Credit Loss	(160,886)	(1.02)
Effective Gross Income	$3,056,829	$19.41

Real Estate Taxes	$427,484	$2.71
Insurance	62,452	0.40
Management Fee	91,705	0.58
Other Operating Expenses	226,048	1.44
Total Operating Expenses	$807,689	$5.13

Net Operating Income	$2,249,140	$14.28
TI/LC	133,645	0.85
Capital Expenditures	31,504	0.20
Net Cash Flow	$2,083,991	$13.23

(1)	Based on the underwritten rent roll dated May 6, 2020. Historical cash flow information is not available as the sole tenant’s lease started on February 6, 2020.
(2)	Contractual rent steps for the sole tenant through March 1, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAWTHORNE GATE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Washington Township, Ohio	Cut-off Date Principal Balance	$18,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$157,894.74
Size (Units)	114	Percentage of Initial Pool Balance	2.3%
Total Occupancy as of 1/17/2020	99.1%	Number of Related Mortgage Loans(1)	3
Owned Occupancy as of 1/17/2020	99.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	2019 / NAP	Mortgage Rate	4.48500%
Appraised Value	$24,020,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
		Borrower Sponsors(2)	Various
Underwritten Revenues	$2,226,506
Underwritten Expenses	$801,983	Escrows
Underwritten Net Operating Income (NOI)	$1,424,522		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,396,022	Taxes	$33,499	$4,187
Cut-off Date LTV Ratio	74.9%	Insurance	$0	$0
Maturity Date LTV Ratio	68.6%	Replacement Reserves(3)	$0	$1,900
DSCR Based on Underwritten NOI / NCF	1.30x / 1.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	100.0%	Loan Payoff	$13,711,423	76.2%
			Return to Equity	3,782,448	21.0
			Origination Costs	472,630	2.6
			Reserves	33,499	0.2

Total Sources	$18,000,000	100.0%	Total Uses	$18,000,000	100.0%

(1)	The borrower sponsors of the Hawthorne Gate loan are also the borrower sponsors of the Trails of Hudson II and Savannah Ridge II loans.

(2)	David M. Conwill, Steven B. Kimmelman and Leslie S.R. Leohr are the borrower sponsors and the non-recourse carveout guarantors for the Hawthorne Gate loan.

(3)	Replacement Reserves are capped at $50,000.

■	The Mortgaged Property. As of April 27, 2020, the Hawthorne Gate property is open and operating. The April debt service payment has been made. Approximately 97% of the billed residential rent was collected, which represents approximately 97% of underwritten base rent. As of April 27, 2020, the Hawthorne Gate loan is not subject to any modification or forbearance request.

The following table presents certain information relating to the units and rents at the Hawthorne Gate property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Monthly In-Place Rent per Unit
Two Bed, Two Bath	114	152,003	1,333	$1,585
Total / Wtd. Avg.	114	152,003	1,333	$1,585

(1)	Based on the underwritten rent roll dated January 17, 2020.

The following table presents certain information relating to the historical leasing at the Hawthorne Gate property:

Historical Leased %(1)

As of 1/17/2020
99.1%

(1)	Historical occupancy is not available as the property was built in 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAWTHORNE GATE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hawthorne Gate property:

Cash Flow Analysis(1)(2)

		Underwritten
	Underwritten	Per Unit
Gross Potential Rent	$2,167,968	$19,017
Vacancy	(69,375)	(609)
Concessions	(3,000)	(26)
Non-Revenue Units	(35,436)	(311)
Net Rental Income	$2,060,157	$18,072
Reimbursement Revenue	68,879	604
Miscellaneous Revenue	97,470	855
Effective Gross Income	$2,226,506	$19,531

Real Estate Taxes	$391,541	$3,435
Insurance	15,739	138
Utilities	83,904	736
Repairs & Maintenance	79,800	700
Management Fee	66,795	586
Payroll(3)	118,604	1,040
Advertising	17,100	150
General and Administrative – Direct	28,500	250
Total Operating Expenses	$801,983	$7,035

Net Operating Income	$1,424,522	$12,496
Capital Expenditures	28,500	250
Net Cash Flow	$1,396,022	$12,246

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Based on the underwritten rent roll as of January 17, 2020.
(3)	Payroll expense includes office, security and maintenance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

lakeside flats

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Lakeville, Minnesota	Cut-off Date Principal Balance	17,200,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$143,333.33
Size (Units)	120	Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 1/30/2020	98.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/30/2020	98.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	2019 / NAP	Mortgage Rate	4.46000%
Appraised Value	$25,900,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$2,071,791	Borrower Sponsor(1)	Jon Malinski
Underwritten Expenses	$784,052	Escrows
Underwritten Net Operating Income (NOI)	$1,287,739	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,263,739	Taxes	$145,422	$24,237
Cut-off Date LTV Ratio	66.4%	Insurance	$10,413	$2,603
Maturity Date LTV Ratio	60.7%	Replacement Reserves	$0	$2,500
DSCR Based on Underwritten NOI / NCF	1.24x / 1.21x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.5% / 7.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,200,000	100.0%	Loan Payoff	$16,200,167	94.2%
Principal Equity Distribution	638,091	3.7
Origination Costs	205,907	1.2
Reserves	155,835	0.9

Total Sources	$17,200,000	100.0%	Total Uses	$17,200,000	100.0%

(1)	Jon Malinski is also the non-recourse carveout guarantor for the Lakeside Flats loan.

■	The Mortgaged Property. As of April 27, 2020, the Lakeside Flats property is open and operating. The April debt service payment has been made. Approximately 91% of the billed residential rent was collected, which represents approximately 89% of underwritten base rent. Four tenants have requested rent relief and two of those tenants have been put on payment plans. As of April 27, 2020, the Lakeside Flats loan is not subject to any modification or forbearance request.

The following table presents certain information relating to the units and rents at the Lakeside Flats property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Monthly Average Actual Rent per Unit(2)	Annual Total Actual Rent(2)
Studio	26	15,406	593	$1,181	$368,474
One Bed, One Bath	54	38,856	720	$1,323	856,988
Two Bed, Two Bath	34	33,923	998	$1,641	669,353
Three Bed, Two Bath	6	8,207	1,368	$2,346	168,900
Total / Wtd. Avg.	120	96,392	803	$1,433	$2,063,714

(1)	Based on the underwritten rent roll dated January 30, 2020.

(2)	Includes vacant units.

The following table presents certain information relating to the historical leasing at the Lakeside Flats property:

Historical Leased %(1)

As of 1/30/2020
98.3%

(1)	Historical occupancy is not available as the property was delivered in 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

lakeside flats

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lakeside Flats property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten Per Unit
Potential Rental Revenue	$2,063,714	$17,198
Vacancy Loss	(86,676)	(722)
Non-Revenue Units	(15,548)	(130)
Effective Rental Revenue	$1,961,491	$16,346
Parking Revenue	68,300	569
Miscellaneous Revenue	42,000	350
Effective Gross Revenue	$2,071,791	$17,265

Real Estate Taxes	$339,658	$2,830
Insurance	31,240	260
Utilities	78,000	650
Repairs & Maintenance	108,000	900
Management Fee	62,154	518
Payroll(4)	96,000	800
Advertising	45,000	375
General and Administrative - Direct	24,000	200
Total Operating Expenses	$784,052	$6,534

Net Operating Income	$1,287,739	$10,731
Replacement Reserves	24,000	200
Net Cash Flow	$1,263,739	$10,531

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Historical financials are not available as the property was delivered in 2019.
(3)	Based on the underwritten rent roll as of January 30, 2020.
(4)	Payroll expenses include office, security and maintenance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	Current Coronavirus Pandemic May Adversely Affect the Global Economy and the Performance of the Mortgage Loans

—	There has been an emergence of a novel coronavirus (SARS-CoV-2) and a related respiratory disease (“COVID-19”), which has spread to countries throughout the world, including the United States, and has been declared a global pandemic. The COVID-19 outbreak has led to severe disruptions in the global supply chain, financial and other markets, significant increases in unemployment, significant reductions in consumer demand and downturns in the economies of many nations, including the United States, and those disruptions will likely continue for some time. With respect to the mortgage pool, it is unclear how many borrowers have been adversely affected by the COVID-19 pandemic. It is expected that many borrowers will be (or continue to be) adversely affected by the cumulative effects of COVID-19 and the measures implemented by governments to combat the pandemic. As a result, borrowers may not and/or may be unable to meet their payment obligations under the mortgage loans, which may result in significant losses, including shortfalls in distributions of interest and/or principal to the holders of the certificates.

—	When evaluating the financial information and mortgaged property valuations presented in this Term Sheet and the Preliminary Prospectus, investors should take into consideration the dates as of which historical financial information is presented and appraisals and property condition reports were conducted and that the underwritten information does not reflect the events described in this risk factor or any potential impacts of the COVID-19 pandemic. Because a pandemic of the scale and scope the COVID-19 pandemic has not occurred in recent years, historical delinquency and loss experience is unlikely to accurately predict the performance of the mortgage loans in the mortgage pool. Investors should expect higher-than-average delinquencies and losses on the mortgage loans. The aggregate number and size of delinquent loans in a given collection period may be significant, and the master servicer may determine that advances of payments on such mortgage loans are not or would not be recoverable or may not be able to make such advances given the severity of delinquencies (in this transaction or other transactions), which would result in shortfalls and losses on the certificates.

—	The borrowers have provided additional information regarding the status of the mortgage loans and mortgaged properties, which is described under “COVID-19 Update” above, as of the dates set forth in that section. We cannot assure you that the information in that section is indicative of future performance or that tenants or borrowers will not seek rent or debt service relief (including forbearance arrangements) or other lease or loan modifications in the future. Such actions may lead to shortfalls and losses on the certificates.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	The real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have from time to time experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. Changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Investors should be aware and in some cases are required to be aware of the risk retention and due diligence requirements in the European Union (the “EU Risk Retention and Due Diligence Requirements”) which apply in respect of institutional investors as defined in specified European Union Directives and Regulations (“Institutional Investors”) including: institutions for occupational retirement; credit institutions; alternative investment fund managers who manage or market alternative investment funds in the European Union and the United Kingdom; investment firms (as defined in Regulation (EU) No 575/2013 (the “CRR”)); insurance and reinsurance undertakings; and management companies of UCITS funds (or internally managed UCITS), as set out in Regulation (EU) 2017/2402 (the “EU Securitization Regulation”). These requirements restrict such investors from investing in securitizations unless such investors have verified that: (i) the originator, sponsor or original lender will retain, on an ongoing basis, a material net economic interest of not less than five percent. in the securitization determined in accordance with Article 6 of the EU Securitization Regulation and the risk retention is disclosed to Institutional Investors; (ii) the originator, sponsor or securitization special purpose entity (i.e., the issuer special purpose vehicle) has, where applicable, made available the information required by Article 7 of the EU Securitization Regulation in accordance with the frequency and modalities provided for in that Article; and (iii) where the originator or original lender is established in a country other than a country that is in the European Union or the United Kingdom, the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes to ensure that credit-granting is based on thorough assessment of the obligor’s creditworthiness. Pursuant to Article 14 of the CRR consolidated subsidiaries of credit institutions and investment firms subject to the CRR may also be subject to these requirements.

—	Failure to comply with one or more of the requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge in respect of the certificates acquired by the relevant investor. Aspects of the requirements and what is or will be required to demonstrate compliance to European national regulators remain unclear. Prospective investors should make themselves aware of the EU Risk Retention and Due Diligence Requirements described above (and any corresponding implementing rules of their regulator), where applicable to them, in addition to any other applicable regulatory requirements with respect to their investment in the certificates.

—	Prospective investors should be aware that none of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issuance of the certificates in accordance with any EU Risk Retention and Due Diligence Requirements, provide information allowing a prospective investor to comply with its due diligence obligations under the EU Risk Retention and Due Diligence Requirements, or take any other action which may be required by prospective investors for the purposes of their compliance with the EU Risk Retention and Due Diligence Requirements. Consequently, the certificates may not be a suitable investment for investors that are now or may in the future be subject to any EU Risk Retention and Due Diligence Requirements. As a result, the price and liquidity of the certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer your certificates or the price you may receive upon your sale of your certificates. Each investor should evaluate the impact any such non-compliance may have on it.

—

Changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, capital regulations issued by the U.S. banking regulators in 2013 implement the increased capital requirements established under the Basel Accord and are being phased in over time. These capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset -backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

—	Section 619 of the Dodd Frank Act (such statutory provision together with the implementing regulations, the “Volcker Rule”) generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

—	The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

—	Further changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets (including the CMBS market) and may have adverse effect on the liquidity, market value and regulatory characteristics of the offered certificates.

—	Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal, accounting and other advisors in determining whether, and to what extent, the offered certificates will constitute legal investments for them or are subject to investment or other restrictions, unfavorable accounting treatment, capital charges or reserve requirements. See “Legal Investment” in the Preliminary Prospectus.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the retaining sponsor will at all times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the retaining sponsor to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Commercial and Multifamily Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty of such sponsor or a material document deficiency. We cannot assure you that a sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of such sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders and the RR Interest Owner if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—      Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA, the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by the sponsors to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, in the case of each sponsor and the depositor, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by each sponsor to the depositor, and by the depositor to the issuing entity, would generally be respected as a sale in the event of a bankruptcy or insolvency of such sponsor or the depositor, as applicable. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Non-Serviced Whole Loan Controlling Noteholders Serviced Companion Loan Holders and any Mezzanine Lenders

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA, the holder of a control note with respect to non-serviced whole loan or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA, the holder of a control note with respect to non-serviced whole loan or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class F, Class G and Class H certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, one of the originators, and an initial risk retention consultation party, of Goldman Sachs Bank USA, one of the originators and the initial RR interest owner, and of Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans, except to the extent that any originator (or their “majority-owned affiliate” as defined in the Credit Risk Retention Rules) are expected to hold the VRR interest as described in “Credit Risk Retention” in the Preliminary Prospectus. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders and the RR Interest Owner. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates. Similarly, the expected VRR Interest Owners and the parties expected to be designated to consult with the special servicer on their behalf as the risk retention consultation parties are each affiliated with an Underwriter Entity.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

■	Changes to REMIC Restrictions on Loan Modifications May Impact an Investment in the Certificates

—	The Internal Revenue Service (“IRS”) has issued guidance easing the tax requirements for a servicer to modify a commercial or multifamily mortgage loan held in a REMIC, including by permitting forbearances for borrowers experiencing a financial hardship due to the COVID-19 emergency. Accordingly, the master servicer or the special servicer may grant certain forbearances (and engage in related modifications) with respect to a mortgage loan in connection with the COVID-19 emergency, or engage in other modifications permitted by IRS guidance, which may impact the timing of payments and ultimate recovery on the mortgage loan, and likewise on one or more classes of certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.